Exhibit 99.1

EXECUTION VERSION

AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT

between

EXCELLENT PERFORMANCE CHEMICALS COMPANY

and

DOW SAUDI ARABIA HOLDING B.V.

relating to the

SADARA PROJECT

Dated as of ___March 25_____, 2021

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

Page

1.	DEFINITIONS AND USAGE	2
2.	EFFECTIVENESS	30
3.	BUSINESS OF THE COMPANY	31
4.	DURATION; TERM; TERMINATION	37
5.	OWNERSHIP INTEREST; SALE TO PUBLICCO	37
6.	CAPITAL CONTRIBUTIONS; FINANCING	39
7.	MATERIAL EXPANSIONS OF THE PROJECT	43
8.	THE BOARD OF MANAGERS	46
9.	THE GENERAL ASSEMBLY OF THE COMPANY	54
10.	DEADLOCK	57
11.	BOARD COMMITTEES	59
12.	MANAGEMENT, EMPLOYEES, Marketing Council, AND ES&OP	61
13.	ANNUAL PLANNING	65
14.	FINANCIAL REPORTING AND TAXES	68
15.	POLICIES OF THE COMPANY	75
16.	WARRANTIES	78
17.	MARKETING AND OTHER PRINCIPAL AGREEMENTS	79
18.	EVENTS OF DEFAULT	82
19.	TRANSFER AND EXIT PROVISIONS	87
20.	DISSOLUTION AND WINDING-UP	103
21.	CONFIDENTIAL INFORMATION	105
22.	INDEMNIFICATION AND LIABILITY	105
23.	INSURANCE	108
24.	DISPUTE RESOLUTION PROCEDURES	108
25.	ASSIGNMENT	108
26.	MISCELLANEOUS	108

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

(i)

ANNEXES

ANNEX A:	DISPUTE AND EXPERT RESOLUTION PROCEDURES

ANNEX B:	FORM OF ACCESSION AGREEMENT

ANNEX C:	ACQUISITION OF OWNERSHIP INTERESTS

ANNEX D:	KEY PROJECT AGREEMENTS

ANNEX E-1:	FORM OF PARENT GUARANTEE

ANNEX E-2:	FORM OF SECONDARY GUARANTEE

ANNEX F:	THE MARKETING COUNCIL

ANNEX G:	THE ES&OP

ANNEX H:	[***]

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

(ii)

AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT

This AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT (this “Shareholders’ Agreement”) is entered into on the   12th   day of the month of   Shaban, 1442 , H. corresponding to the  25th    day of ___March___ 2021 G., by and between:

EXCELLENT PERFORMANCE CHEMICALS COMPANY, a limited liability company duly organized and existing under the laws of The Kingdom of Saudi Arabia (“The Kingdom”) with commercial registration number 2052001806, having its head office in Dhahran, The Kingdom (“Saudi Aramco Holdco”) and a wholly-owned subsidiary of Saudi Arabian Oil Company, a joint stock company incorporated under the laws of The Kingdom, with its headquarters located in Dhahran, The Kingdom, Commercial Registration Number 2052101150 and capital being sixty billion Saudi Arabian Riyals (SAR 60,000,000,000) fully paid (“Saudi Aramco”); and

DOW SAUDI ARABIA HOLDING B.V., a private company with limited liability duly organized and existing under the laws of The Netherlands (“Dow Holdco”) and an indirect wholly-owned subsidiary of The Dow Chemical Company, a corporation duly organized and existing under the laws of the State of Delaware, United States of America (“Dow”).

RECITALS

WHEREAS, Saudi Aramco and Dow entered into an Amended and Restated Memorandum of Understanding, dated as of September 30, 2010, amending and restating the Memorandum of Understanding, dated as of May 12, 2007 (as amended and restated, the “MOU”), with respect to a project (the “Project”) to design, engineer, construct, own, and operate a world-scale integrated chemicals complex (the “Complex”) within the Royal Commission for Jubail & Yanbu’s (the “RCJY”) Al Jubail Industrial City II on the east coast of The Kingdom for the purpose of manufacturing chemical and petrochemical products and marketing such products inside and outside of The Kingdom and for the purpose of promoting downstream conversion industries within Al Jubail Industrial City II and The Kingdom;

WHEREAS, Saudi Aramco Holdco and Dow Holdco entered into a shareholder’s agreement, dated as of the 10th day of the month of Dhu Al-Qa’dah, 1432 H. corresponding to the 8th day of October, 2011 G., and as amended on the 11th day of the month of Rajab, 1433 H., corresponding to the 1st day of June, 2012 G. (the “Original Shareholders’ Agreement”), to set forth the rights and obligations of the Shareholders in connection with the formation of Sadara Chemical Company (the “Company”) to implement the Project;

WHEREAS, the Company was formed on the 3rd day of the month of Dhu Al-Hijjah, 1432 H. corresponding to the 30th day of October, 2011 G. as a limited liability company organized and existing under the laws of The Kingdom having Commercial Registration No 2055014427 and having its head office in the Eastern Province at Jubail, The Kingdom;

WHEREAS, Saudi Aramco Holdco and Dow Holdco desire to amend and restate the Original Shareholders’ Agreement and the rights and obligations in connection with the governance and management of the Company set forth therein on the terms and conditions set forth in this Shareholders’ Agreement;

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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NOW, THEREFORE, in consideration of the mutual covenants and undertakings hereinafter contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by each of the Shareholders, the Shareholders hereby agree as follows:

1.               DEFINITIONS AND USAGE

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in Section 1.1 (Definitions) for all purposes hereof. All rules as to usage shall apply as set forth in Section 1.2 (Usage).

1.1            Definitions

“Accession Agreement” shall mean an agreement in substantially the form attached hereto as Annex B (Form of Accession Agreement).

“Accounting Policy” shall have the meaning set forth in Section 15.7 (Accounting and Retention Policies).

“Acquisition” shall have the meaning set forth in Annex C (Acquisition of Ownership Interests).

“Acquisition Closing Date” shall mean where a Non-Transferring Shareholder delivers an Acquisition Exercise Notice, where a Non-Defaulting Shareholder delivers a Call Exercise Notice, or where the Dow Founding Shareholder delivers a Put Exercise Notice, the forty-fifth (45th) day after the delivery of such Notice, in each case, in accordance with Annex C (Acquisition of Ownership Interests).

“Acquisition Exercise Notice” shall have the meaning set forth in Annex C (Acquisition of Ownership Interests).

“Acquisition Notice” shall have the meaning set forth in Section 19.3(c) (Transfers to Third Parties).

“Acquisition Period” shall have the meaning set forth in Annex C (Acquisition of Ownership Interests).

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“Affiliate” shall mean, in respect of a Person, any legal entity controlling, under common control with, or controlled by such Person, and “control” shall mean ownership, directly or indirectly, of more than fifty percent (50%) of the shares conferring the right to vote at a general meeting (or its equivalent) of such entity or otherwise to appoint the majority of the directors or other governing body of such entity. Notwithstanding the foregoing, no Governmental Entity (other than a commercial entity acting in a commercial capacity) and no sovereign or political subdivision of any sovereign shall be considered an Affiliate of any such Person, and, for the purposes of this Shareholders’ Agreement only, the Company shall not be considered an Affiliate of either Saudi Aramco or Dow or any of their respective Affiliates.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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“Annual Product Report” shall have the meaning set forth in Annex G (The ES&OP).

“Applicable Law” shall mean any Law (including Shari’a) enacted, issued, or promulgated in The Kingdom, or any interpretation thereof, by a Governmental Entity having jurisdiction over the matter in question.

“Approved Operating Plan” shall have the meaning set forth in Section 13.1(c)(i) (Operating Plan and Strategic Business Plan).

“Approved Strategic Business Plan” shall have the meaning set forth in Section 13.1(c)(ii) (Operating Plan and Strategic Business Plan).

“Articles of Association” shall mean the articles of association of the Company (as amended from time to time).

“ASC” shall mean Aramco Services Company, a corporation organized and existing under the laws of the State of Delaware, United States of America.

“ASC Services Agreement” shall mean the Amended and Restated Services Agreement dated as of January 1, 2012 by and among Saudi Aramco, Dow Europe, ASC, and the Company.

“Assistant Board Secretary” shall have the meaning set forth in Section 8.1(e) (The Board of Managers).

“Audit, Ethics and Compliance Committee” shall have the meaning set forth in Section 11.2(a) (The Audit, Ethics and Compliance Committee).

“Authorized Capital” shall mean the authorized capital of the Company, as specified in the then-applicable Articles of Association.

“BEPDA” shall mean the Basic Engineering Package Development Agreement, by and between Dow Engineering and ASC, dated as of November 3, 2008, as amended from time to time.

“BEPDA Costs” shall mean “Costs” as defined in the BEPDA.

“Board” shall have the meaning set forth in Section 8.1(a) (The Board of Managers).

“Board Chairman” shall have the meaning set forth in Section 8.1(e) (The Board of Managers).

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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“Board Committee” shall mean any of: the Audit, Ethics and Compliance Committee; the Finance Committee; the Compensation Committee; the Health, Safety, Environmental, and Security Committee; and each other committee of the Board established in accordance with Section 8.7(g) (Board Action in General) and Section 11.1(a) (Creation of Board Committees).

“Board Secretary” shall have the meaning set forth in Section 8.1(e) (The Board of Managers).

“Bridge Financing Agreements” shall mean:

(a)	the loan agreement dated 21 May 2012 entered into by the Company pursuant to which the Public Investment Fund of The Kingdom made available to the Company a bridge loan facility; and
(b)	the corporate guarantees issued by Saudi Aramco, Dow Europe and Dow for the benefit of the relevant lenders in connection with the loan agreement referred to in paragraph (a) above.

“Business” shall have the meaning set forth in Section 3.1(c) (General Business Objectives).

“Call Exercise Notice” shall have the meaning set forth in Annex C (Acquisition of Ownership Interests).

“Call Notice” shall mean a Dow Call Notice or a PublicCo Call Notice.

“Capital Contribution” shall mean:

(a)             the contributions by a Shareholder up to the Effective Date to Authorized Capital of:

(i)	cash; and
(ii)	goods and services (whether tangible or intangible) that have been converted into an Ownership Interest in accordance with IFRS and Applicable Law and that have been transferred to the Company,

in each case, in accordance with the Original Shareholders’ Agreement; and

(b)	any further contributions by a Shareholder after the Effective Date to Authorized Capital of:

(i)	cash; and
(ii)	goods and services (whether tangible or intangible) that may be converted into an Ownership Interest in accordance with IFRS and Applicable Law and that are transferred to the Company;

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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in each case, made in accordance with the applicable provisions of Section 6 (Capital Contributions; Financing) or otherwise agreed in writing between the Shareholders.

“Centre” shall have the meaning set forth in Annex A (Dispute and Expert Resolution Procedures).

“CEO” shall have the meaning set forth in Section 12.1(a) (The Management Team and Senior Officers).

“Certificate of Commercial Registration” shall mean the certificate of commercial registration of the Company issued by the Ministry of Commerce of The Kingdom.

“CFO” shall have the meaning set forth in Section 12.1(a) (The Management Team and Senior Officers).

“Change in Control” shall mean, [***], whether accomplished through a single transaction or a series of related transactions and whether accomplished directly or indirectly:

(a)	the acquisition by a Person or group of Persons that are Affiliates of each other of [***] or more of the direct or indirect voting or economic interests [***];
(b)	the acquisition by a Person or group of Persons acting in concert of the power directly or indirectly to direct or cause the direction of management and policy of [***], whether through ownership of voting securities, by contract, management agreement, or common directors, officers, or trustees, or otherwise (other than with respect to significant enumerated matters requiring enhanced approval); or
(c)	any merger, consolidation, or amalgamation of any Person into [***] or the merger, consolidation, or amalgamation of [***] into any other Person unless the Persons that are shareholders of [***] immediately prior to the completion of such merger, consolidation, or amalgamation in aggregate own more than [***]of the direct or indirect voting or economic interests in [***] or in the company into which [***] is merged, consolidated, or amalgamated (as applicable) immediately after giving effect to the completion of such merger, consolidation, or amalgamation.

“CIT” shall have the meaning set forth in Section 14.2(a)(iii) (Reports; Tax Returns).

“CMA” shall mean the Capital Market Authority of The Kingdom.

“Common Party” shall have the meaning set forth in Annex A (Dispute and Expert Resolution Procedures).

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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“Companies Law” shall mean The Regulations for Companies of The Kingdom of Saudi Arabia, issued under Royal Decree No. M/3, dated 28/01/1437 H. (corresponding to November 10, 2015 G.).

“Company” shall have the meaning set forth in the Recitals.

“Compensation Committee” shall have the meaning set forth in Section 11.4(a) (The Compensation Committee).

“Complete Transfer” shall mean a Transfer of all of a Shareholder’s Ownership Interest or Shareholder Equity to another Person.

“Complex” shall have the meaning set forth in the Recitals.

“Constitutive Documents” shall mean the Articles of Association, the Foreign Investment License, the Certificate of Commercial Registration, and this Shareholders’ Agreement.

“Continuing Default Notice” shall have the meaning set forth in Section 18.2(a) (Consequences of Events of Default).

“Contract Month” shall have the meaning set forth in each PMLA.

“Contract Year” shall have the meaning set forth in each PMLA.

“Contribution Agreement” shall mean the Contribution Agreement between each of the Founding Shareholders and the Company dated as of October 1, 2012, pursuant to which the Founding Shareholders transferred certain Development Costs to the Company.

“Conversion Industries” shall have the meaning set forth in Section 3.2(a) (Development of Conversion Industries).

“Conversion Industries Sale” shall have the meaning set forth in Section 3.4(a) (Domestic Sales).

“Conversion Industry Projects” shall have the meaning set forth in Section 3.2(a) (Development of Conversion Industries).

“Cost Sharing Agreements” shall mean:

(a)	the BEPDA;
(b)	the CSRA;
(c)	the ASC Services Agreement; and
(d)	the PMSA.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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“CSRA” shall mean the Second Amended and Restated Cost Sharing and Reimbursement Agreement, dated as of January 1, 2012 by and among Saudi Aramco, Dow Europe, and the Company.

[***]

“Deadlock Committee” shall have the meaning set forth in Section 10.2(a) (Effect of Deadlock).

“Defaulting Shareholder” shall have the meaning set forth in Section 18.2(a) (Consequences of Events of Default).

“Default Operating Plan” shall have the meaning set forth in Section 13.3(b)(ii) (Default Plans).

“Default Strategic Business Plan” shall have the meaning set forth in Section 13.3(a)(ii) (Default Plans).

“Deputy Board Chairman” shall have the meaning set forth in Section 8.1(e) (The Board of Managers).

“Development Costs” shall mean:

(a)       Qualified Pre-MOU Costs;

(b)       BEPDA Costs;

(c)       Shared Costs;

(d)       Qualified Separate Costs;

(e)       Capital Contributions; and

(f)	any costs and expenses of the Company, including any financing costs paid by the Company under the Bridge Financing Agreements, set forth in the Approved Operating Plan and not constituting any of (a) to (d) above, in each case, paid or funded by the Founding Shareholders or their Affiliates in accordance with the Cost Sharing Agreements, the Shareholder Advance Agreement, and the Original Shareholders’ Agreement prior to the “Second Financial Close” (as defined under the Project Financing Agreements).

“Direct Transfer” shall mean a transfer, assignment, or other disposal of all or any part of an Ownership Interest.

“Disallowed Development Costs” shall have the meaning set forth in Section 5.2(d) (Sale of PublicCo Acquisition Interest; Initial Public Offering).

“Dispute” shall have the meaning set forth in Annex A (Dispute and Expert Resolution Procedures).

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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“Dispute Committee” shall have the meaning set forth in Annex A (Dispute and Expert Resolution Procedures).

“Dispute Resolution Procedures” shall mean the dispute and expert resolution procedures set forth in Annex A (Dispute and Expert Resolution Procedures).

“Dissolution Event” shall have the meaning set forth in Section 20.1 (Dissolution).

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“Dividend Policy” shall have the meaning set forth in Section 15.3 (Dividend and Shareholder Loan Repayment Policy).

“Dow” shall have the meaning set forth in the Preamble.

“Dow Call Notice” shall mean a Notice delivered by the Saudi Aramco Founding Shareholder and / or the PublicCo Shareholder, where the Dow Founding Shareholder is the Defaulting Shareholder, requiring the determination of [***] in accordance with Annex C (Acquisition of Ownership Interests).

“Dow Catalyst Supply Agreements” shall have the meaning set forth in Annex D (Key Project Agreements).

“Dow Default Price” shall mean the price payable to the Dow Founding Shareholder for the Dow Founding Shareholder’s entire Ownership Interest pursuant to Section 18.2(b)(i) (Consequences of Events of Default) and shall be calculated as follows:

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“Dow Engineering” shall mean Dow Engineering Company, a corporation organized and existing under the laws of the State of Delaware, United States of America.

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“Dow Founding Shareholder” shall mean:

(a)	Dow Holdco or any Qualifying Affiliate to which Dow Holdco transfers its Ownership Interest in accordance with Section 19.2 (Permitted Transfers to PublicCo and Qualifying Affiliates); or
(b)	any third party that purchases the entire Ownership Interest of Dow Holdco or its Qualifying Affiliate, and all of its direct and indirect rights and interests therein, in accordance with Section 19.3 (Transfers to Third Parties), or any Qualifying Affiliate of such third party to which such third party transfers its Ownership Interest in accordance with Section 19.2 (Permitted Transfers to PublicCo and Qualifying Affiliates).

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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“Dow Holdco” shall have the meaning set forth in the Preamble.

“Dow Marketer” shall mean the “Marketer” under the Dow PMLA.

“Dow PMLA” shall mean the product marketing and lifting agreement dated on or about the date hereof and entered into by and between the Company and the Dow Marketer.

“Dow Proportion” shall have the meaning set forth in [***].

“Dow Technical Services Agreements” shall have the meaning set forth in Annex D (Key Project Agreements).

“Dow Technology Agreements” shall have the meaning set forth in Annex D (Key Project Agreements).

“Dow Technology License Agreements” shall have the meaning set forth in Annex D (Key Project Agreements).

“EBITDA” shall mean, for any period, the net income of the Company determined in accordance with IFRS for such period (without giving effect to any extraordinary gains or losses), plus, without duplication:

(a)	interest expense;
(b)	income tax expense; and
(c)	depreciation and amortization expense.

“Effective Date” means the “Closing Date” as such term is defined in [***].

“Equity Rebalancing Period” shall mean the period:

(a)	commencing when the aggregate amount of Development Costs paid or funded by the Dow Founding Shareholder or its Affiliates in accordance with the Cost Sharing Agreements and the Original Shareholders’ Agreement equals [***]; and
(b)	ending when:

(i)        the aggregate amount of Development Costs paid or funded by the Saudi Aramco Founding Shareholder (or its Affiliates) equals [***]; and

(ii)        the aggregate amount of Development Costs paid or funded by the Dow Founding Shareholder (or its Affiliates) equals [***],

in each case, of the aggregate amount of all Development Costs paid or funded by both Founding Shareholders (and their Affiliates).

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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“ES&OP” shall have the meaning set forth in Section 12.4 (The ES&OP).

“Event of Default” shall have the meaning set forth in Section 18.1 (Events of Default).

“Excess Product” shall have the meaning set forth in each PMLA.

“Expansion Feasibility Study” shall have the meaning set forth in Section 7(b) (Material Expansions of the Project).

“Expert” shall have the meaning set forth in Annex A (Dispute and Expert Resolution Procedures).

[***]

“Feedstock Supply Agreements” shall have the meaning set forth in Annex D (Key Project Agreements).

“Finance Committee” shall have the meaning set forth in Section 11.3(a) (The Finance Committee).

“Financial Statements” shall mean the Company’s balance sheet, income statement, cash-flow statement, and statement of changes in financial position showing the results of operations, including related footnotes thereto.

“Fiscal Year” shall mean the period commencing on January 1st and ending on December 31st of each calendar year.

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“Foreign Investment License” shall mean the foreign investment license in respect of Dow’s investment in the Company issued by the Ministry of Investment pursuant to the Foreign Investment Regulations, promulgated under Royal Decree No. M/1, dated 5/01/1421 H. (corresponding to April 10, 2000 G.), as amended from time to time.

“Formation Date” shall mean 3/12/1432 H. (corresponding to October 30, 2011 G.), being the date on which the Certificate of Commercial Registration was issued.

“Founding Shareholder” shall mean each of the Dow Founding Shareholder and the Saudi Aramco Founding Shareholder.

“GAZT” shall have the meaning set forth in Section 14.3(b) (Taxes).

“General Assembly” shall have the meaning set forth in Section 9.1(a) (The General Assembly).

“General Auditor” shall have the meaning set forth in Section 12.1(i) (The Management Team and Senior Officers).

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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“General Counsel” shall have the meaning set forth in Section 12.1(a) (The Management Team and Senior Officers).

“Geographic Region” has the meaning set forth in the PMLAs.

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“Governmental Entity” shall mean the government of The Kingdom and any ministry, agency, court, judicial committee, regulatory, or other authority of the government of The Kingdom.

“Head Office” shall have the meaning set forth in Section 2.2 (Name and Head Office of the Company).

“Health, Safety, Environmental, and Security Committee” shall have the meaning set forth in Section 11.5(a) (The Health, Safety, Environmental, and Security Committee).

“HSES Policies” shall have the meaning set forth in Section 15.2 (Health, Safety, Environmental, and Security Policy).

“Hydrocarbon Products” shall have the meaning set forth in [***].

“Hydrocarbon Terms and Conditions” shall have the meaning set forth in Section 3.4(a)(iv)(A) (Domestic Sales).

“IAASB” shall mean the International Auditing and Assurance Standards Board.

“ICC” shall mean the International Chamber of Commerce.

“ICC Court” shall mean the International Court of Arbitration of the ICC.

“ICC Rules” shall mean the Rules of Arbitration of the ICC.

“IFRS” shall mean the International Financial Reporting Standards issued by the International Accounting Standards Board.

“Impermissible Change in Control” shall mean a Change in Control following which [***] is directly or indirectly owned or controlled by an Impermissible Shareholder.

“Impermissible Shareholder” shall mean:

(a)       any national government, or any political sub-division, of:

(i)	a country subject to sanctions levied by the United Nations (or the Security Council thereof) pursuant to the authority derived from Article 41 of Chapter 7 of the United Nations Charter (a “Sanctioned Country”); or
(ii)	a country with which The Kingdom does not maintain official diplomatic relations (an “Unfriendly Country”);

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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(b)	any ministry, department, authority, or statutory corporation of, or any corporation or other entity (including a trust), owned or controlled directly or indirectly by the national government, or any political sub-division, of any Sanctioned Country or Unfriendly Country; or
(c)	any Person whose primary residence is in or who is incorporated or organized under the laws of any Sanctioned Country or Unfriendly Country.

“Independent Auditor” shall have the meaning set forth in Section 14.1(f) (Books and Records).

“Insolvency Event” shall mean, in respect of a Person:

(a)	the commencement by such Person of a voluntary case, administration, or other proceedings seeking liquidation, reorganization, dissolution or winding-up, or other relief with respect to itself or its debts under bankruptcy, insolvency, reorganization, liquidation, moratorium, winding-up, composition or readjustment of debts, or other similar law of any jurisdiction now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or any substantial part of its property, or consenting to or failing to controvert in an appropriate manner any such relief, or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or making a general assignment for the benefit of its creditors, or failing generally to pay its debts as they become due, or taking any corporate action in any jurisdiction to authorize any of the foregoing;
(b)	the commencement of an involuntary case, administration, or other proceedings seeking liquidation, reorganization, dissolution or winding-up, or other relief with respect to such Person or its debts under any bankruptcy, insolvency, reorganization, liquidation, moratorium, winding-up, composition or readjustment of debts, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding remaining undismissed and unstayed for a period of sixty (60) days;
(c)	an order for relief entered against such Person under the bankruptcy laws of any jurisdiction as now or hereafter in effect; or
(d)	any event, circumstance, or proceedings analogous to any of the foregoing in any relevant jurisdiction.

“IPO” shall have the meaning set forth in Section 5.2(a) (Sale of PublicCo Acquisition Interest; Initial Public Offering).

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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“Law” shall mean any decree, law, regulation, ministerial resolution or order, implementing regulation, statute, act, ordinance, directive (to the extent having the force of law), order, treaty, code, or rule, as enacted, issued, or promulgated, or any interpretation thereof, by any government or any governmental entity, ministry, agency, court, judicial committee, or regulatory or other authority of such government having jurisdiction over the matter in question.

“Liquidator” shall have the meaning set forth in Section 20.3 (Liquidator).

“Local Content Policy” shall have the meaning set forth in Section 15.5 (Local Content).

“Losses” shall mean, with respect to any Person, any damages, losses, liabilities, claims of any kind, interest, commission, or expenses (including reasonable attorneys’ fees and expenses in defending against such liabilities and claims), suffered, incurred or paid, directly or indirectly, by such Person.

“Management Accounts” shall mean the management accounts for the Company (which shall include un-audited consolidated balance sheet and income statement, trial balances, and details of Related Entity Transactions and balances with each Shareholder and its Affiliates), together with an operational report (which shall include the progress of any capital projects, the operational performance of the Company and such other information as may be requested by the Board from time to time).

“Management Team” shall have the meaning set forth in Section 12.1(a) (The Management Team and Senior Officers).

“Manager” shall have the meaning set forth in Section 8.1(b) (The Board of Managers).

“Manager Eligibility Criteria” shall have the meaning set forth in Section 8.1(c) (The Board of Managers).

“Marketer” shall mean each of the Saudi Aramco Marketer and the Dow Marketer.

“Marketer’s Annual Report” shall have the meaning set forth in each PMLA.

“Marketer’s Draft Marketing Plan” shall mean, with respect to either PMLA, the draft marketing plan for a Contract Year to be provided by the Marketer under such PMLA.

“Marketer’s Marketing Plan” shall mean, with respect to either PMLA, the Marketer’s Draft Marketing Plan for a Contract Year as approved and/or modified by the Marketing Council in accordance with Annex F (The Marketing Council).

“Marketer’s Semi-Annual Report” shall have the meaning set forth in each PMLA.

“Marketing Council” shall have the meaning set forth in Section 12.3 (The Marketing Council).

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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“MC Chairman” shall have the meaning set forth in Annex F (The Marketing Council).

“MC Shareholder Representatives” shall have the meaning set forth in Annex F (The Marketing Council).

“Minimum Interest” shall mean, prior to the expiration of the Minimum Retention Period and:

(a)	prior to the sale to the PublicCo Shareholder of the PublicCo Acquisition Interest, an interest of [***] in respect of the Parent Company of the Saudi Aramco Founding Shareholder and an interest of [***] in respect of the Parent Company of the Dow Founding Shareholder; or
(b)	following the sale to the PublicCo Shareholder of the PublicCo Acquisition Interest, an interest of [***] in respect of each Parent Company of the Founding Shareholders.

“Minimum Retention Period” shall have the meaning set forth in Section 19.1(b) (Restrictions on Transfer).

“Ministry of Energy” shall mean the Ministry of Energy of The Kingdom.

“MOU” shall have the meaning set forth in the Recitals.

“Net Sales Proceeds” shall have the meaning set forth in the PMLAs.

“Nomination Period” shall have the meaning set forth in Section 12.1(c) (The Management Team and Senior Officers).

“Non-Defaulting Founding Shareholder” shall mean a Non-Defaulting Shareholder who is also a Founding Shareholder.

“Non-Defaulting Shareholder” shall have the meaning set forth in Section 18.2(a) (Consequences of Events of Default).

“Non-Transferring Shareholder” shall mean a Shareholder who is not, in respect of a particular Transfer, the Transferor.

“Notice” shall have the meaning set forth in Section 26.3(a) (Notices).

“Off-Spec Product” shall have the meaning set forth in [***].

“Offered Interest” shall mean the Ownership Interest (or Permitted Part thereof) specified in a Transfer Notice.

“Omnibus Confidentiality Agreement” shall mean the Omnibus Confidentiality Agreement, dated as of April 27, 2007, entered into by and between, among others, Saudi Aramco and Dow in connection with the Project.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

14

“Original Shareholders’ Agreement” shall have the meaning set forth in the Recitals.

“Ownership Interest” shall mean, in respect of a Shareholder at any time:

(a)	all rights and interests under the Constitutive Documents and Applicable Law associated with the aggregate Authorized Capital contributed by such Shareholder at such time; or
(b)	if the context so requires, the aggregate Authorized Capital contributed by such Shareholder at such time expressed as a percentage of the aggregate Authorized Capital contributed by all Shareholders at such time.

“Parent Company” shall mean:

(a)	Saudi Aramco, Dow, and PublicCo;
(b)	the ultimate parent of any Person to whom a Founding Shareholder has validly effected a Complete Transfer in accordance with Section 19.3 (Transfers to Third Parties); and
(c)	any Person or group of Persons who have acquired, obtained control of, merged with, been merged into, consolidated with, been consolidated into, amalgamated with, or been amalgamated into, any Person listed in subparts (a) or (b) of this definition (or their permitted successors or assigns).

“Parent Company Interest” shall mean, in respect of a Parent Company at any time:

(a)	the aggregate Ownership Interest of such Parent Company (or the aggregate Ownership Interest of its Qualifying Affiliate that is a Founding Shareholder) at such time; or
(b)	if the context so requires, the aggregate Ownership Interest of such Parent Company (or the aggregate Ownership Interest of its Qualifying Affiliate that is a Founding Shareholder) at such time expressed as a percentage of the aggregate Ownership Interest of all Parent Companies (or the aggregate Ownership Interest of their respective Qualifying Affiliates) at such time.

“Parent Guarantee” means a guarantee issued by a Parent Company [***] in respect of the payment and performance obligations of its Qualifying Affiliate who is:

(a)       a Shareholder under this Shareholders’ Agreement; or

(b)       a party to any Principal Agreement,

in each case, in the form of Annex E-1 (Form of Parent Guarantee).

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

15

“Partial Transfer” shall mean a Transfer of the Permitted Part of a Shareholder’s Ownership Interest or Shareholder Equity to another Person.

“Participating Shareholders” shall have the meaning set forth in Annex A (Dispute and Expert Resolution Procedures).

[***]

“PCAOB” shall mean the Public Company Accounting Oversight Board (United States of America).

“Permitted Part” means part of an Ownership Interest, or any part of Shareholder Equity, equal to a direct or indirect ownership of [***] of the Ownership Interest of all Shareholders at the time of a Transfer of such part.

“Permitted Transferee” shall mean, in respect of a Transfer, a Person (other than another Shareholder or a Qualifying Affiliate of the Transferor) who:

(a)	is not an Impermissible Shareholder; and
(b)	in the case of a Complete Transfer by a Founding Shareholder, [***]

“Person” shall mean any individual, corporation, joint stock company, limited liability company, partnership, joint venture, association, trust, unincorporated organization, Governmental Entity, or other entity.

“PlasChem Park” shall mean the 12 km² industrial park in Jubail Industrial City II located next to the Complex developed by the Company in collaboration with the RCJY.

“PMLA Products” shall mean “Products” as defined in [***].

“PMLAs” shall mean:

(a)	the Dow PMLA; and
(b)	the Saudi Aramco PMLA.

“PMSA” shall mean the Contract for Project Management Services, dated as of October 12, 2009, entered into by and between Dow Engineering and ASC, as amended from time to time.

“PMSA Costs” shall mean “Allowed Costs” as defined in the PMSA.

“Principal Agreements” shall mean:

(a)	this Shareholders’ Agreement;
(b)	the agreements listed in Annex D (Key Project Agreements); and

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

16

(c)	each other agreement related to the Project entered into from time to time between or among the Company and a Founding Shareholder (and / or its Qualifying Affiliate) that the Founding Shareholders agree shall be a Principal Agreement.

“Product” shall mean PMLA Products and any other products manufactured by the Company.

[***]

“Production Plan” shall have the meaning set forth in Section 13.1(a)(i)(C) (Operating Plan and Strategic Business Plan).

“Project” shall have the meaning set forth in the Recitals.

“Project Agreements” shall mean:

(a)	the Principal Agreements;
(b)	the Third Party Agreements; and
(c)	each other agreement or contract related to the design, construction, ownership, or operation of the Project, including engineering, procurement, and construction contracts, feedstock supply contracts, operating services contracts, and utilities contracts.

“Project Completion Date” shall have the meaning set forth in the Project Financing Agreements.

“Project Debt” shall have the meaning set forth in Section 6.3(a) (Project Financing).

“Project Financing Agreements” shall mean those financing agreements and documents entered into or provided by the Company, its Shareholders, and the Parent Companies or their Affiliates, as the case may be, with or to lenders to the Company or their agents or trustees in connection with the financing of the Project with the Project Debt.

“Project Standards” shall have the meaning set forth in Section 15.1 (Project Standards).

“Proposed Operating Plan” shall have the meaning set forth in Section 13.1(a)(i) (Operating Plan and Strategic Business Plan).

“Proposed Strategic Business Plan” shall have the meaning set forth in Section 13.1(a)(ii) (Operating Plan and Strategic Business Plan).

“Protocols” shall have the meaning set forth in Section 15.13 (Competitively Sensitive Information).

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

17

“Proxy” shall have the meaning set forth in Section 8.2(c) (Meetings; Notice; Proxy).

“PublicCo” shall mean a company that is formed in accordance with Applicable Law to hold, directly or indirectly, the PublicCo Acquisition Interest following the purchase of the PublicCo Acquisition Interest by the PublicCo Shareholder from the Saudi Aramco Founding Shareholder in accordance with Sections 5.2(a) (Sale of PublicCo Acquisition Interest; Initial Public Offering) and 19.2(a) (Permitted Transfers to PublicCo and Qualifying Affiliates).

“PublicCo Acquisition Interest” shall mean:

(a)	the PublicCo Ownership Interest; and
(b)	the corresponding aggregate amount of Subordinated Shareholder Loans to be purchased by the PublicCo Shareholder in proportion to the PublicCo Ownership Interest,

in each case, in accordance with Sections 5.2(a) (Sale of PublicCo Acquisition Interest; Initial Public Offering) and 19.2(a) (Permitted Transfers to PublicCo and Qualifying Affiliates).

“PublicCo Call Notice” shall mean a Notice delivered by the Saudi Aramco Founding Shareholder and / or the Dow Founding Shareholder, where the PublicCo Shareholder is the Defaulting Shareholder, requiring the determination of [***]in accordance with Annex C (Acquisition of Ownership Interests).

“PublicCo Default Price” shall mean the price payable to the PublicCo Shareholder for the PublicCo Shareholder’s entire Ownership Interest pursuant to Section 18.2(b)(iii) (Consequences of Events of Default) and shall be calculated as follows:

[***]

“PublicCo Ownership Interest” shall mean an Ownership Interest equal to thirty percent (30%) of the Authorized Capital to be purchased by the PublicCo Shareholder from the Saudi Aramco Founding Shareholder in accordance with Sections 5.2(a) (Sale of PublicCo Acquisition Interest; Initial Public Offering) and 19.2(a) (Permitted Transfers to PublicCo and Qualifying Affiliates).

“PublicCo Shareholder” shall mean PublicCo (or, if applicable, its Qualifying Affiliate that holds the PublicCo Ownership Interest), which in each case shall be formed in accordance with Applicable Law to hold the PublicCo Acquisition Interest to be purchased by it from the Saudi Aramco Founding Shareholder in accordance with Sections 5.2(a) (Sale of PublicCo Acquisition Interest; Initial Public Offering) and 19.2(a) (Permitted Transfers to PublicCo and Qualifying Affiliates).

“Put Exercise Notice” shall have the meaning set forth in Annex C (Acquisition of Ownership Interests).

“Put Notice” shall mean a Notice delivered by the Dow Founding Shareholder, where the Saudi Aramco Founding Shareholder is the Defaulting Shareholder, requiring the determination of [***] in accordance with Annex C (Acquisition of Ownership Interests).

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

18

[***]

“Qualified Pre-MOU Costs” shall have the meaning set forth in the CSRA.

“Qualified Separate Costs” shall have the meaning set forth in the CSRA.

“Qualifying Affiliate” shall mean, in respect of a Parent Company, a legal entity with respect to which:

(a)             the Parent Company, directly or indirectly, owns one hundred percent (100%) of the equity interests thereof, except to the extent that there has been a Partial Transfer by way of an Upstream Transfer in accordance with Section 19.3 (Transfers to Third Parties);

(b)             the Parent Company, directly or indirectly, has the right or ability to direct and manage the affairs thereof; and

[***]

“RCJY” shall have the meaning set forth in the Recitals.

“Records Retention Policy” shall have the meaning set forth in Section 15.7 (Accounting and Retention Policies).

“Related Agreement” shall mean any Project Agreement to which any Shareholder (and / or any of its Affiliates) is a party that relates directly or indirectly to the Project (or any part thereof).

“Related Dispute” shall have the meaning set forth in Annex A (Dispute and Expert Resolution Procedures).

“Related Entity Resolution” shall have the meaning set forth in Section 8.8(a) (Voting With Respect to Related Entity Transactions).

“Related Entity Transaction” shall mean any transaction or agreement (including any Project Agreement) between:

(a)       the Company; and

(b)       any Shareholder or any of its Related Persons.

“Related Person” shall mean, in relation to a Shareholder, its Affiliates and any Person in respect of which the Shareholder or one of its Affiliates has the power directly or indirectly to direct or cause the direction of its management and policies and / or in which the Shareholder or one of its Affiliates owns directly or indirectly [***] or more of the equity (but excluding the Company).

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

19

“Related Shareholder” shall mean:

(a)             the Shareholder who enters into, or proposes to enter into, a transaction or agreement with the Company, or whose Related Person(s) enters into, or proposes to enter into, a transaction or agreement with the Company; or

[***]

[***]

“S&OP” shall mean the sales and operations planning committee formed by the Company.

“Sanctioned Country” shall have the meaning set forth in the definition of “Impermissible Shareholder”.

“Saudi Aramco” shall have the meaning set forth in the Preamble.

“Saudi Aramco Default Price” shall mean the price payable to the Dow Founding Shareholder for the Dow Founding Shareholder’s entire Ownership Interest pursuant to Section 18.2(b)(ii) (Consequences of Events of Default) and shall be calculated as follows:

[***]

“Saudi Aramco Founding Shareholder” shall mean:

(a)             Saudi Aramco Holdco or any Qualifying Affiliate to which Saudi Aramco Holdco transfers its Ownership Interest in accordance with Section 19.2(b) (Permitted Transfers to PublicCo and Qualifying Affiliates); or

(b)             any third party that purchases the entire Ownership Interest of Saudi Aramco Holdco or its Qualifying Affiliate, and all of its direct and indirect rights and interests therein, in accordance with Section 19.3 (Transfers to Third Parties), or any Qualifying Affiliate of such third party to which such third party transfers its Ownership Interest in accordance with Section 19.2(b) (Permitted Transfers to PublicCo and Qualifying Affiliates).

“Saudi Aramco Holdco” shall have the meaning set forth in the Preamble.

“Saudi Aramco Marketer” shall mean the “Marketer” under the Saudi Aramco PMLA.

“Saudi Aramco PMLA” shall mean the product marketing and lifting agreement dated on or about the date hereof and entered into by and between the Company and the Saudi Aramco Marketer.

“Saudi Aramco Proportion” shall have the meaning set forth in the Saudi Aramco PMLA.

“Saudi Aramco Release Date” shall mean the date on which the Project Debt provided pursuant to the Project Financing Agreements has been irrevocably and unconditionally discharged and satisfied in full.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

20

“Saudi Riyals” shall mean the lawful currency of The Kingdom.

“Secondary Guarantee” means a guarantee in the form of Annex E-2 (Form of Secondary Guarantee) issued by [***] in respect of the payment and performance obligations of [***]under any Parent Guarantee issued by [***].

“Secondees” shall have the meaning set forth in Section 12.2(b) (Employees of and Secondees to the Company).

“Secondment Agreement” shall mean the Secondment Agreement dated as of October 30, 2011 by and among each of the Founding Shareholders and the Company with respect to the secondment of employees to the Company in accordance with Section 12.2 (Employees of and Secondees to the Company).

“Senior Officer” shall have the meaning set forth in Section 12.1(a) (The Management Team and Senior Officers).

“Shared Costs” shall have the meaning set forth in the CSRA and shall include, subject to the terms and conditions thereof, all costs incurred pursuant to Section 4.7(b) thereof and all PMSA Costs.

“Shareholder” shall mean each of the Founding Shareholders and any other Person (including the PublicCo Shareholder) that becomes a shareholder in the Company in accordance with Section 18 (Events of Default) or 19 (Transfer and Exit Provisions).

“Shareholder Advance Agreement” shall mean the Shareholder Advance Agreement dated as of October 30, 2011 by and among Saudi Aramco Holdco, Dow Holdco, and the Company.

“Shareholder Equity” shall mean all or any part of the share capital in a Shareholder.

“Shareholder Undertaking Agreement” shall mean the Shareholder Undertaking Agreement dated June 17, 2013 by and among each of the Founding Shareholders and the Company.

“Shareholders’ Agreement” shall have the meaning set forth in the Preamble.

“SOCPA” shall mean the Saudi Organization for Certified Public Accountants.

“SPA” shall have the meaning set forth in Annex C (Acquisition of Ownership Interests).

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

21

“Special PMLA” shall mean any product marketing and lifting agreement between the Company and any third party replacing a PMLA that has been terminated by the Company in accordance with the terms thereof, provided that: [***]

[***]

“Subordinated Shareholder Loan Agreement” shall mean the subordinated shareholder loan agreement dated June 17, 2013 between the Founding Shareholders and the Company.

“Subordinated Shareholder Loans” shall mean all loans provided by the Shareholders or their Qualifying Affiliates to the Company pursuant to the Subordinated Shareholder Loan Agreement and in accordance with this Agreement, which shall be subordinated in accordance with the Project Financing Agreements.

“Substantial Project Impairment” shall mean a decrease of twenty percent (20%) or more in the Company’s actual EBITDA during any period as compared to the Company’s projected EBITDA for the twelve (12) month period following the occurrence of a Trigger Event or deadlock pursuant to Section 10.1 (Deadlock). The Company’s projected EBITDA shall be calculated based on the Approved Operating Plan applicable as of the date that the Trigger Event or deadlock occurred and, to the extent the twelve (12) month period following the occurrence of the Trigger Event or deadlock extends into the next Fiscal Year, based on the Approved Strategic Business Plan applicable as of the date that the Trigger Event or deadlock occurred.

“Taxes” shall mean all taxes that relate to the Company and / or the Project, including income tax, duties, levies, and assessments, including withholding tax, customs duties, sales tax, value added tax, consumption tax, and stamp duty, together with any interest, surcharges, fines, or penalties thereon or in addition thereto and regardless of whether any of the same are chargeable directly or indirectly against, or attributable directly or indirectly to, any Person.

[***]

“Term” shall have the meaning set forth in Section 4.2 (Term and Termination of Shareholders’ Agreement; Survival).

“The Kingdom” shall have the meaning set forth in the Preamble.

“Third Party Agreements” shall mean each agreement related to the supply of feedstock, industrial gases or utilities, or other goods or services to the Project entered into from time to time between or among the Company and any Person that is not a Founding Shareholder (or its Affiliate).

“Total Production” shall have the meaning set forth in [***].

“Total Remaining Volumes” shall have the meaning set forth in [***].

“Transfer” shall mean a Direct Transfer or an Upstream Transfer, provided that (subject to Section 19.6(b) (Impermissible Change in Control)), a transfer, assignment, or other disposal of any share capital in a Parent Company shall not constitute a Transfer. “Transferred” shall be construed accordingly.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

22

“Transfer Notice” shall have the meaning set forth in Section 19.3(b)(ii)(Transfers to Third Parties).

“Transferor” shall mean a Shareholder proposing to effect or permit a Transfer in accordance with Section 19.3 (Transfers to Third Parties) or effecting a Transfer pursuant to Section 18.2(b) (Consequences of Events of Default).

“Transfer Period” shall mean a period of one hundred and eighty (180) days from the date that any of the conditions set forth in Paragraphs (i)-(v) of Section 19.3(d) (Transfers to Third Parties) has been fulfilled, provided that if the Transferor provides a Notice to the Non-Transferring Shareholders identifying a preferred bidder that has been confirmed to be a Permitted Transferee prior to the date on which the one hundred and eighty (180)-day period expires, the period shall be extended for an additional period of one hundred and eighty (180) days.

“Tribunal” shall have the meaning set forth in Annex A (Dispute and Expert Resolution Procedures).

“Trigger Event” shall mean:

[***]

“Unfriendly Country” shall have the meaning set forth in the definition of “Impermissible Shareholder”.

[***]

“United States Dollars” or “U.S.$” shall mean the lawful currency of the United States of America.

“Upstream Transfer” shall mean a transfer, assignment, or other disposal of any Shareholder Equity.

“US GAAP” shall mean generally accepted accounting principles in the United States of America.

“Valuation Expert” shall mean an independent financial firm not affiliated or associated with any Shareholder, with an internationally-recognized accounting or investment banking practice having expert knowledge with respect to the valuation of companies in the chemical and petrochemical production and product marketing business.

“Valuation Notice” shall have the meaning set forth in Annex C (Acquisition of Ownership Interests).

“Valued Interest” shall have the meaning set forth in Annex C (Acquisition of Ownership Interests).

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

23

“VP – Business and Services” shall have the meaning set forth in Section 12.1(a) (The Management Team and Senior Officers).

“VP – Industrial Relations” shall have the meaning set forth in Section 12.1(a) (The Management Team and Senior Officers).

“VP – Manufacturing and Engineering” shall have the meaning set forth in Section 12.1(a) (The Management Team and Senior Officers).

“Willful Misconduct” shall mean any willful act or omission of a Person (including the willful breach of this Agreement) that is intended to cause, or is in reckless disregard of or wanton indifference to, the consequences that such act or omission would have on the rights, business, operations, health, or safety of another Person.

1.2            Usage

In this Shareholders’ Agreement, the recitals and headings are for convenience only and shall not affect its interpretation and except where the context otherwise requires:

(a)             a reference to an enactment or regulation shall include a reference to any subordinate law, decree, resolution, order, or the like made under the relevant enactment or regulation and is a reference to that enactment, regulation or subordinate law, decree, resolution, order, or the like, as amended, consolidated, modified, re-enacted, or replaced from time to time;

(b)             words in the singular shall include the plural and vice versa and references to one gender shall include other genders;

(c)             unless otherwise expressly stated, a reference to an Annex, Part, Section, or Paragraph shall be a reference to an annex, part, section, or paragraph (as the case may be) of or to this Shareholders’ Agreement;

(d)             if a period of time is specified as from a given day, or from the day of an act or event, it shall be calculated inclusive of that day;

(e)             references to years, quarters, months, days, and the passage of time shall be construed in accordance with the Gregorian calendar and, unless otherwise specified, references to time refer to the time in The Kingdom;

(f)              a reference to “includes” or “including” shall mean “includes without limitation” or “including without limitation”, as applicable;

(g)             references to writing shall include any mode of reproducing words in any legible form, but shall exclude e-mail except where expressly stated;

(h)             the Annexes form part of this Shareholders’ Agreement and reference to this Shareholders’ Agreement shall include such Annexes;

(i)              references to any agreement or contract, including this Shareholders’ Agreement, shall be interpreted to mean such agreement or contract, as amended, supplemented, restated, and / or otherwise modified in accordance with its terms from time to time;

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.
24

(j)              references to any Governmental Entity or any governmental department, commission, board, bureau, agency, regulatory authority, instrumentality, or judicial or administrative body, in any jurisdiction shall include any successor to such entity; and

(k)             a reference to a party or to any other person includes a reference to its successors and permitted transferees and assigns.

2.               EFFECTIVENESS

2.1	Effectiveness

(a)             Other than Section 1 (Definitions and Usage), this Section 2.1(a) and Sections 16 (Warranties), 24 (Dispute Resolution Procedures), 25 (Assignment) and 26 (Miscellaneous) which shall take effect on the date hereof, this Shareholders’ Agreement shall become effective upon the Effective Date.

(b)             The Founding Shareholders:

(i)	acknowledge that the Company’s Articles of Association shall be amended and replaced on or about the Effective Date to reflect the provisions of this Shareholders’ Agreement as of the Effective Date; and
(ii)	shall, to the extent possible under Applicable Law, cause the Articles of Association of the Company to be amended and restated to reflect the provisions of this Shareholders’ Agreement, as may be amended from time to time.

(c)             In the event of any inconsistency between the Articles of Association and the provisions of this Shareholders’ Agreement, the Founding Shareholders hereby agree that, to the extent possible under Applicable Law, the provisions of this Shareholders’ Agreement shall prevail over the corresponding provisions of the Articles of Association regardless of whether the Articles of Association (and any subsequent amendments thereto) were entered into before or after the Effective Date.

(d)             Subject to Section 15.6(a) (Non-Breach of Law), each Shareholder undertakes to observe and comply fully and promptly with this Shareholders’ Agreement such that its terms and conditions shall be enforceable by the Shareholders amongst themselves (in whatever capacity), notwithstanding the fact that they may not be enforceable under Applicable Law or may be inconsistent with the other Constitutive Documents. The Shareholders shall refrain from filing any claim or lawsuit so as to challenge, or which includes a challenge to, the above principle.

2.2	Name and Head Office of the Company

The name of the Company shall be Sadara Chemical Company. The head office of the Company (the “Head Office”) shall be located in the Eastern Province at Jubail, The Kingdom, or such other place within The Kingdom as the Shareholders may decide. In addition, the Company may establish branches, offices, or agencies in such other places inside or outside The Kingdom as the Shareholders approve to carry out the Business of the Company.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

25

3.               BUSINESS OF THE COMPANY

3.1	General Business Objectives

(a)             The objective of the Company is the implementation of the Project, which shall include:

(i)	the design, construction, ownership, and operation of the Complex;
(ii)	the manufacturing of hydrocarbon products and any other chemical and petrochemical products (including any products produced as a consequence of expansions of the Project);
(iii)	the marketing and/or sale of Products to the extent not sold under the PMLAs (including, pursuant to Conversion Industries Sales);
(iv)	the promotion and development of Conversion Industries as further described in Section 3.2 (Development of Conversion Industries);
(v)	engaging in research and development;
(vi)	investigating and pursuing suitable opportunities for expansion of the Project; and
(vii)	all other lawful activities related to the exploitation of the Project for the benefit of the Shareholders.

The Constitutive Documents shall be construed accordingly. The Complex shall be operated and maintained, at all times, in a commercially prudent manner designed to maximize the Company’s value and achieve high levels of efficiency, productivity, profitability, and health, safety, and environmental practices.

(b)             The Company shall be authorized to create affiliated or subsidiary companies as required to implement the Project, including:

(i)	in connection with the financing of the engineering, procurement, and construction of the Project;
(ii)	the operation of the Complex; and
(iii)	for such other purposes as the General Assembly may decide, in each case, in furtherance of the objectives of the Company.

(c)             The activities set forth in this Section 3, as may be amended from time to time, shall together constitute the “Business” of the Company.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

26

3.2	Development of Conversion Industries

(a)             The Shareholders acknowledge and agree that one of the leading objectives of the Company is to promote self-sustaining, export-oriented downstream conversion industries generally within The Kingdom and specifically within Al Jubail Industrial City II (“Conversion Industries”) and the Shareholders acknowledge and agree to the principles set forth in Section 3.4 (Domestic Sales) to support the Company in achieving this objective. It is intended that the Company will achieve this objective by developing and implementing directly and in collaboration with third parties, and by offering a unique slate of Products and services to, specific projects in The Kingdom for the downstream conversion of the Company’s Products into end-use products (the “Conversion Industry Projects”). It is also intended that the Conversion Industry Projects will be developed and implemented under a self-sustaining business model that provides value-enhancing opportunities for the Company and other participants in each step of the value chain of those Conversion Industry Projects, including value-added uses of the Company’s smaller intermediate streams, savings in logistics costs, low cost-to-serve economics, base-load opportunities, and product grade enhancement.

(b)             The Shareholders shall cause the Company to use commercially reasonable efforts to collaborate with private sector entities and appropriate Governmental Entities, including the RCJY and the National Industrial Clusters Development Program, to create favorable conditions and establish a commercially enabling environment to promote the development of Conversion Industries and to identify appropriate opportunities for the Company’s participation in the Conversion Industry Projects.

(c)             The Founding Shareholders shall:

(i)	without limiting the generality of this Section 3.2 or 3.3 (Conversion Industry Customers and Markets), use their commercially reasonable efforts in coordination with appropriate Governmental Entities to develop standards and relevant documentation to support the growth of Conversion Industries into an integrated network of raw materials suppliers, downstream manufacturers, strategic customers, and service providers, including standards pertaining to service and feedstock supply agreements with predictable and enabling pricing arrangements and operational and planning assistance procedures designed, in each case, to attract potential new industries to The Kingdom; and
(ii)	cause the Company to commit to fund the development and implementation of the Conversion Industry Projects in accordance with an investment plan to be developed in consultation with the Ministry of Energy, provided that the aggregate financial commitment of the Founding Shareholders and the Company in connection with the promotion of Conversion Industries, including by way of direct participation in the form of equity investments in the Conversion Industry Projects, shall be capped at [***] of such financial commitment have been paid or funded by the Founding Shareholders in this respect prior to the Effective Date in connection with the construction of a supply system for ethylene oxide and propylene oxide.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

27

3.3	Conversion Industry Customers and Markets

(a)             The Shareholders recognize that Dow and its Affiliates have expertise in the development of downstream conversion industry customers for products marketed by Dow and its Affiliates and their respective joint ventures. The Dow Founding Shareholder shall use (or procure that its Affiliates use) commercially reasonable efforts to provide the following services to the Company in connection with the promotion of Conversion Industries and the development and implementation of the Conversion Industry Projects:

(i)	leveraging existing business and customer relationships to encourage current and future customers of Dow and its Affiliates and others to develop and implement directly and in collaboration with the Company the Conversion Industry Projects;
(ii)	providing research and development (including product and application development support), technical services support, and training and development of technical support staff of key strategic customers in Conversion Industries, including the Conversion Industry Projects, who represent a significant value-added opportunity for the Company; and
(iii)	supporting and actively participating in initiatives undertaken by Governmental Entities for the promotion of Conversion Industries by sharing experiences and knowledge of similar initiatives supported by Dow and its Affiliates outside of The Kingdom.

(b)             The Company and the Dow Founding Shareholder (or its Affiliates) shall agree on which services will be provided by the Dow Founding Shareholder (or its Affiliates) to the Company pursuant to this Section 3.3 on a complimentary basis and which services shall be provided for a fee.

3.4	Domestic Sales

(a)             The Shareholders acknowledge and agree that:

(i)	in determining where their respective Marketer shall market and sell Products, such Marketer shall prioritize demand in The Kingdom,

[***]

4.               DURATION; TERM; TERMINATION

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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4.1	Duration of the Company

No later than the date that is ten (10) years prior to the expiration of the duration of the Company pursuant to the Articles of Association, the Shareholders shall, or shall cause the Company to, amend the Articles of Association such that the duration of the Company shall end on the date that is ninety-nine (99) years after the Project Completion Date.

4.2	Term and Termination of Shareholders’ Agreement; Survival

The term of this Shareholders’ Agreement (the “Term”) shall commence on the Effective Date and shall end upon expiration of the duration of the Company as set forth in the Articles of Association unless terminated earlier in accordance with its terms and conditions. At the end of the Term, this Shareholders’ Agreement shall have no further force and effect, provided that, except as otherwise provided herein or as may be agreed by the Shareholders, no termination of this Shareholders’ Agreement shall release any Shareholder from any liability to any other Shareholder, or prejudice any of the rights or remedies that the Shareholders may have in respect of any such liability, that at the time of such termination has already accrued, nor affect in any way the survival of any right, duty, or obligation of any Shareholder that is expressly stated elsewhere in this Shareholders’ Agreement to survive the termination hereof. Section 1 (Definitions and Usage), this Section 4.2, Sections 15.6 (Non-Breach of Law), 17.6(a) (Principal Agreements), 21 (Confidential Information), 22 (Indemnification and Liability), 24 (Dispute Resolution Procedures), 25 (Assignment), and 26 (Miscellaneous), and Annex A (Dispute and Expert Resolution Procedures) shall continue in force after such termination.

5.               OWNERSHIP INTEREST; SALE TO PUBLICCO

5.1	Ownership Interest

In exchange for the Capital Contributions made by the Founding Shareholders to the Company, as of the Effective Date:

(a)	the Saudi Aramco Founding Shareholder has an Ownership Interest equal to sixty-five percent (65%); and
(b)	the Dow Founding Shareholder has an Ownership Interest equal to thirty-five percent (35%),

of the aggregate Ownership Interests of all Shareholders.

5.2	Sale of PublicCo Acquisition Interest; Initial Public Offering

(a)             The Saudi Aramco Founding Shareholder, taking into account market conditions and applicable legal requirements, shall sell to the PublicCo Shareholder the PublicCo Acquisition Interest, concurrently with an initial public offering of PublicCo on the Saudi Stock Market, Tadawul (the “IPO”), as soon as practicable.

(b)             Immediately prior to the IPO, the Founding Shareholders shall, or shall cause the Company or their respective Qualifying Affiliates to, modify, amend, and supplement this Shareholders’ Agreement, the other Constitutive Documents, and any relevant Project Agreements solely to the extent required to accommodate the PublicCo Shareholder’s admission as a Shareholder in the Company and the implementation of the IPO, provided that no such modifications, amendments, or supplements shall adversely affect the rights or increase the obligations of a Founding Shareholder, its Qualifying Affiliates, or the Company and, unless otherwise agreed between the Founding Shareholders in writing, the agreed terms of the Company’s governance set forth in this Shareholders’ Agreement shall not be changed as a result of any such adjustment.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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(c)             The indirect participation in the Company to be purchased by the Saudi public through PublicCo during the IPO shall be priced [***]. Subject to Applicable Law, the Saudi Aramco Founding Shareholder shall use its commercially reasonable efforts to maximize the recovery of Development Costs through the IPO.

(d)             The proceeds of the IPO shall be for the account of the Saudi Aramco Founding Shareholder. If such proceeds do not include Development Costs that:

(i)	were paid prior to the end of the Equity Rebalancing Period;
(ii)	were transferred to the Company in accordance with the Contribution Agreement; and
(iii)	remain unreimbursed by the Company,

as a result of such Development Costs not being permitted by the CMA or the Ministry of Energy to be included in the price of the indirect participation of the Saudi public through PublicCo in the IPO (the “Disallowed Development Costs”), then the Dow Founding Shareholder shall reimburse to the Saudi Aramco Founding Shareholder [***]of such Disallowed Development Costs.

(e)             Prior to, and as a condition of, the sale of the PublicCo Acquisition Interest to the PublicCo Shareholder, the Founding Shareholders agree that the PublicCo Shareholder shall execute and deliver to the Founding Shareholders and the Company:

(i)	an Accession Agreement, in the form attached to this Shareholders’ Agreement as Annex B (Form of Accession Agreement), confirming the PublicCo Shareholder’s admission as a Shareholder and its agreement to be bound by the terms of this Shareholders’ Agreement and any obligations of confidentiality
(ii)	an accession agreement, in the form attached as Annex D (Form of PublicCo Shareholder Accession Agreement) to the Subordinated Shareholder Loan Agreement; and
(iii)	such other documents and agreements as shall be reasonably requested by the Founding Shareholders and the Company in connection with the Project.
5.3	Reduction of Saudi Aramco’s Initial Ownership Interest

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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Upon the sale to the PublicCo Shareholder of the PublicCo Ownership Interest, the Saudi Aramco Founding Shareholder’s Ownership Interest shall be reduced by the Ownership Interest acquired by the PublicCo Shareholder.

6.               CAPITAL CONTRIBUTIONS; FINANCING

6.1	Initial Contributions

The Founding Shareholders acknowledge that, as of the date hereof:

(a)             the Saudi Aramco Founding Shareholder has made an initial contribution of [***] in Capital Contributions and has made further contributions to the Authorized Capital by way of conversion of [***] in Subordinated Shareholder Loans; and

(b)             the Dow Founding Shareholder has made an initial contribution of [***] in Capital Contributions and has made further contributions to the Authorized Capital by way of conversion of [***]in Subordinated Shareholder Loans.

6.2	Additional Shareholder Funding

(a)             Any funding from the Shareholders required in order for the Company to meet its anticipated operational and capital requirements as set forth in the Approved Strategic Business Plan and the Approved Operating Plan, shall be funded by Project Debt in accordance with Section 6.3 (Project Financing), or if approved by the Shareholders in accordance with Section 9.3 (Powers of the General Assembly), through:

(i)	making Capital Contributions to the Company;
(ii)	extending, or causing their Qualifying Affiliates to extend, Subordinated Shareholder Loans to the Company; or
(iii)	such other mechanism as the Shareholders may agree, consistent with Applicable Law.

(b)             If a Shareholder fails to:

(i)	make any Capital Contributions that are approved in accordance with Section 9.3(b)(ii) (Powers of the General Assembly); or
(ii)	extend any Subordinated Shareholder Loans that are approved in accordance with Section 9.3(a)(vi) (Powers of the General Assembly),

in either case, in an amount in proportion to its Ownership Interest of such increase in the Authorized Capital or extensions of Subordinated Shareholder Loans, as the case may be, then, subject to Section 6.4(c) (Shareholder Credit Support):

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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(A)	the other Shareholders may elect to fund the resulting deficiency on a pro rata basis as between themselves; and
(B)	in the case of Capital Contributions, each Shareholder’s Ownership Interest shall be adjusted (upward or downward, as applicable) to reflect the proportionate amount of Capital Contributions made by each Shareholder.

(c)             All Subordinated Shareholder Loans shall be identical for all Shareholders (other than in respect of the lender thereunder and the principal amount but including a requirement that such Subordinated Shareholder Loans be drawn on a pro rata basis) and shall:

(i)	bear interest at a market rate consistent with Applicable Laws; and
(ii)	not be subject to repayment on demand by any Shareholder.

(d)             Contributions of goods and services by any Shareholder to the Company may be:

(i)	transferred to the Company and converted into Capital Contributions; or
(ii)	invoiced to the Company,

in either case, in accordance with Applicable Law and IFRS, and solely to the extent approved by the General Assembly in accordance with Section 9.3 (Powers of the General Assembly).

(e)             With respect to Article 181 of the Companies Law:

(i)	if, at any time during the Term, the Company’s accumulated losses are equal to or greater than fifty percent (50%) of its Authorized Capital, then the Managers shall:
(A)	register this event in the commercial register of the Company with the Ministry of Commerce; and
(B)	cause the General Assembly to meet within ninety (90) days from the date of their knowledge of such loss to take a vote of the Shareholders on whether the Company shall continue or be dissolved;
(ii)	any resolution of the Shareholders at a General Assembly meeting called in accordance with Section 6.2(e)(i)(B) above shall be published in the manner prescribed in Article 158 of the Companies Law; and
(iii)	subject to the preceding Section 6.2(e)(i), each Shareholder (in its capacity as shareholder in the Company and in each other capacity, including as a party to any contracts entered into with the Company or another Shareholder, as the case may be) hereby irrevocably and unconditionally agrees to waive and waives, and shall cause each of its Affiliates that are parties to a Project Agreement to waive, to the maximum extent permitted by Applicable Law, any rights to contribution or payment of any sum under or pursuant to Article 181 of the Companies Law.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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6.3	Project Financing

(a)             The Founding Shareholders have developed a debt financing plan and structure for the Project and will continue to assess various options that allow the financial strength of Saudi Aramco and Dow to be appropriately utilized and that optimizes the debt financing terms for the Company, with due regard to the Founding Shareholders’ respective interests (“Project Debt”). The Shareholders and the Management Team shall work together to maintain a ratio of the Project Debt to the aggregate of Capital Contributions and Subordinated Shareholder Loans of no greater than [***]. Notwithstanding the foregoing and subject to the Project Financing Agreements:

(i)	as a general principle, the Shareholders intend to maximize Project Debt to the extent consistent with schedule, cost, and operational considerations; and
(ii)	to the extent practicable, the provision by the Shareholders of any Capital Contributions or Subordinated Shareholder Loans shall occur pro rata with the proceeds of the Project Debt or be back-ended.

(b)             Taking into consideration the impact on the Shareholders and subject to Section 6.4(a) (Shareholder Credit Support), as a general principle, the Founding Shareholders intend that any Project Debt shall:

(i)	be of a non-recourse nature; and
(ii)	involve regionally and globally competitive overall costs, commission rates, and tenors consistent with the objectives of the Shareholders, as agreed by the Founding Shareholders.

(c)             The Founding Shareholders shall cause the Company to use its commercially reasonable efforts to maximize the benefit to itself of all available grants, insurance programs, and any other benefits offered by governmental, quasi-governmental bodies, and any export credit agencies to projects in The Kingdom to the extent practicable. The Founding Shareholders intend that the Company shall utilize such local (in-Kingdom), regional, Islamic, and other international financing sources as may be required to optimize the financial attractiveness of the Project.

6.4	Shareholder Credit Support

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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(a)             Each Founding Shareholder has procured the provision of several (and neither joint nor joint and several) completion guarantees in respect of the Project Debt provided under the Project Financing Agreements proportionate to its Ownership Interest from its Parent Company [***] in accordance with the Project Financing Agreements. The Founding Shareholders agree that, [***] upon the sale to the PublicCo Shareholder of the PublicCo Acquisition Interest, the amount of the Saudi Aramco Founding Shareholder’s completion guarantee shall be reduced to an amount proportionate to the Saudi Aramco Founding Shareholder’s resulting Ownership Interest.

7.               MATERIAL EXPANSIONS OF THE PROJECT

(a)             The Shareholders agree that they are committed to the long-term growth and expansion of the Project into one of the world’s leading integrated chemicals projects and that the Company shall continually search for and exploit new, attractive business opportunities as it sees fit in order that the Project may so develop. The Shareholders also acknowledge and agree that the Company may collaborate in the development of technology with Dow, which may provide the basis to add value to the Project through its expansion and growth.

(b)             Any Shareholder or Shareholders may propose a material expansion of the Project and request that the Company conducts a feasibility study (an “Expansion Feasibility Study”) in respect of such proposed material expansion, provided that the Company shall only be required to conduct an Expansion Feasibility Study if such proposing Shareholder or Shareholders agree to underwrite any costs and expenses incurred by the Company in doing so if the Shareholders do not subsequently agree that the Company should proceed with such material expansion in accordance with Section 7(d) on substantially the same basis as originally proposed by such proposing Shareholder or Shareholders.

(c)             Any Expansion Feasibility Study conducted by the Company shall, in respect of a proposed material expansion of the Project, inter alia:

(i)	analyze its scope and its technical, financial, commercial, and economic feasibility;
(ii)	determine its feedstock and technology requirements and the availability of such feedstocks and technologies;
(iii)	calculate its total estimated construction costs and the time period required to complete its construction;
(iv)	assess how to integrate it into the Project and the overall impact on the Project;
(v)	assess the extent of any construction and operational risks that it creates that are incremental or additional to those already present in the Project;
(vi)	assess the extent of any liabilities and risks that it creates that are incremental or additional to those already existing for the Company and the Shareholders;

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

34

(vii)	determine what (if any) additional permits, licenses, and consents or variations to existing permits, licenses, and consents will be required;
(viii)	assess financing options;
(ix)	propose a strategic business plan, operating plan and marketing plan in respect of it and the products it will manufacture; and
(x)	assess whether it can be developed, constructed, financed, operated, and maintained successfully other than by the Company and separate from the Project.

(d)             If, following the receipt of an Expansion Feasibility Study, each Shareholder approves such proposed material expansion, then the Company shall proceed with the development, construction, financing, operation, and maintenance of such material expansion and it shall be integrated fully into the Project. The Shareholders agree that if the Company undertakes a material expansion of the Project, then the Shareholders shall support the Company’s application to the appropriate regulatory agency within The Kingdom for allocation of required regulated feedstock, including ethane.

(e)             If, following the receipt of an Expansion Feasibility Study, one or more, but not all, of the Shareholders approves such proposed material expansion, then:

(i)	such approving Shareholder or Shareholders may proceed with the development, construction, financing, operation, and maintenance of such material expansion through an entity other than the Company, provided that:
(A)	the Shareholder or Shareholders proceeding with the material expansion shall indemnify, defend, and hold harmless the Company and any Shareholders not proceeding with such material expansion from and against any Losses arising as a consequence of such material expansion and any adverse effects it may have on any aspect of the existing Project and the existing and projected revenue and cash flow of the Company and
(B)	provided further that the financing arrangements for such material expansion do not impact in any way the terms and conditions of the existing Project Financing Agreements; and
(ii)	any Shareholders not participating in such material expansion shall act reasonably and in good faith, and shall use their commercially reasonable efforts to ensure that the Company does the same, to support the development, construction, and operation of such material expansion and in respect of all other reasonable requests made by the Shareholders proceeding with such material expansion, including the provision of a sub-lease by the Company for a suitable site on which to locate such material expansion proximate to the Project and the provision by the Company of shared facility arrangements, services, utilities, and Products at reasonable commercial rates, provided that no Shareholder shall have any obligation to license or procure the license of relevant technology or provide feedstock or procure the provision of feedstock in connection with such material expansion.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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8.               THE BOARD OF MANAGERS

8.1	The Board of Managers

(a)             Except as reserved for determination by the Shareholders pursuant to Section 9.3 (Powers of the General Assembly), the overall management and control of the Company shall be managed by a board of managers (the “Board”).

(b)             The Board shall consist of eight (8) members (each a “Manager”). Prior to the sale to the PublicCo Shareholder of the PublicCo Acquisition Interest in accordance with Sections 5.2 (Sale of PublicCo Acquisition Interest; Initial Public Offering) and 19.2(a) (Permitted Transfers to PublicCo and Qualifying Affiliates), each Founding Shareholder shall have the right to nominate four (4) Managers. Upon the sale to the PublicCo Shareholder of the PublicCo Acquisition Interest in accordance with Sections 5.2 (Sale of PublicCo Acquisition Interest; Initial Public Offering) and 19.2(a) (Permitted Transfers to PublicCo and Qualifying Affiliates), each Founding Shareholder shall cause [***]of its Managers to resign, and thereafter the PublicCo Shareholder shall have the right to nominate [***]Managers and each Founding Shareholder shall have the right to nominate [***]Managers. Each Shareholder shall vote for the appointment of the individuals nominated by the Founding Shareholders and the PublicCo Shareholder to be Managers in accordance with this Section 8.1(b), provided that each such individual satisfies the Manager Eligibility Criteria.

(c)             To be eligible to serve as a Manager, any individual nominated by either Founding Shareholder or the PublicCo Shareholder must satisfy the following criteria (the “Manager Eligibility Criteria”):

(i)	be of sound mind and health and capable of managing his or her affairs and the affairs of the Company;
(ii)	not be the subject of any criminal conviction relevant to the governance or affairs of the Company, or otherwise of a serious nature;
(iii)	not be bankrupt or insolvent or not have made or entered into any arrangement or composition with his or her creditors generally;

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

36

(iv)	not be a current employee, officer, director, or contractor of, or currently hold a similar position in or with:
(A)	any competitor of either Founding Shareholder or their respective Qualifying Affiliates (other than the Dow Founding Shareholder or the Saudi Aramco Founding Shareholder or their respective Qualifying Affiliates); or
(B)	any Person to whom a Partial Transfer has been effected by way of an Upstream Transfer in accordance with Section 19.3 (Transfers to Third Parties); and
(v)	not have a material economic or voting interest in:
(A)	any competitor of either Founding Shareholder or their respective Qualifying Affiliates (other than the Dow Founding Shareholder or the Saudi Aramco Founding Shareholder or their respective Qualifying Affiliates); or
(B)	any Person to whom a Partial Transfer has been effected by way of an Upstream Transfer in accordance with Section 19.3 (Transfers to Third Parties).

(d)             If at any time a Manager ceases to satisfy the Manager Eligibility Criteria, then the Shareholder that nominated such Manager shall procure the immediate resignation of such Manager and nominate a replacement Manager who satisfies the Manager Eligibility Criteria.

(e)             Meetings of the Board shall be presided over by a chairman (the “Board Chairman”). In addition, a deputy chairman (the “Deputy Board Chairman”), a secretary (the “Board Secretary”), and an assistant secretary (the “Assistant Board Secretary”) shall be appointed as provided in this Section 8.1(e). The Board Chairman shall be nominated by the Saudi Aramco Founding Shareholder and the Deputy Board Chairman shall be nominated by the Dow Founding Shareholder. Both the Board Chairman and the Deputy Board Chairman shall be nominated from amongst the Managers then appointed to the Board. Neither the Board Chairman nor the Deputy Board Chairman shall have a tie-breaking vote in the event of a tie in a Board vote or any other corporate governance powers or rights other than their single votes in their capacities as Managers. The Board Secretary shall be appointed by the Saudi Aramco Founding Shareholder and the Assistant Board Secretary shall be appointed by the Dow Founding Shareholder for, in each case, such periods of time as the Board shall determine in accordance with Section 8.7(f) (Board Action in General). The Board Secretary and the Assistant Board Secretary shall not be Managers. Each Shareholder shall cause the Managers appointed by it to vote in favor of the appointment of such nominees to these positions in accordance with this Section 8.1(e).

(f)              Other than the initial Managers, who shall serve for a term of five (5) years, each Manager shall serve for a term of three (3) years following his or her appointment to the Board, unless:

(i)	the Manager resigns or is removed and a successor is appointed by the Shareholder that nominated such Manager in accordance with Section 8.1(g); or

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

37

(ii)	the Shareholder that nominated such Manager ceases to be a Shareholder.

For the avoidance of doubt, the Shareholders may reappoint individuals for successive terms as Managers.

(g)             Managers may be removed by the Shareholder that nominated them, at any time (with or without cause), upon Notice to each other Shareholder and the Board Secretary. Additionally, any Manager may resign at any time upon Notice to the Shareholder represented by such Manager and the Board Secretary. In either case, the Shareholder that nominated such Manager may nominate a replacement Manager to fulfill the remaining term of the Manager who has been removed or has resigned and each Shareholder shall vote in favor of the appointment of such replacement, provided that such individual satisfies the Manager Eligibility Criteria.

(h)             All Managers shall have equal voting rights, with each Manager having one (1) vote.

(i)              Each Shareholder shall cause the Managers it has nominated to discharge their duties in compliance with Applicable Law and the Constitutive Documents.

8.2	Meetings; Notice; Proxy

(a)             The Board shall meet at least four (4) times in each Fiscal Year (but if the first Fiscal Year is nine (9) months or less, the number of Board meetings shall equal at least the number of full calendar quarters in such Fiscal Year plus one (1)) and a majority of meetings shall be held in The Kingdom, unless otherwise agreed by a resolution of the Board. Any two (2) Managers may convene additional Board meetings by delivering a Notice to the Board Chairman or the Board Secretary, for good cause or a substantial reason related to the Project or the Company, the resolution of which cannot be reasonably deferred to a scheduled meeting of the Board.

(b)             The Board Secretary (or, in the Board Secretary’s absence, the Assistant Board Secretary) shall convene any meeting of the Board by delivering to each Manager a Notice at least twenty-one (21) days prior to the proposed date therefor and shall deliver to each Manager relevant information on the matters to be considered at the relevant Board meeting and the business to be put to the vote of the Managers for the relevant Board meeting (including the agenda for such meeting) at least fourteen (14) days prior to the proposed date therefor, except, in each case, to the extent a majority of Managers, including one appointed by each Founding Shareholder, agrees in writing to a shorter notice period or to waive the notice period. The agenda of each meeting shall include any matter submitted to the Board Secretary by any two (2) Managers at least two (2) days prior to the delivery of the Notice for such meeting, or such shorter period as agreed by the majority of Managers who agreed to a shorter notice period or to waive the notice period for the relevant Board meeting in accordance with this Section 8.2(b). A written retrospective waiver of notice, signed by a Manager, shall be deemed equivalent to proper delivery of a Notice to that Manager. A Manager’s attendance at a Board meeting shall constitute a waiver of notice (with respect to that Manager) of that meeting, unless such attendance was solely for the purpose of protesting the inadequacy of the Notice.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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(c)             A Manager may be represented at any Board meeting by any other Manager, provided that the latter has been duly appointed as a proxy (“Proxy”) by the former in writing and Notice of such appointment is delivered to the Board Secretary prior to such Board meeting.

(d)             Minutes of Board meetings shall be taken by the Board Secretary or, in the Board Secretary’s absence, the Assistant Board Secretary, recorded in the English language, circulated to the Managers, and, if agreed, signed by the Board Chairman and Deputy Board Chairman. The documents evidencing the adoption of resolutions shall be filed by the Board Secretary or, in the Board Secretary’s absence, the Assistant Board Secretary, in the minute book of the Company to be kept at the Head Office.

(e)             Any Manager may abstain from a vote on any matter, provided that if any Manager so abstains, then, notwithstanding anything to the contrary in this Shareholders’ Agreement, the relevant voting threshold set out in Section 8.7 (Board Action in General) shall remain unchanged.

8.3	Meetings at the Request of an MC Shareholder Representative or the MC Chairman

(a)             In the case of any matter referred to the Board by an MC Shareholder Representative, or the MC Chairman, pursuant to paragraph 3(b) of Annex F (The Marketing Council), at the request of an MC Shareholder Representative, or the MC Chairman, the Board Chairman shall:

(i)	promptly give notice to the Managers to call a meeting of the Board, which shall be held not less than the later of:
(A)	seven (7) days after the date of such notice; and
(B)	three (3) days after the date of circulation of an agenda under Section 8.3(a)(iii),

unless the Managers unanimously agree a shorter period;

(ii)	invite each MC Shareholder Representative and the MC Chairman to attend the meeting to present such matter to the Board; and
(iii)	circulate an agenda to the Managers and each MC Shareholder Representative and the MC Chairman at the time the Board Chairman calls the meeting or as soon as possible thereafter.

(b)             Such meeting shall be subject to the Protocols.

(c)             All other rules and requirements of this Section 8 shall apply with respect to such meeting.

8.4	Quorum, Telephonic Meetings

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

39

(a)             Subject to Section 8.8(b) (Voting With Respect to Related Entity Transactions):

(i)	the quorum for any duly convened Board meeting shall be six (6) Managers attending in person or by Proxy; and
(ii)	no meeting of the Board shall be valid and properly convened (and no business conducted at a meeting of the Board shall be valid) unless at least six (6) Managers attend such meeting in person or by Proxy.

(b)             A Manager may participate in any scheduled Board meeting by telephone, by video conference, or by any other similar electronic means through which all Managers may communicate simultaneously. Such participation shall constitute presence at such Board meeting.

8.5	Written Consent

Any resolution of the Board may be taken without a meeting of the Board if such resolution is sent to each of the Managers in the manner specified in Section 26.3 (Notices) and the requisite number of Managers, as set out in Section 8.7 (Board Action in General), sign such resolution or counterparts thereof to indicate their approval. The written consents of the Managers to such resolutions shall be forwarded to the Board Secretary for inclusion in the minute book of the Company.

8.6	Remuneration of Managers

The Company shall be responsible for the payment of remuneration (if any) of Managers and the reimbursement of out-of-pocket and travel-related expenses payable to any Managers and their Proxies in accordance with the policies of the Company approved by the General Assembly pursuant to Sections 9.3(a)(i) and 9.3(a)(ii) (Powers of the General Assembly), respectively.

8.7	Board Action in General

Except as otherwise expressly provided in this Shareholders’ Agreement, no decision of the Board shall be valid unless adopted by written resolution with the affirmative vote of at least [***] Managers. Without limiting the authority of the Board granted by Section 8.1(a) (The Board of Managers), the following matters shall be determined by the Board and may not be delegated by the Board for determination by a Board Committee or the Management Team:

(a)	approval of and modification to the guidelines and instructions to be given by the CEO to the Management Team in respect of the preparation of the Proposed Operating Plan, the Proposed Strategic Business Plan and the annual enterprise risk management report pursuant to Section 13.1(a) (Operating Plan and Strategic Business Plan);
(b)	approving the Proposed Strategic Business Plan and any subsequent modifications to the Approved Strategic Business Plan;

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

40

(c)	approving the Proposed Operating Plan and any subsequent modifications to the Approved Operating Plan;
(d)	subject to Section 8.8 (Voting With Respect to Related Entity Transactions), resolving any matter referred to the Board by an MC Shareholder Representative or the MC Chairman in accordance with Section 8.3 (Meetings at the Request of an MC Shareholder Representative or the MC Chairman) and paragraph 3(b) of Annex F (The Marketing Council);
(e)	subject to the requirements of Section 15 (Policies of the Company), adopting, amending, altering, or adding to the Project Standards, and defining the responsibilities of and delegating powers and authority to the Management Team;
(f)	subject to the requirements of Section 8.1(e) (The Board of Managers), determining the time periods of appointment of the Board Chairman, the Deputy Board Chairman, the Board Secretary, and the Assistant Board Secretary;
(g)	subject to the requirements of this Section 8.7 and Section 11 (Board Committees), creating or dissolving Board Committees and / or approving the delegation of authority or responsibility to such Board Committees, and any amendments thereto;
(h)	adopting resolutions in respect of recommendations to the General Assembly for approval pursuant to Section 9.3 (Powers of the General Assembly);
(i)	approving the agenda of the General Assembly;
(j)	creating, designating, changing, or eliminating the positions of Senior Officers and / or the organizational structure of the Company, amending the term of office of Senior Officers and / or appointing or removing and determining the compensation and terms and conditions of employment of any of the Senior Officers and the General Auditor;
(k)	approving the insurance strategy to be implemented and the principal policies to be arranged by the Company in accordance with Section 23 (Insurance);
(l)	initiation or settlement, waiver, or other disposition of any claims, lawsuits, or other proceedings involving the Company where the amount in dispute is in excess of the equivalent of [***];
(m)	approval of the execution of the Project Agreements by the Company and any material amendments, variations or waivers thereto;
(n)	approval of the execution of the Project Financing Agreements by the Company and any material amendments, variations, or waivers in relation thereto;

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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(o)	except as otherwise specified in this Shareholders’ Agreement, approving the financing plan of the Company (including the Project Debt);
(p)	[***];
(q)	incurring any indebtedness for borrowed funds (including issuing guarantees, sureties, or indemnities to third parties, finance leases, and other similar obligations) except:
(i)	the Project Debt;
(ii)	in the ordinary course of business; or
(iii)	as provided in the Approved Strategic Business Plan or the Approved Operating Plan;
(r)	prior to the Project Completion Date, implementing modifications to the Project so long as the aggregate effect of such modifications, individually or when added to all previous modifications approved by the Board in accordance with this Section 8.7(r), would not:
(i)	result in an increase of more than [***] in the total construction costs;
(ii)	delay the Project Completion Date by more than [***]; or
(iii)	materially change the targeted capacity of any plant that manufactures Products;
(s)	the creation or granting of any pledge, lien, charge, encumbrance, mortgage, sale, lease, transfer right, or other security interest whatsoever upon any of the assets, business, undertakings, shares, or other ownership interests of the Company except:
(i)	pursuant to the Project Financing Agreements;
(ii)	if arising under the retention of title clauses in the ordinary course of business; or
(iii)	as provided in the Approved Strategic Business Plan or the Approved Operating Plan;
(t)	incurring any proposed capital expenditure in excess of the equivalent of [***] except as may be provided in the Approved Operating Plan in connection with the construction, testing, and commissioning of any part of the Project;

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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(u)	writing-off of any accounts receivable except in accordance with the Accounting Policy;
(v)	establishing or closing deposit and other accounts of the Company in accordance with Section 15.12 (Accounts) and altering any mandate for the operation of those accounts (other than the substitution of any Person nominated as a signatory by the Person entitled to make such nomination);
(w)	subject to Section 8.8 (Voting With Respect to Related Entity Transactions), executing, modifying or amending any Related Entity Transaction;
(x)	recommending to the General Assembly a change in the jurisdiction of organization or tax residence of the Company; and
(y)	subject to [***], approval of the execution by the Company of any:
(1)	Hydrocarbon Terms and Conditions; and
(2)	amendment to any Hydrocarbon Terms and Conditions.
8.8	Voting With Respect to Related Entity Transactions

(a)             Notwithstanding anything to the contrary in this Shareholders’ Agreement, no action shall be taken by the Company with respect to the Company’s entry into, termination, exercise, amendment, consent to a transfer (including assignment or novation), modification, variation, waiver, compromise, assertion, or enforcement of any material claim, right, term, or obligation under, or with respect to any Related Entity Transaction, other than:

(i)	in connection with the undertakings set out in Section 7(e)(ii) (Material Expansions of the Project);
(ii)	in connection with any claim or potential claim concerning a matter which is the subject of the releases and indemnities in Section 22.3(c) (Limitations on Liability); and
(iii)	in respect of a Related Entity Transaction for which both Founding Shareholders are Related Shareholders,

without the approval of the Board in accordance with this Section 8.8 (a “Related Entity Resolution”).

[***]

9.               THE GENERAL ASSEMBLY OF THE COMPANY

9.1	The General Assembly

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

43

(a)             Meetings of the Shareholders (the “General Assembly”) shall be held annually or upon the written request of any Founding Shareholder, Shareholders whose cumulative Ownership Interests equal or exceed fifty percent (50%) of the Ownership Interests of all Shareholders, the Board, or the Independent Auditor. The General Assembly shall convene at least once annually during the first four (4) months following the end of a Fiscal Year. Meetings of the General Assembly shall be chaired by the Board Chairman, who shall be assisted by the Deputy Board Chairman. The Board Secretary shall be in charge of delivering Notice of meetings, recording all minutes, deliberations, and resolutions and distributing copies of the same to all Shareholders.

(b)             Each Shareholder shall have voting rights equal to its Ownership Interest as a proportion of the Ownership Interests of all Shareholders.

(c)             All meetings of the General Assembly shall be held in The Kingdom or such other place as shall be agreed by the Shareholders in accordance with Section 9.3(a) (Powers of the General Assembly).

(d)             The quorum for any meeting of the General Assembly shall consist of representatives of Shareholders whose cumulative Ownership Interest equals or exceeds sixty-seven percent (67%) of the Ownership Interests of all Shareholders. No meeting of the General Assembly shall be valid and properly convened (and no business conducted at a meeting of the General Assembly shall be valid) unless representatives of Shareholders whose cumulative Ownership Interest equals or exceeds sixty-seven percent (67%) of the Ownership Interests of all Shareholders attend such meeting in person. Each Shareholder agrees to ensure that at least one of its representatives attends each meeting of the General Assembly.

(e)             Except as otherwise specifically provided in this Section 9, all conditions and procedures for voting by written consent and telephonic, video, or electronic meetings of the Board shall apply, mutatis mutandis, to the General Assembly. It is expressly agreed that a representative of a Shareholder may be a Manager.

9.2	Notice; Conduct of Meetings

(a)             In the case of:

(i)	an annual meeting of the General Assembly, Notice thereof must be delivered to all Shareholders at least thirty (30) days prior to such annual meeting; or
(ii)	any other meeting of the General Assembly, Notice thereof must be delivered to all Shareholders at least ten (10) days prior to the date of such meeting.

A Notice required under this Section 9.2(a) shall contain a reasonably detailed agenda setting forth, among other things, those subjects that any of the Shareholders, the Board, or the Independent Auditor may have proposed for discussion or to be voted on at such meeting. Matters not included on the agenda for a General Assembly meeting may only be discussed at the meeting if the Shareholders’ representatives at the meeting unanimously agree to do so.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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(b)             A written retrospective waiver of notice, signed by a Shareholder, shall be deemed equivalent to proper delivery of a Notice required under Section 9.2(a) to that Shareholder. A Shareholder’s representative’s attendance at a General Assembly meeting shall constitute a waiver of the Notice required under Section 9.2(a) to that Shareholder of that meeting, unless such attendance was solely for the purposes of protesting the inadequacy of such Notice.

(c)             Minutes of meetings of the General Assembly shall be taken by the Board Secretary or, in his or her absence, the Assistant Board Secretary, recorded in the English language, circulated to the Shareholders, and, if agreed, signed by each attending Shareholder. The agreed record of meetings, including any documents evidencing the adoption of resolutions, shall be filed by the Board Secretary in the minute book of the Company kept at the Head Office.

9.3	Powers of the General Assembly

(a)             Except as provided in Section 9.3(b) or 9.3(c), no decision of the General Assembly shall be valid unless adopted at a duly constituted meeting of the General Assembly by written resolution with the affirmative vote of the Shareholders whose aggregate Ownership Interest equals or exceeds sixty-seven percent (67%) of the Ownership Interests of all Shareholders, provided that no such decision shall be valid unless adopted by written resolution with the affirmative vote of representatives of the Founding Shareholders, including:

(i)	the approval of the remuneration (including pension and other benefits), if any, of Managers;
(ii)	the approval of policies relating to the reimbursement of out-of-pocket and travel-related expenses, if any, payable to Managers;
(iii)	the approval of the Financial Statements;
(iv)	the appointment or removal of the Independent Auditor, the terms of its engagement, and the making of any material amendment thereto;
(v)	the modification of the Accounting Policy or Fiscal Year of the Company;
(vi)	the approval of any Subordinated Shareholder Loans;
(vii)	the Company granting any loan or advance or giving any credit other than in the ordinary course of business;
(viii)	the approval of dividend distributions or payment of interest on, or repayment of, principal on Subordinated Shareholder Loans, in each case, recommended by the Board and consistent with the Dividend Policy;

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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(ix)	establishing or closing branches, offices, and agencies of the Company;
(x)	the entry into or termination by the Company of any partnership or joint venture;
(xi)	prior to the Project Completion Date, implementing any modification to the Project that, individually or when aggregated with all modifications previously approved in accordance with Section 8.7(r) (Board Action in General) or this Section 9.3(a)(xi), would:
(A)	result in an increase of more than [***]in the total construction costs;
(B)	delay the Project Completion Date by more than [***]; or
(C)	materially change the targeted capacity of any plant that manufactures Products;
(xii)	subject to Section 7 (Material Expansions of the Project), the implementation of any material expansion of the Project by the Company;
(xiii)	the acquisition, or disposition, other than in the ordinary course of business, of all or any significant portion of the undertakings, assets, or properties of the Company;
(xiv)	the formation, acquisition, dissolution, winding up, or disposal of any subsidiary of the Company or the acquisition or disposal of any equity or other ownership interests in any subsidiary of the Company; and
(xv)	the purchase, sale, or redemption of any notes, shares of stock, bonds, debentures, partnership interests, limited liability company interests, or any other instruments that evidence indebtedness or an equity interest of the Company.

(b)             No decision of the General Assembly in relation to the following matters shall be valid unless adopted at a duly constituted meeting of the General Assembly by written resolution with the affirmative vote of the representatives of the Shareholders whose aggregate Ownership Interests equals or exceeds seventy-five percent (75%) of the Ownership Interests of all Shareholders, provided that no such decision shall be valid unless adopted by written resolution with the affirmative vote of the Founding Shareholders:

(i)	any amendment to the Articles of Association, the Foreign Investment License, or the Certificate of Commercial Registration;

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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(ii)	increases or reductions of the Authorized Capital;
(iii)	entering into or conducting a line of business significantly different from the Business or ceasing the Business; and
(iv)	the withdrawal of the Company from the implementation of the Project at any time.

(c)             No decision of the General Assembly in relation to the following matters shall be valid unless adopted at a duly constituted meeting of the General Assembly by written resolution with the affirmative vote of the representatives of all Shareholders:

(i)	the merger, consolidation, or amalgamation, other than in the ordinary course of business, of all or any significant portion of the undertakings, assets, or properties of the Company;
(ii)	changing the jurisdiction of formation of the Company;
(iii)	increasing the financial liability of the Shareholders; and
(iv)	any act or thing done to wind-up, dissolve, or liquidate the Company on a voluntary basis.

10.            DEADLOCK

10.1	Deadlock

If:

(a)             either the Board or the General Assembly is unable or fails to convene or to reach an agreement on any matter (other than any resolution in respect of a Related Entity Transaction for which the provisions of Section 8.8 (Voting With Respect to Related Entity Transactions) shall apply);

(b)             such inability or failure persists for a period of at least thirty (30) days; and

(c)             any Shareholder reasonably and in good faith believes that such inability or failure to convene or to reach an agreement on such matter has caused or will cause a Substantial Project Impairment, then the Shareholders shall enter into good faith negotiations to resolve such matter. If, after thirty (30) days, the Shareholders have been unable to reach an agreement on such matter, then a Shareholder may submit such matter to the chief executive officers of each Parent Company, or their respective designees, for resolution. Such request shall be in writing and shall be accompanied by the requesting Shareholder’s statement of the matter and its position with respect thereto, including the reason for its belief that the inability to convene or failure to make a determination on the matter has caused or will cause a Substantial Project Impairment. Each other Shareholder shall have the right to submit to the chief executive officers of each Parent Company, or their respective designees, its own written statement of the matter and its position with respect thereto and shall do the same within fifteen (15) days of the date of such request.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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10.2	Effect of Deadlock

(a)             If, thirty (30) days after the receipt of all submissions made in accordance with Section 10.1 (Deadlock), the chief executive officers of each Parent Company, or their respective designees, are unable to reach an agreement on the matters which are the subject of the submissions, then a Founding Shareholder shall have the right to submit the unresolved matters to a committee designated for the purpose of considering, advising upon, and making recommendations in relation to the unresolved matters (the “Deadlock Committee”). The Deadlock Committee shall consist of three (3) members: one (1) designated representative appointed by each Founding Shareholder and an Expert appointed in accordance with the Dispute Resolution Procedures.

(b)             The Expert shall have direct and extensive experience in the chemical and petrochemical production and product marketing business, including, as appropriate:

(i)	the design, construction, commissioning, and testing of a world-scale integrated chemicals complex;
(ii)	the operation and maintenance of a world-scale integrated chemicals complex; and / or
(iii)	the marketing of chemical and petrochemical products having similar volumes, characteristics, and destinations as the Products.

(c)             Each representative of the Founding Shareholders on the Deadlock Committee shall submit to the Expert and exchange with the representative of the other Founding Shareholder, in accordance with a procedure to be established by the Expert, its position as to the course of action that should be followed by the Company to resolve the matters referred to the Expert. The Expert shall assess the submitted positions and make a recommendation to the representatives of each Founding Shareholder for further discussion within the Deadlock Committee, with a view toward the Deadlock Committee recommending a course of action to the Shareholders. The Expert’s recommendations to the Founding Shareholders’ representatives and the Deadlock Committee’s recommendations, if any, to the Shareholders, shall be purely advisory in nature and shall not be binding on the Company or any Shareholder.

(d)             Pending resolution of any unresolved matter referred to in Section 10.1 (Deadlock), no action shall be taken by the Company with respect to such matter and, subject to Section 13.3 (Default Plans), the status quo shall be maintained in respect of all aspects of the Company and the Project affected thereby.

11.            BOARD COMMITTEES

11.1	Creation of Board Committees

(a)             The Board may, pursuant to Section 8.7(g) (Board Action in General), create one or more Board Committees to consider any matters that the Board shall, from time to time, assign to each such Board Committee.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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Unless expressly provided otherwise, the Board may appoint individuals who are not Managers to serve on a Board Committee. The chairperson of each Board Committee shall be appointed by the Founding Shareholder which did not nominate the Senior Officer to whose role and functions such Board Committee most closely relates. The individuals appointed to each Board Committee shall serve at the direction of the Board and perform only such tasks and duties as the Board shall delegate to such Board Committee from time to time. Each Board Committee shall make recommendations to the Board on any matter delegated to such Board Committee pursuant to an affirmative vote of the majority of the members of such Board Committee.

(b)             The Shareholders acknowledge that the Board has established and created the Audit, Ethics and Compliance Committee, the Finance Committee, the Compensation Committee, and the Health, Safety, Environmental, and Security Committee.

11.2	The Audit, Ethics and Compliance Committee

(a)             The Board has established, and the Shareholders shall cause the Board to maintain, an audit, ethics and compliance committee (the “Audit, Ethics and Compliance Committee”) to perform such duties and have such responsibilities as are delegated to it from time to time by the Board, including reviewing and ensuring the adequacy and effectiveness of the Accounting Policy and system of internal controls, approving and directing internal audit plans, supervising the preparation of the Financial Statements, recommending external auditors for appointment as the Independent Auditor, and ensuring that the required access to the Company’s books, records, and personnel is provided to the Independent Auditor as well as any auditors appointed by individual Shareholders, whether jointly or separately, to conduct audits on their behalf.

(b)             Prior to the admission of the PublicCo Shareholder as a Shareholder, the Audit, Ethics and Compliance Committee shall consist of four (4) Managers, with each Founding Shareholder having the right to appoint two (2) of its nominated Managers as members of the Audit, Ethics and Compliance Committee. Following the admission of the PublicCo Shareholder as a Shareholder, the Audit, Ethics and Compliance Committee shall consist of three (3) Managers, with each Founding Shareholder and the PublicCo Shareholder having the right to appoint one (1) of its nominated Managers as a member of the Audit, Ethics and Compliance Committee. No appointees to the Audit, Ethics and Compliance Committee may be members of the Management Team.

11.3	The Finance Committee

(a)             The Board has established, and the Shareholders shall cause the Board to maintain, a finance committee (the “Finance Committee”) to perform such duties and have such responsibilities as are delegated to it from time to time by the Board, including coordinating all elements of the Project Debt and proposing the timing and size of all dividend distributions in accordance with the Dividend Policy.

(b)             The Finance Committee shall consist of four (4) members, with each Founding Shareholder having the right to appoint two (2) of its nominated Managers as members of the Finance Committee.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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11.4	The Compensation Committee

(a)             The Board has established, and the Shareholders shall cause the Board to maintain, a compensation committee (the “Compensation Committee”) to perform such duties and have such responsibilities as are delegated to it from time to time by the Board, including developing the general employment, compensation, and benefit policies applicable to the employees of the Company. The employment and compensation policy for the Company shall be fully developed and applied in a manner that aims to be consistent with Applicable Law and shall be independent from, and without reference to, those of the Founding Shareholders.

(b)             The Compensation Committee shall consist of four (4) Managers, with each Founding Shareholder having the right to appoint two (2) of its nominated Managers as members of the Compensation Committee.

11.5	The Health, Safety, Environmental, and Security Committee

(a)             The Board has established, and the Shareholders shall cause the Board to maintain, a health, safety, environmental, and security committee (the “Health, Safety, Environmental, and Security Committee”) to monitor compliance with the HSES Policies and otherwise to perform such duties and have such responsibilities as are delegated to it from time to time by the Board.

(b)             The Health, Safety, Environmental, and Security Committee shall consist of four (4) Managers, with each Founding Shareholder having the right to appoint two (2) of its nominated Managers as members of the Health, Safety, Environmental, and Security Committee.

11.6	Meetings of Board Committees

(a)             A member of a Board Committee may be represented at any meeting of such Board Committee by any other individual (except in the case of a member of a Board Committee serving in such member’s capacity as a Manager, in which case, such Manager may only be represented by another Manager).

(b)             The quorum for any meeting of a Board Committee shall be met when at least one (1) individual designated by each of the Founding Shareholders is present in person or by proxy appointed and notified in accordance with paragraph (a).

(c)             No meeting of a Board Committee shall be valid and properly convened (and no business conducted at a meeting of a Board Committee shall be valid) unless at least one (1) individual designated by each Founding Shareholder is present in person or by proxy appointed and notified in accordance with paragraph (a).

(d)             Each Board Committee shall meet as regularly as it shall determine, but not less than once in each Fiscal Year and whenever so requested by Notice from any of its members not less than fourteen (14) days in advance of the meeting.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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(e)             Meetings of Board Committees may be conducted by telephone or video conference, if so agreed among the members thereof, provided that the members of each Board Committee shall meet in person at least once in each Fiscal Year. The members of each such Board Committee may record the proceedings of meetings of such Board Committee in such manner as they deem appropriate.

12.            MANAGEMENT, EMPLOYEES, Marketing Council, AND ES&OP

12.1	The Management Team and Senior Officers

(a)             The chief executive officer of the Company (the “CEO”) and the senior officers who functionally report directly to the CEO (each and the CEO, a “Senior Officer” and together, the “Management Team”) shall conduct the Business and operations of the Company in accordance with the Approved Operating Plan and the Approved Strategic Business Plan. The initial Management Team shall be comprised of the following: the CEO, a chief financial officer who is vice president of finance (the “CFO”), a vice president of manufacturing and engineering (the “VP – Manufacturing and Engineering”), a vice president of business and services (the “VP – Business and Services”), a vice president of industrial relations (the “VP – Industrial Relations”), a general counsel (the “General Counsel”), and such other Senior Officers as the Board may determine. The term of office for each individual appointed to be a Senior Officer shall be five (5) years unless:

(i)	otherwise decided by the Board in accordance with Section 8.7 (Board Action in General), including the removal of a Senior Officer pursuant to a Board resolution in accordance therewith; or
(ii)	such individual resigns from such office.

In the case of the resignation or removal of an individual appointed to be a Senior Officer, the individual appointed in replacement thereof (in accordance with Sections 12.1(b)-(h) below) shall fulfill the remaining term of the individual who has resigned or has been removed.

(b)             Unless a suitably qualified employee directly hired by the Company can be appointed by the Board, the positions of CEO, CFO, VP – Manufacturing and Engineering, VP – Business and Services, VP – Industrial Relations, and General Counsel, along with any other Senior Officer positions, shall be filled by nominees of the Founding Shareholders as provided below. All appointments of Senior Officers shall be made on the basis of merit and performance and shall be subject to the approval of each Founding Shareholder (acting reasonably).

(c)             The Saudi Aramco Founding Shareholder shall have the right to nominate, and the Dow Founding Shareholder shall (subject to Section 12.1(b)) cause the Managers appointed by it to the Board to vote in favor of a resolution to appoint, the CEO during the five (5) year period commencing on the Formation Date (the first such five (5) year period and each subsequent five (5) year period a “Nomination Period”). The CEO shall be the primary executive officer of the Company, shall represent the Company before governmental authorities, judicial authorities, public bodies, and other Persons, and, subject to the terms and conditions hereof, shall be responsible for the general and executive management and daily administration of the Business and operations of the Company. The duties and powers of the CEO shall be determined, and may be amended from time to time, by the Board. The CEO shall also implement decisions of the Board and shall report directly to the Board.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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(d)             The Dow Founding Shareholder shall have the right to nominate, and the Saudi Aramco Founding Shareholder shall (subject to Section 12.1(b)) cause the Managers appointed by it to the Board to vote in favor of a resolution to appoint, the CFO during the first Nomination Period. Once appointed and subject to the terms and conditions hereof, the CFO shall oversee and be responsible for financial matters pertaining to the Company. The CFO shall oversee the preparation of the Financial Statements and the Company’s related obligations to the Shareholders and discharge such other duties as shall be determined by the Board and as may from time to time be delegated to him by the CEO (subject to Section 8.6 (Board Action in General)). The CFO shall present reports on the financial condition of the Company from time to time to the CEO and, upon request of any Manager, at a meeting of the Board.

(e)             The Dow Founding Shareholder shall have the right to nominate, and the Saudi Aramco Founding Shareholder shall (subject to Section 12.1(b)) cause the Managers appointed by it to the Board to vote in favor of a resolution to appoint, the VP – Manufacturing and Engineering during the first Nomination Period. Once appointed and subject to the terms and conditions hereof, the VP – Manufacturing and Engineering shall oversee and be responsible for operational matters of the Company. The VP – Manufacturing and Engineering shall further discharge any other duties as shall be determined by the Board and as may from time to time be delegated to him by the CEO (subject to Section 8.7 (Board Action in General)). The VP – Manufacturing and Engineering shall present reports on the conduct of the Company’s operations from time to time to the CEO and, upon request of any Manager, at a meeting of the Board.

(f)              The Saudi Aramco Founding Shareholder shall have the right to nominate, and the Dow Founding Shareholder shall (subject to Section 12.1(b)) cause the Managers appointed by it to the Board to vote in favor of a resolution to appoint, the VP – Business and Services during the first Nomination Period. Once appointed and subject to the terms and conditions hereof, the VP – Business and Services shall oversee and be responsible for marketing, sales, and supply chain matters of the Company. The VP – Business and Services shall further discharge any other duties as shall be determined by the Board and as may from time to time be delegated to him by the CEO (subject to Section 8.7 (Board Action in General)). The VP – Business and Services shall present reports on the conduct of the Company’s operations from time to time to the CEO and, upon request of any Manager, at a meeting of the Board.

(g)             The Saudi Aramco Founding Shareholder shall have the right to nominate, and the Dow Founding Shareholder shall (subject to Section 12.1(b)) cause the Managers appointed by it to the Board to vote in favor of a resolution to appoint, the VP – Industrial Relations during the first Nomination Period. Once appointed and subject to the terms and conditions hereof, the VP – Industrial Relations shall oversee and be responsible for all employment, recruiting, compensation, and human resources matters pertaining to the Company. The VP – Industrial Relations shall further discharge any other duties as shall be determined by the Board and as may from time to time be delegated to him by the CEO and the Compensation Committee (in each case subject to Section 8.7 (Board Action in General)). The VP – Industrial Relations shall present reports on the conduct of the Company’s human resources-related operations from time to time to the CEO and, upon request of any Manager, at a meeting of the Board.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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(h)             Following the expiration of each Nomination Period, unless a suitably qualified employee directly hired by the Company can be appointed by the Board, the right to nominate the Senior Officers described in Sections 12.1(c)-12.1(g) for the subsequent Nomination Period shall belong to the Founding Shareholder that did not have the right to nominate such Senior Officers during the then expiring Nomination Period. Pursuant to the foregoing, the Founding Shareholder not appointing a Senior Officer shall (subject to Section 12.1(b)) cause the Managers appointed by it to the Board to vote in favor of a resolution to appoint any Senior Officer nominated by the other Founding Shareholder during the relevant Nomination Period.

(i)              The Shareholders shall cause the Board to appoint a general auditor of the Company (the “General Auditor”) and the General Counsel. Following the expiration of the initial term of office of the General Auditor or the General Counsel, the Board may renew the term of such officer or appoint a new officer in accordance with Section 8.7(j) (Board Action in General). Once appointed and subject to the terms and conditions hereof:

(i)	the General Auditor shall oversee and be responsible for the coordination of the external audit, all matters relating to the internal audit, and compliance with the internal policies and procedures of the Company. The General Auditor shall further discharge any other duties as shall be determined by the Board or as may from time to time be delegated to him by the CEO (subject to Section 8.7 (Board Action in General)). The General Auditor shall functionally report directly to the Audit, Ethics and Compliance Committee and administratively report directly to the CEO. The General Auditor shall present reports on the conduct of the Company’s accounting and policy compliance-related operations from time to time to the CEO and, upon request of any Manager, at a meeting of the Board; and
(ii)	the General Counsel shall oversee and be responsible for legal matters of the Company. The General Counsel shall further discharge any other duties as shall be determined by the Board or as may from time to time be delegated to him by the CEO (subject to Section 8.7 (Board Action in General)). The General Counsel shall present reports on all legal matters affecting the Company from time to time to the CEO and, upon request of any Manager, at a meeting of the Board.

(j)              The Management Team shall implement management policies and programs established and authorized by the Board including those policies of the Company as set forth in Section 15 (Policies of the Company). The Shareholders agree that the Board shall cause the Management Team to be committed to the goals, objectives, and interests of the Company and to actively support the policies and interests of the Company.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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12.2	Employees of and Secondees to the Company

(a)             The Shareholders shall cause the Company to employ such employees as are required for the conduct of the Company’s activities, as determined by the Management Team (subject to Section 8.7 (Board Action in General)), and in conformance with this Shareholders’ Agreement, Applicable Law, and any manpower plans set forth in the Approved Operating Plan and the Approved Strategic Business Plan. The terms (including compensation and benefits to be paid by the Company) and conditions of employment shall be developed by the VP – Industrial Relations in accordance with the general policies established by the Compensation Committee pursuant to Section 11.4 (The Compensation Committee). The Founding Shareholders shall provide reasonable assistance in the recruitment and training of Company personnel and the establishment by the Company of its own recruitment and training systems and programs. In implementing the immediately preceding sentence, the Founding Shareholders acknowledge and agree that it is their intention to cause the Company to replicate the experiences of Saudi Aramco with its high Saudization levels in the technical and management professions and, in this context, the Shareholders agree to do everything that is reasonably within their power to ensure that the Company adheres to the Local Content Policy.

(b)             In order to make available certain specific expertise that will provide a technological or commercial benefit to the Company as it commences operations, the Founding Shareholders (or their Affiliates) may second employees (“Secondees”) to the Company. The Shareholders agree that the Company shall only accept such Secondees if, in the opinion of the Management Team, they are qualified and have adequate experience, training, and skills for the proposed positions and are needed by the Company. The Shareholders agree that similarly qualified and experienced Secondees should receive the same remuneration from the Company pursuant to the terms and conditions of any secondment arrangements as between the Founding Shareholders and the Company as set forth in the Secondment Agreement. The Founding Shareholders shall ensure that, to the maximum extent possible following the Project Completion Date, the Company is not reliant on Secondees to perform essential activities.

12.3	The Marketing Council

The Company has formed the marketing council (the “Marketing Council”) to perform such functions and have such responsibilities, and to do so in accordance with Annex F (The Marketing Council) and the guiding principles set out therein.

12.4	The ES&OP

The Company has formed the executive sales and operations planning committee (the “ES&OP”) to perform such functions and have such responsibilities, and to do so in accordance with Annex G (The ES&OP) and the guiding principles set out therein.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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13.            ANNUAL PLANNING

13.1	Operating Plan and Strategic Business Plan

(a)             [***] prior to the beginning of each Fiscal Year, the Management Team, in accordance with guidelines and instructions issued from time to time by the CEO shall submit:

(i)	an annual operating plan for the Company with respect to its activities for the following Fiscal Year to the Board for approval, which shall include:
(A)	an operating budget and a capital budget setting forth in detail the amounts required to fund the Company’s operations and capital projects for the following Fiscal Year;
(B)	forecasts of production, sales, income, operating expenses, capital expenditures, cash flows, EBITDA, headcount, and operational activities of the Company that will be necessary during such Fiscal Year to achieve operational targets and maintain the Company’s assets in good order and enable the Company to realize the Approved Strategic Business Plan; and

(C)           a draft production plan detailing the quantities of Products to be manufactured during the following Fiscal Year, including the quantities of each Product to be manufactured during each Contract Month during such Fiscal Year (the “Production Plan”),

(the “Proposed Operating Plan”);

(ii)	a strategic business plan for the Company with respect to its activities for the next five (5) Fiscal Years to the Board for approval, which shall include a preliminary forecast of production, sales, income, operating expenses, capital expenditures, sources of funding proposed to meet the Company’s anticipated operational and capital requirements, cash flows, EBITDA, headcount, strategic objectives, market outlook, operational activities, a competitive assessment, and an assessment of the economic environment, opportunities for growth, retained earnings and dividend forecasts, and other value enhancing activities during such period (the “Proposed Strategic Business Plan”); and
(iii)	an enterprise risk management report to the Board:
(A)	identifying, analyzing, and assessing potential future opportunities for the Company and making recommendations to take advantage of such opportunities;

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

55

(B)	identifying, analyzing, and assessing events and risks that may compromise the Proposed Strategic Business Plan; and
(C)	to the extent deemed necessary by the Management Team, making recommendations to the Board to manage any events and risks that may compromise the Proposed Strategic Business Plan in order to ensure that the Company remains within its own parameters and guidelines for risk tolerance and risk management.

(b)             The Board shall approve:

(i)	the Proposed Operating Plan with any modifications thereto not less than fifty-five (55) days prior to the beginning of each Fiscal Year; and
(ii)	the Proposed Strategic Business Plan with any modifications thereto not less than six (6) months prior to the beginning of each Fiscal Year.

(c)             Upon its approval by the Board, in accordance with Section 8.7 (Board Action in General):

(i)	the Proposed Operating Plan (as modified by the Board) shall become the “Approved Operating Plan” of the Company for the next Fiscal Year; and
(ii)	the Proposed Strategic Business Plan (as modified by the Board) shall become the “Approved Strategic Business Plan” of the Company for the next five (5) Fiscal Years.

[***]

13.2	Marketing Plans

(a)             For the purposes of Section 8.8 (Voting With Respect to Related Entity Transactions) a Marketer’s Draft Marketing Plan and a Marketer’s Marketing Plan shall be a Related Entity Transaction.

(b)             Each Marketer’s Marketing Plan shall at all times be consistent with the Approved Operating Plan.

13.3	Default Plans

(a)             If, as a result of any circumstance, the Board does not approve and adopt the Proposed Strategic Business Plan in full prior to the start of the relevant Fiscal Year then, following the start of such Fiscal Year, the Shareholders agree that the Company shall:

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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(i)	implement all aspects of the Proposed Strategic Business Plan that have been approved by the Board; and
(ii)	in respect of any aspects of the Proposed Strategic Business Plan that have not been approved by the Board, continue to operate on the basis of and implement the Approved Strategic Business Plan for the last quarter of the immediately preceding Fiscal Year (the “Default Strategic Business Plan”).

(b)             If, as a result of any circumstance, the Board does not approve and adopt the Proposed Operating Plan in full prior to the start of the relevant Fiscal Year then, following the start of such Fiscal Year, the Shareholders agree that the Company shall:

(i)	implement all aspects of the Proposed Operating Plan that have been approved by the Board; and
(ii)	in respect of any aspects of the Proposed Operating Plan that have not been approved by the Board, continue to operate on the basis of and implement the Approved Operating Plan for the last quarter of the immediately preceding Fiscal Year (the “Default Operating Plan”).

(c)             Once a Proposed Strategic Business Plan or Proposed Operating Plan is approved and adopted in full by the Board, the Default Strategic Business Plan and / or the Default Operating Plan, as the case may be, shall cease to have any effect and shall no longer be implemented.

13.4	Implementation of Approved Plans

The Shareholders shall cause the Company to implement, and to conduct the Project in accordance with, the Approved Strategic Business Plan, the Approved Operating Plan and each Marketer’s Marketing Plan.

14.            FINANCIAL REPORTING AND TAXES

14.1	Books and Records

(a)             The Shareholders shall cause the Company to prepare and maintain, or cause to be prepared and maintained, books and records in accordance with Applicable Law at its Head Office and in any event, the following:

(i)	books of account of the Company, which shall be prepared and maintained in accordance with IFRS, IFRS as endorsed by SOCPA and the Accounting Policy. The Company shall perform:
(A)	a quarterly review of the books and accounts and the profit and loss accounts of the Company; and

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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(B)	an annual review of the books and accounts and the profit and loss accounts of the Company at the end of each Fiscal Year;
(ii)	two sets of un-audited Financial Statements, prepared:
(A)	in the English language with figures expressed in United States Dollars in accordance with IFRS; and
(B)	in the English and Arabic languages with figures expressed in Saudi Riyals in accordance with IFRS as endorsed by SOCPA,

in each case, on a quarterly basis and in accordance with the Accounting Policy and, if a Founding Shareholder has given not less than ten (10) days’ notice to the Company prior to the end of a quarter that it has adopted a different interpretation of IFRS or IFRS as endorsed by SOCPA to the interpretation adopted by the Company, a statement reconciling any change necessary for the Financial Statements to reflect the interpretation of IFRS or IFRS as endorsed by SOCPA adopted by such Founding Shareholder. The Shareholders shall cause the Company to prepare and distribute such un-audited Financial Statements to each Shareholder and such reconciliation statement to the relevant Founding Shareholder no later than thirty (30) days after the end of each quarter or earlier if required to meet the Saudi Aramco Founding Shareholder’s regulatory requirements;

(iii)	two sets of audited Financial Statements for each Fiscal Year, prepared:
(A)	in the English language with figures expressed in United States Dollars in accordance with IFRS; and
(B)	in the English and Arabic languages with figures expressed in Saudi Riyals in accordance with IFRS as endorsed by SOCPA,

in each case, in accordance with the Accounting Policy and certified by the Independent Auditor and, if a Founding Shareholder has given not less than ten (10) days’ notice to the Company prior to the end of a Fiscal Year that it has adopted a different interpretation of IFRS or IFRS as endorsed by SOCPA to the interpretation adopted by the Company, a statement reconciling any change necessary for the Financial Statements to reflect the interpretation of IFRS or IFRS as endorsed by SOCPA adopted by such Founding Shareholder. The Shareholders shall cause the Company to prepare and distribute such audited Financial Statements to each Shareholder and such reconciliation statement to the relevant Founding Shareholder no later than thirty (30) days after the end of each Fiscal Year or earlier if required to meet the Saudi Aramco Founding Shareholder’s regulatory requirements. Such Financial Statements shall be audited by the Independent Auditor in accordance with the auditing standards of either:

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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(1)	the IAASB; or
(2)	at the request of the Dow Founding Shareholder or the Saudi Aramco Founding Shareholder, the PCAOB as well as the IAASB,

and shall comprise all statements, footnotes, disclosures, and reports prepared in accordance with the Accounting Policy;

(iv)	monthly, quarterly and annual Management Accounts within six (6) business days after the end of each month, quarter or Fiscal Year, as applicable, or such other period requested by the Saudi Aramco Founding Shareholder to enable it to meet its internal reporting and regulatory requirements and, for the purposes of this paragraph, “business day” shall mean any day (other than Friday and Saturday) on which banking institutions are generally open for business in Riyadh; and
(v)	a copy of this Shareholders’ Agreement, together with all other records necessary, convenient, or incidental to the Business of the Company.

(b)             The Shareholders agree that the Company shall maintain books and records, to the extent required, to allow the Company to provide:

(i)	the Dow Founding Shareholder and, if requested, the Saudi Aramco Founding Shareholder with the following:
(A)	un-audited consolidated balance sheet and income statement, prepared in the English language, with figures expressed in United States Dollars in accordance with US GAAP within six (6) business days after the end of each quarter until such time as the Dow Founding Shareholder or the Saudi Aramco Founding Shareholder otherwise requests and, for the purposes of this paragraph, “business day” shall mean any day (other than Friday and Saturday) on which banking institutions are generally open for business in Riyadh;
(B)	audited Financial Statements for each Fiscal Year end, prepared in the English language, with figures expressed in United States Dollars in accordance with US GAAP within thirty (30) days of the end of each Fiscal Year, or earlier if required to meet the Dow Founding Shareholder’s or the Saudi Aramco Founding Shareholder’s regulatory requirements, until such time as the Dow Founding Shareholder or the Saudi Aramco Founding Shareholder otherwise requests. Such Financial Statements shall be audited by an Independent Auditor in accordance with the auditing standards of the PCAOB;

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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(C)           quarterly (other than in respect of the final quarter of the Fiscal Year) attestations, not later than twenty-one (21) days after the end of each quarter, completed and signed by each of the CEO and the CFO; and

(D)           Fiscal Year end attestations, not later than twenty-one (21) days after the end of each Fiscal Year, completed and signed by each of the CEO and the CFO.

(c)             To facilitate the timely preparation of audited and unaudited Financial Statements, the Shareholders agree that all books of account and records of the Company shall be closed as promptly as possible following the end of each Fiscal Year.

(d)             The Shareholders agree to adopt the audited Financial Statements for each Fiscal Year as soon as practicable after their finalization.

(e)             The Shareholders agree that:

(i)	any Shareholder may by Notice in writing to the Company, require the Company, and the Company shall, prepare and deliver other audit or similar reports, tax statements, documents, or other information relating to the Business, affairs or the financial position of the Company, including that may be required to be delivered by any Shareholder or its Affiliates to any regulatory authority or stock exchange with respect to the Company or required to prepare the relevant Shareholder’s or its Affiliates’ financial statements in accordance with any applicable law or applicable national or international accounting standards, provided that, in addition to providing such information, the Company shall, and shall cause the Independent Auditor to, provide all relevant audit, accounting and finance assistance and information to the relevant Shareholder requiring such assistance or information in order to prepare its or its Affiliates’ financial statements;
(ii)	the Dow Founding Shareholder may, by delivery to the Company of a written request, require the Company, and the Company shall, prepare and deliver responses to written inquiries submitted by the Dow Founding Shareholder which are necessary for the Dow Founding Shareholder or its Affiliates to comply with any US GAAP reporting requirements; and

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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(iii)	the Saudi Aramco Founding Shareholder may, by delivery to the Company of a written request, require the Company, and the Company shall, prepare and deliver response to written inquiries submitted by the Saudi Aramco Founding Shareholder which are necessary for the Saudi Aramco Founding Shareholder or its Affiliates to comply with any US GAAP, IFRS or IFRS as endorsed by SOCPA reporting requirements.

The Shareholder requiring information or materials pursuant to this Section 14.1(e) shall pay any external costs and expenses reasonably incurred by the Company in association with their preparation.

(f)              The Board shall select, and the Shareholders agree to do everything reasonably within its power to appoint, an independent external auditor (the “Independent Auditor”) based on arm’s-length, competitive, and commercial considerations pursuant to Section 8.7(h) (Board Action in General) and Section 9.3(a)(iv) (Powers of the General Assembly). The Independent Auditor shall perform such functions as the Board and (subject to Section 8.7 (Board Action in General)) the Audit, Ethics and Compliance Committee shall direct. If the Founding Shareholders have the same external auditor at the time of such appointment, preference shall be given to appointing that same external auditor as the Independent Auditor, subject to commercial terms to be agreed at the time, provided that no actual or potential conflicts of interest exist at the time.

(g)             Each Shareholder shall have the right, at all reasonable times during usual business hours, to audit, examine, and make copies of, or extracts from, the books of account and other financial records of the Company at its Head Office and other Company locations. Such right may be exercised through any employee of a Shareholder or its Affiliate designated by such Shareholder or by an independent certified public accountant that is licensed in The Kingdom or other representative designated by such Shareholder. Each Shareholder shall bear all expenses incurred in any examination made for such Shareholder’s account and shall keep all information obtained during such inspection confidential in accordance with the Omnibus Confidentiality Agreement. In the exercise of their rights under this Section 14, the Shareholders agree that it shall not cause any unreasonable interference with or disruption of the Company’s Business or operations and that any such audit shall be commenced within ten (10) years of the end of the Fiscal Year to which such inspection relates, provided that such time limit shall not prejudice the right of a Shareholder to conduct an audit after such ten (10) year period if such audit is required to finally resolve a Dispute pursuant to the Dispute Resolution Procedures. To the extent permissible, the Shareholders shall endeavor to coordinate among themselves and to conduct joint reviews and audits in order to avoid any unreasonable interruption of the Company’s Business and operations. The expenses of such joint audits shall be allocated among or between the Shareholders equally according to their respective Ownership Interest.

(h)             The Shareholders agree that the Company shall promptly rectify any errors or omissions in the Company’s records that are discovered by the Shareholders.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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14.2	Reports; Tax Returns

(a)             The Shareholders shall cause the Company to:

(i)	prepare, or cause to be prepared, in accordance with Applicable Law (and, if required, under other relevant Law) and the Accounting Policy, all income, value-added tax, and other tax returns of the Company and file the same in a timely manner (including extensions);
(ii)	make such other tax filings as the Shareholders shall agree are required for the Company to be in compliance with Applicable Law (and, if required, under other relevant Law) in relation to tax and accounting matters;
(iii)	provide the Shareholders with copies of the draft annual tax returns with respect to the corporate income tax of The Kingdom (the “CIT”), translated into English, for review and comment at least thirty (30) days prior to the scheduled filing thereof;
(iv)	within thirty (30) days after the filing thereof, provide the Shareholders with a copy of all annual tax returns filed by the Company and, promptly after receipt thereof, the relevant tax receipts with respect to Taxes paid by the Company;
(v)	provide the Shareholders with prompt notification and any supporting information that the Shareholders may request with respect to any tax assessments received from any taxing authorities for the Shareholders’ review and comment prior to any settlement thereof; and
(vi)	provide the Shareholders with an annual statement of withholding tax paid or payable by the Company.

(b)             The Shareholders shall cause the Company, at the Company’s sole cost and expense, to furnish the Shareholders with monthly reports concerning the Business and activities of the Company to the extent required to advise the Shareholders of the operational and financial performance of the Company.

14.3	Taxes

(a)             The Shareholders shall ensure that all necessary steps shall be taken to cause the Company to be regarded as a tax resident only in The Kingdom. This will include the location and exercise of central control or management of the Company from within The Kingdom. Without limitation of any of the foregoing, each Shareholder covenants and agrees that neither it, nor any of its Affiliates that are acting for or on behalf of such Shareholder in fulfillment of or pursuant to any of the rights or obligations of such Shareholder under this Shareholders’ Agreement or any of the other Project Agreements to which it is not a party, shall take any action that results in the Company or either of the Founding Shareholders (as a result of their Ownership Interest in the Company) being treated as engaged in the conduct of a U.S. trade or business for U.S. federal income tax purposes.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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(b)             Notwithstanding any other provision of this Shareholders’ Agreement and subject to any changes in Applicable Law subsequent to the Formation Date, the Shareholders agree that the Company shall withhold and pay all withholding or other Taxes required under Applicable Law (as such withholding or other Taxes may be adjusted pursuant to the provisions of any applicable treaty, to the extent the provisions of such treaty are permitted to be applied under Applicable Law) to be withheld and paid by the Company, whether arising from an obligation of the Company or of any of the Shareholders, unless otherwise agreed in writing by the Company and the Shareholders. In this regard, and subject in all cases to any change in Applicable Law subsequent to the Formation Date, the Shareholders agree that the Company shall pay to the Saudi Arabian General Authority of Zakat and Tax (the “GAZT”), using forms promulgated by the GAZT, CIT calculated pro rata among the Ownership Interests of each Shareholder to the extent the Company is subject to CIT with respect thereto, deducting such payment of CIT from such Shareholder’s portion of declared dividends.

(c)             Further, and subject to any change in Applicable Law subsequent to the Formation Date, the Shareholders agree that the Company shall also pay to the GAZT withholding taxes imposed on each non-resident Shareholder’s net cash dividend (declared dividends pro rata according to such Shareholder’s Ownership Interest), calculated by multiplying the net cash dividend by the applicable rate for dividend withholding taxes, and deduct such amount from such Shareholder’s net cash dividend. Irrespective of the fact that the Company will make CIT and withholding tax payments to the GAZT (or that the Company is allocated the cost of CIT paid by an entity in which the Company holds an equity interest), the Shareholders agree that they shall each remain liable to the Company to the extent that such CIT or withholding tax payments made by (or allocated to) the Company, and determined by reference to such Shareholder, are not:

(i)	netted against, or taken into account in determining the amount of, dividends to be paid (directly or indirectly) to; or
(ii)	funded in advance by,

such Shareholder.

(d)             The Dow Founding Shareholder shall be authorized:

(i)	without any further consent of the Company or the other Shareholders being required, to make, or cause the Company to make, an election (pursuant to Section 301.7701-3 of the U.S. Treasury regulations) that the Company shall be treated as a partnership for U.S. tax purposes, or to take positions on its or any of its Affiliates’ U.S. federal, state, and local tax returns or similar filings or take such other administrative actions related to the Company’s election to be treated as a partnership for U.S. tax purposes that it or any of its Affiliates is reasonably required to take, as, in each case, would not have an adverse effect on the Saudi Aramco Founding Shareholder, any of its Affiliates, or its interest in the Company; and

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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(ii)	with the prior written consent of the Saudi Aramco Founding Shareholder, such consent not to be unreasonably withheld, to make such other elections with respect to U.S. federal, state, and local taxes that are binding on the Company or the Saudi Aramco Founding Shareholder as the Dow Founding Shareholder shall choose to make. The Dow Founding Shareholder may make such other elections with respect to U.S. federal, state and local taxes that are not binding on the Company or the Saudi Aramco Founding Shareholder without the consent of the Saudi Aramco Founding Shareholder.

(e)             The Board shall, subject to Section 14.3(d), determine whether to make, or refrain from making, any and all elections relating to tax that are binding on the Company or the Shareholders and shall direct the conduct of all Company proceedings before taxing authorities, the GAZT or courts of competent jurisdiction in all tax matters affecting the Company. The Company shall prepare and file, or cause to be prepared and filed, any returns and execute any agreements or other documents relating to or affecting such tax matters, provided that the Company shall keep the Founding Shareholders fully informed with respect to the status and progress with respect to any such tax matter (including providing the Founding Shareholders with copies of all written communications with respect to such tax matters); provided further that the Company shall not file, or cause to be filed, any returns or execute any agreements or other documents relating to or affecting such tax matter or settle or otherwise compromise any tax matter, in each case, affecting the Company or either Founding Shareholder (in respect of its interests in the Company) without the prior written consent of each of the Founding Shareholders, which consent shall not be unreasonably withheld.

(f)              In respect of each Affiliate of the Company, and each other entity in which the Company holds an equity interest, the Company and the Shareholders shall ensure that:

(i)	the Company, and each Shareholder exercising any rights on behalf of the Company, exercises all rights to which it is entitled in a manner such that such Affiliate or other entity shall be regarded as tax resident only in the jurisdiction in which it is organized; and
(ii)	the Company, and each Shareholder exercising any rights on behalf of the Company, exercises any rights it might have with respect to such Affiliate or other entity in a manner that is consistent with how such rights are exercised with respect to the Company as otherwise set forth in this Section 14.3.

15.            POLICIES OF THE COMPANY

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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15.1	Project Standards

To ensure that the Company is conducting its Business and operations in a manner that, among other things:

(a)	is consistent with the Founding Shareholders’ commercial objectives for the Project and the highest ethical standards;
(b)	ensures the maintenance of best practices that create a safe environment;
(c)	complies with international industry standards and all Laws to which the Company is subject; and
(d)	implements good corporate governance and sound corporate social responsibility,

the Shareholders agree that the Board may, from time to time, adopt, amend, alter, or add to such policies, standards, and operational procedures (the “Project Standards”) as it deems appropriate. The Project Standards shall be adopted based on maximized value for the Company and its stakeholders. The Project Standards shall include the policies described in this Section 15.

15.2	Health, Safety, Environmental, and Security Policy

The Company shall conduct its operations and activities consistent with health safety, and environmental policies (the “HSES Policies”) approved by the Board based on the recommendations of the Health, Safety, Environmental, and Security Committee. The HSES Policies shall comply with all Applicable Law and be at least as stringent and extensive in all respects as the most stringent and extensive equivalent policies adopted by either Dow or Saudi Aramco (or their Affiliates).

15.3	Dividend and Shareholder Loan Repayment Policy

The Shareholders agree on behalf of themselves and the Company to take, and to procure that its nominated Managers take, all necessary steps to distribute dividends to the Shareholders and make payments and repayments on Subordinated Shareholder Loans to the fullest extent possible, consistent with the dividend and shareholder loan repayment policy of the Company (the “Dividend Policy”).

15.4	Tax Policy

The Shareholders agree to cause the Company to conduct its Business and operations in a manner that minimizes liability for Taxes within the requirements of any Laws to which the Company is subject and in compliance with Section 14 (Financial Reporting and Taxes). Without limitation of the foregoing, the Shareholders agree to support the Company to develop limitations on the authority of the Marketer for inclusion in each Marketer’s Marketing Plan and on the authority of any other Affiliate of the Shareholders providing goods or services to the Company for inclusion in its written agreement with the Company to the extent necessary to ensure that its activities would not result in the Company being required to file any tax returns or being treated as having a permanent establishment for tax purposes in any jurisdiction other than The Kingdom.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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15.5	Local Content

The Shareholders agree to cause the Company (and the Company to cause its contractors) to give preference to and maximize the utilization of Saudi contractors, material suppliers, and employees in connection with the design, procurement, construction, ownership, or operation of the Project that are competitive in terms of performance standards, price, safety, quality, technical expertise, and time of delivery and are commensurate with the Project Standards and in a manner that is consistent with the local content policy of the Company (the “Local Content Policy”).

15.6	Non-Breach of Law

(a)             No Shareholder shall be required to comply (or will be required to cause the Company to comply) with any provision of this Shareholders’ Agreement to the extent that the undertaking to comply with such provision would be in violation of, or be penalized under, any Law to which such Shareholder or any of its Affiliates (as the case may be) is subject. To the extent that any provision of this Shareholders’ Agreement would, if agreed to by a Shareholder, result in a violation of, or a penalty under, any Law to which such Shareholder or any of its Affiliates (as the case may be) is subject, such provision shall be deemed to be of no force or effect.

(b)             Each Shareholder has the right to cause its Affiliates and the Company, and its and their secondees, employees, contractors, and representatives (in their capacity as such), to cease any activities in connection with the Project or other Company matters to the extent necessary to ensure that neither such Shareholder, nor such Shareholder’s or the Company’s Affiliates, secondees, employees, contractors, and representatives, are in violation of or subject to any penalties under any Law to which such Shareholder, Affiliate, secondee, employee, contractor or representative, or the Company, is subject. The provisions of this Section 15.6(b) prevail over the terms of any Project Agreement to the extent of any inconsistency.

(c)             Any determination by a Shareholder that a provision or activity would give rise to circumstances (including performance of activities) described in Sections 15.6(a) and (b) above shall be based on a good faith and reasonable interpretation of such Law as applied to the relevant facts. As soon as practicable (and in any event within three (3) days) after becoming aware of the occurrence of circumstances (including performance of activities) described under Sections 15.6(a) and / or (b) above, the affected Shareholder shall give Notice to the other Shareholders providing full details of, as applicable: the relevant provision of this Shareholders’ Agreement and / or Project Agreement; other company matter; the relevant Applicable Law; and the effect of such on the Shareholder’s or its Affiliate’s, or the Company’s, ability to perform its obligations or undertake such activities (including under this Shareholders’ Agreement or such other Project Agreement).

15.7	Accounting and Retention Policies

The Board shall, from time to time, promulgate the accounting policy of the Company (the “Accounting Policy”) and the document retention policy of the Company (the “Records Retention Policy”), which shall govern the maintenance of books and records, the preparation of Financial Statements, the writing off of accounts receivables, and such other matters as are set forth therein. The Accounting Policy and Records Retention Policy shall be at least as stringent and extensive in all respects as the most stringent and extensive equivalent policies adopted by either Dow or Saudi Aramco (or their Affiliates).

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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15.8	Leverage Policy

The Shareholders agree to cause the Company to conduct its operations and activities consistent with a financial structuring and leverage policy that aims to optimize the Company’s financing structure, including by maintaining the optimum debt-to-equity ratio.

15.9	Human Resources and Industrial Relations Policy

The Shareholders agree to cause the Company to conduct its operations and activities consistent with a human resources and industrial relations policy that is based upon the human resources and industrial relations principles of the Founding Shareholders and in a manner designed to ensure compliance with all Applicable Law. The Company’s human resources and industrial relations policies shall be adopted based on maximized value for the Company and its stakeholders.

15.10	Employment and Compensation Policy

The Shareholders agree to cause the Company to develop and apply an employment and compensation policy in a manner that is consistent with Applicable Law and shall be independent from, and without reference to, those of the Founding Shareholders.

15.11	Code of Conduct and Ethics Policy

The Shareholders agree to cause the Company to adopt formalized company-wide policies regarding such matters as conflicts of interest, business ethics, prohibited payments, safeguarding of Company assets, gifts, and entertainment, with annual representations from relevant individuals regarding compliance.

15.12	Accounts

The Shareholders agree to cause the Company to establish and maintain banking and other accounts inside and, to the extent required by the senior lenders providing Project Debt or to the extent otherwise approved by the Board, outside of The Kingdom.

15.13	Competitively Sensitive Information

The Shareholders and the Company shall ensure that the flow of competitively sensitive information is restricted in accordance with the written protocols adopted by the Founding Shareholders and the Company in accordance with this Shareholders’ Agreement, setting forth restrictions on the flow of such information under applicable competition and antitrust laws (the “Protocols”).

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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16.            WARRANTIES

(a)             Each Founding Shareholder warrants to the other Founding Shareholder on the date hereof and on the Effective Date, and each other Shareholder warrants to the other Shareholders on the date of its accession to this Shareholders’ Agreement, as follows:

(i)	it is duly organized and validly existing, in each case, under the respective Laws of the jurisdiction in which it is organized;
(ii)	it has all requisite power and authority to enter into this Shareholders’ Agreement and to perform the obligations contemplated hereby, and the execution and delivery of this Shareholders’ Agreement and the performance hereof have been duly authorized by all necessary action on the part of such Shareholder;
(iii)	neither the execution and delivery of this Shareholders’ Agreement, nor the performance hereof will violate, conflict with, or result in a breach of any Law or provision of such Shareholder’s organizational documents or any agreement, document, or instrument to which it is subject or by which it or its assets are bound or require the consent or approval (if not already obtained) of any shareholder, partner, equity holder, holder of indebtedness, or other Person or entity, or contravene or result in a breach of or default under or (except as provided in the Project Financing Agreements) the creation of any lien, charge, or encumbrance upon any property under any constitutive document, indenture, mortgage, loan agreement, lease, or other agreement, document, or instrument to which such Shareholder is a party; and
(iv)	any required authorizations of and exemptions, actions, or approvals by, and any required notices to or filings with, any governmental authority that are required to have been obtained or made by such Shareholder in connection with the execution and delivery of this Shareholders’ Agreement or the performance by it of its obligations hereunder will have been obtained or made and will be in full force and effect, and all conditions of any such authorizations, exemptions, actions, or approvals will have been complied with.
[***]

17.            MARKETING AND OTHER PRINCIPAL AGREEMENTS

17.1	Related Entity Transactions Generally

(a)             All transactions and agreements of the Company for the benefit of or with any Shareholder or its Related Persons shall, when entered into, be on terms that are no less favorable to the Company than those that could have been obtained in a comparable arm’s-length transaction by the Company with a qualified, unrelated third party, provided that nothing in this Shareholders’ Agreement shall operate to override, invalidate, or otherwise affect the application of any provision of any written agreement entered into between a Shareholder (and / or its Related Persons) and the Company if such written agreement has been approved in accordance with Sections 8.7(w) (Board Action in General) and 8.8 (Voting With Respect to Related Entity Transactions).

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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(b)             All Related Entity Transactions shall be approved by the Board, and the Company will not exercise, waive, modify, enforce, or compromise material claims, terms, obligations, or rights with respect to any Related Entity Transactions without Board approval, as stipulated in Section 8.8 (Voting With Respect to Related Entity Transactions).

[***]

17.4	Marketing and Lifting of Products by the Founding Shareholders

(a)             No Shareholder other than the Founding Shareholders shall have any marketing and lifting rights or obligations with respect to any Products or other Company production.

[***]

17.5	Founding Shareholder Support Services

(a)             The Founding Shareholders (and / or their respective Qualifying Affiliates) shall provide certain services to the Company on various terms and conditions that are set out in the Principal Agreements and as they otherwise agree from time to time. If a Founding Shareholder (and / or any of its Affiliates) has appropriate expertise and the Founding Shareholders agree that it would be more economical for the Company to pay such Founding Shareholder (and / or any of its Affiliates) for such expertise, rather than procuring it from a third party or independently developing it, then the Company shall do so.

(b)             The Shareholders agree that, as a general matter, they shall realize value from the income derived from the operations of the Company through the payment of dividends by the Company rather than by extracting value from the Company through the provision of goods and services to the Company or the terms of any Subordinated Shareholder Loans, provided that nothing in this Shareholders’ Agreement shall operate to override, invalidate, or otherwise affect the application of any provision of any written agreement entered into between a Shareholder (and / or its Affiliates) and the Company if such written agreement has been approved in accordance with Sections 8.7(w) (Board Action in General) and 8.8 (Voting With Respect to Related Entity Transactions).

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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17.6	Principal Agreements

(a)             Subject to Section 18.1(g) (Events of Default) and unless otherwise specified herein:

(i)	any breach by a Founding Shareholder or its Affiliates or Related Persons of, or failure by a Founding Shareholder or its Affiliates or Related Persons to comply with, any Principal Agreement or any agreement entered into at any time in relation to the services referred to in Section 17.5 (Founding Shareholder Support Services), shall not give rise to any rights, remedies, or claims under or pursuant to this Shareholders’ Agreement; and
(ii)	any rights, remedies, and claims in respect of any such breach or failure shall be between the parties to the relevant agreement and to the extent available in accordance with the provisions of the relevant agreement.

(b)             The Founding Shareholders shall have the right to cause a Qualifying Affiliate of their respective Parent Companies to enter into (or to accept an assignment of the rights and / or a transfer of the obligations under) any Principal Agreement on behalf of such Founding Shareholder[***].

18.            EVENTS OF DEFAULT

18.1	Events of Default

The following shall constitute events of default (each, an “Event of Default”) under this Shareholders’ Agreement:

(a)	any breach by a Shareholder of its obligations under Section 6 (Capital Contributions; Financing) (other than a breach by the PublicCo Shareholder to comply with Section 6.2(a) (Additional Shareholder Funding) in respect of any resolution of the General Assembly pursuant to Section 9.3 (Powers of the General Assembly) approving any Subordinated Shareholder Loans, any increase to the Authorized Capital, or any Capital Contributions) that has not been cured within [***], unless:
[***]
(b)	any failure by a Parent Company of a Founding Shareholder to maintain its Parent Company Interest equal to or greater than the Minimum Interest during the Minimum Retention Period that has not been cured within [***];
(c)	a Transfer, [***] or Impermissible Change in Control has occurred in breach of the terms and conditions of this Shareholders’ Agreement and the breach has not been cured within [***];

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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(d)	a Shareholder assigns any of its rights or obligations under this Shareholders’ Agreement other than in accordance with Section 25 (Assignment);
(e)	any breach by a Shareholder (or its Parent Company or Affiliate) of its completion support obligations or funding obligations under any Project Financing Agreement, or the Shareholder Undertaking Agreement, in each case, following the expiration of any applicable cure period specified therein;
(f)	any Parent Guarantee or the Secondary Guarantee in respect of this Shareholders’ Agreement ceases to be in full force and effect prior to the expiration thereof in accordance with its terms;
(g)	the occurrence of a Trigger Event that, individually or together with any other Trigger Events, has caused a Substantial Project Impairment; or
(h)	the occurrence of any Insolvency Event in respect of any Shareholder or its Parent Company.
18.2	Consequences of Events of Default

(a)       If an Event of Default occurs, then any of the Shareholders who are not in default (collectively, the “Non-Defaulting Shareholders” and each a “Non-Defaulting Shareholder”) may deliver to the other Shareholders a Notice of the occurrence of such Event of Default, setting forth the identity of the Shareholder who is in default or to which the Event of Default relates (the “Defaulting Shareholder”) and the circumstances of such Event of Default. Upon the expiration of a period of [***] thereafter, if the Event of Default is not remediable or, if remediable, is continuing, then any Non-Defaulting Founding Shareholder may deliver to the Defaulting Shareholder a Notice stating that such Event of Default is continuing (a “Continuing Default Notice”), in which case Section 18.2(b) shall apply.

(b)       If a Non-Defaulting Founding Shareholder has delivered a Continuing Default Notice in accordance with Section 18.2(a), then for so long as the specified Event of Default is continuing:

(i)	if the Dow Founding Shareholder is the Defaulting Shareholder, then at any time following the delivery of the Continuing Default Notice any Non-Defaulting Shareholder may deliver a Dow Call Notice to the Dow Founding Shareholder, in which case Annex C (Acquisition of Ownership Interests) shall apply, provided that;
(A)	if more than one Non-Defaulting Shareholder delivers a Call Exercise Notice, then each such Non-Defaulting Shareholder shall purchase a pro rata portion of the Dow Founding Shareholder’s Ownership Interest (calculated by reference to each such Non-Defaulting Shareholder’s Ownership Interest as a proportion of all such Non-Defaulting Shareholders’ Ownership Interests);

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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(B)	the PublicCo Shareholder shall only be entitled to participate in such purchase if, concurrent with its delivery of a Call Exercise Notice in accordance with Annex C (Acquisition of Ownership Interests), it has provided to the Dow Founding Shareholder an unconditional, on-demand letter of credit in a form, and from an international financial institution, in each case, reasonably acceptable to the Dow Founding Shareholder in an amount equal to the PublicCo Shareholder’s pro rata portion of the Dow Default Price; and
(C)	if the PublicCo Shareholder does not deliver a Dow Call Notice or a Call Exercise Notice or, after issuing a Call Exercise Notice, does not pay its pro rata portion of the Dow Default Price in accordance with Annex C (Acquisition of Ownership Interests) for any reason, then the Saudi Aramco Founding Shareholder shall have the right (but not the obligation) to purchase all (and not a portion) of the Dow Founding Shareholder’s Ownership Interest at the Dow Default Price;
(ii)	if the Saudi Aramco Founding Shareholder is the Defaulting Shareholder, then:
(A)	during a [***] period following the delivery of the Continuing Default Notice, the Founding Shareholders shall, in good faith, discuss the continuation of the various Project Agreements between the Company and the Dow Founding Shareholder (and / or its Affiliates) on an arms’ length basis upon the Dow Founding Shareholder ceasing to be a Shareholder in the Company. Following such [***]period after the delivery of the Continuing Default Notice, the Dow Founding Shareholder may deliver a Put Notice to the Saudi Aramco Founding Shareholder and the PublicCo Shareholder, in which case Annex C (Acquisition of Ownership Interests) shall apply.
(B)	The Put Notice delivered by the Dow Founding Shareholder shall indicate:
(1)	whether the Dow Founding Shareholder (and / or its Qualifying Affiliates) shall terminate the [***] in accordance with the terms therein;
(2)	the price for the [***] applicable in accordance with Section 5.1 of the [***];

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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(3)	which [***] the Company has entered into with the Dow Founding Shareholder (and / or its Affiliates) relating to [***] that the Dow Founding Shareholder (and / or its Affiliates) shall terminate in accordance with the terms therein;
(4)	which [***] the Dow Founding Shareholder (and / or its Qualifying Affiliates) shall terminate in accordance with the terms therein; and
(5)	other modifications (if any) to the various Project Agreements between the Company and the Dow Founding Shareholder (and / or its Affiliates), as agreed between the Founding Shareholders, pursuant to the good faith discussions in Section 18.2(b)(ii)(A), in each case, with effect upon the completion of the transactions contemplated by this Section 18.2(b)(ii).

(C)	If Dow delivers a Put Exercise Notice, then:
(1)	if the PublicCo Shareholder intends to participate in the purchase of the Dow Founding Shareholder’s Ownership Interest, then the PublicCo Shareholder shall purchase a pro rata portion of that Ownership Interest (calculated by reference to the PublicCo Shareholder’s Ownership Interest as a proportion of the PublicCo Shareholder’s Ownership Interest and the Saudi Aramco Founding Shareholder’s Ownership Interest); and
(2)	if the PublicCo Shareholder does not intend to participate in the purchase of the Dow Founding Shareholder’s Ownership Interest, or intends to participate but does not pay its pro rata portion of the Saudi Aramco Default Price for any reason, then the Saudi Aramco Founding Shareholder shall purchase all (and not a portion) of the Dow Founding Shareholder’s Ownership Interest at the Saudi Aramco Default Price; and
(iii)	if the PublicCo Shareholder is the Defaulting Shareholder, then at any time following the delivery of the Continuing Default Notice any Non-Defaulting Shareholder may deliver a PublicCo Call Notice to the PublicCo Shareholder, in which case Annex C (Acquisition of Ownership Interests) shall apply, provided that if more than one Non-Defaulting Shareholder delivers a Call Exercise Notice, then each such Non-Defaulting Shareholder shall purchase a pro rata portion of the PublicCo Shareholder’s Ownership Interest (calculated by reference to each such Non-Defaulting Shareholder’s Ownership Interest as a proportion of all such Non-Defaulting Shareholders’ Ownership Interests).

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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(c)       From the date of the completion of the transactions contemplated by Section 18.2(b)(i), Section 18.2(b)(ii), or Section 18.2(b)(iii), as the case may be:

(i)	the Shareholders who are transferees of the Transferor shall assume in full, on a pro rata basis as between themselves, and at no cost to the Transferor or its Affiliates, all liabilities of the Transferor and its Affiliates in or related to such Transferor’s capacity as Shareholder, including all guarantees given or delivered by the Transferor or its Affiliates in such capacity, and:
(A)	all Non-Transferring Shareholders shall release (and cause their Affiliates and the Company to release) the Transferor and its Affiliates from all liabilities in or related to the Transferor’s capacity as a Shareholder; and
(B)	any guarantees delivered by the Transferor or its Affiliates shall immediately be deemed to have been terminated,

provided that nothing in this Section 18.2(c)(i) shall affect any liabilities of the Transferor or its Affiliates in connection with any Principal Agreement to which it, or its Affiliate, is party, or any guarantees in respect thereof; and

(ii)	the Transferor shall cease to be a Shareholder and shall cease to be a party to this Shareholders’ Agreement and, without prejudice to any rights or obligations that shall have accrued or become due prior to such date and the rights or remedies that any party may have in respect of any breach of this Shareholders’ Agreement prior to such date (other than any breach constituting the Event of Default leading to the Transfer), the Transferor shall cease to have any rights or obligations under this Shareholders’ Agreement except for those rights and obligations contained in, and the provisions of, Sections 1 (Definitions and Usage), 4.2 (Term and Termination of Shareholders’ Agreement; Survival), 14.1(g)-(h) (Books and Records) (in respect of the years during which the Transferor was a Shareholder), 15.6 (Non-Breach of Law), 17.6(a) (Principal Agreements), 19.3(d)(v)(A) (Transfers to Third Parties), 21 (Confidential Information), Section 22 (Indemnification and Liability), 24 (Dispute Resolution Procedures), 25 (Assignment), 26.2 (Binding Effect), 26.3 (Notices), 26.4 (Entire Agreement), 26.6 (Waivers) through 26.11 (Further Actions) (inclusive), 26.13 (Reliance), 26.14 (Prohibited Payments), 26.15 (Immunity), and Annex A (Dispute and Expert Resolution Procedures), which shall continue in force after the Transferor ceases to be a Shareholder.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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(d)       The completion of the transactions contemplated in Section 18.2(b) shall be the Non-Defaulting Shareholders’ (and their Affiliates’) and the Company’s sole and exclusive remedy in respect of all Losses arising (whether under this Shareholders’ Agreement, under Law, or otherwise) as a result of the events or circumstances connected with the Event of Default that is the subject of the relevant Continuing Default Notice (and the Non-Defaulting Shareholders shall not allow the Company to make any claim against the Defaulting Shareholder in relation to such events or circumstances), provided that nothing in this Section 18.2(d) shall prevent the Company from exercising any right it may have under any of the Principal Agreements.

(e)       The Shareholders agree that the Events of Default set out in Section 18.1 (Events of Default) are the sole and exclusive grounds upon which a Shareholder may terminate this Shareholders’ Agreement and the Shareholders agree to exclude, to the extent permissible, any right of termination arising under Applicable Law contrary to the terms hereof. Subject to the limitations set forth in Sections 18.2(c) and 18.2(d) and the immediately preceding sentence, if there is a breach of this Shareholders’ Agreement, then any Shareholder not in breach shall be free to exercise all rights and remedies that may be available to such Shareholder under this Shareholders’ Agreement or Applicable Law.

19.       TRANSFER AND EXIT PROVISIONS

19.1	Restrictions on Transfer

(a)       No Shareholder shall effect (or permit to be effected) a Transfer except in accordance with this Section 19 and, in the case of a Direct Transfer by a Shareholder, in accordance with Section 18.2 (Consequences of Events of Default). Any Transfer or purported Transfer in violation of the preceding sentence shall be void and of no effect, and the purported transferee shall not, directly or indirectly, become a Shareholder of the Company.

(b)       The Parent Company Interest of each Parent Company of the Founding Shareholders shall be equal to at least the Minimum Interest at all times during the period of [***] from the Formation Date (the “Minimum Retention Period”). Neither Founding Shareholder shall effect (or permit to be effected) a Transfer if doing so would result in the Parent Company Interest of the relevant Parent Company of the Founding Shareholder being less than the Minimum Interest at any time during the Minimum Retention Period.

(c)       Each Shareholder shall at all times remain a Qualifying Affiliate of its Parent Company. No Shareholder shall effect (or permit to be effected) a Transfer if doing so would result in that Shareholder ceasing to be a Qualifying Affiliate of its Parent Company. A Transfer shall be deemed to have occurred for all purposes hereunder if a Shareholder ceases to be a Qualifying Affiliate of its Parent Company. If any such Transfer occurs, then such Shareholder shall promptly inform the other Shareholders and shall take all necessary measures to ensure that all of its Ownership Interest is immediately transferred to its Parent Company, or to a Qualifying Affiliate of its Parent Company, in accordance with Section 19.2(b) (Permitted Transfers to PublicCo and Qualifying Affiliates).

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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19.2	Permitted Transfers to PublicCo and Qualifying Affiliates

(a)       The Saudi Aramco Founding Shareholder may effect a Direct Transfer of the PublicCo Acquisition Interest to the PublicCo Shareholder in accordance with Section 5.2(a) (Sale of PublicCo Acquisition Interest; Initial Public Offering), and nothing in this Shareholders’ Agreement shall restrict the purchase and sale of shares in PublicCo on the Saudi Stock Market, Tadawul.

(b)       A Founding Shareholder may, at any time, effect, or permit to be effected, a Complete Transfer to its Qualifying Affiliate, provided that:

(i)	the Transferor’s Parent Company (or Dow Europe, if the new Dow Founding Shareholder will be neither Dow Europe nor Dow) shall [***];
(ii)	where the Transfer is effected, or permitted to be effected, by the Dow Founding Shareholder and the new Dow Founding Shareholder will be neither Dow Europe nor Dow, [***]; and
(iii)	the Transferor has delivered to the other Founding Shareholder a Notice of the Transfer at least thirty (30) days in advance thereof, together with [***].
19.3	Transfers to Third Parties

(a)       After the expiration of the Minimum Retention Period, save as provided in Section 19.2 (Permitted Transfers to PublicCo and Qualifying Affiliates) a Shareholder may only effect, or permit to be effected, a Transfer in accordance with this Section 19.3.

(b)       If a Shareholder intends to effect, or permit to be effected, a Transfer in accordance with this Section 19.3, then:

(i)	the Transferor shall deliver to the Non-Transferring Shareholders a Notice of the Transferor’s intention to Transfer at least [***] in advance of the date on which it is proposed to be effected; and
(ii)	prior to such Transfer, the Transferor shall deliver Notice (the “Transfer Notice”) to the Non-Transferring Shareholders which shall specify whether the proposed Transfer is a Partial Transfer or a Complete Transfer,

provided that a Shareholder shall only be entitled to effect (or permit to be effected) [***].

(c)       Within thirty (30) days of delivery of a Transfer Notice, any Non-Transferring Shareholder may deliver a Notice (each, an “Acquisition Notice”) to the Transferor and the Company that it intends to acquire the Offered Interest [***]in accordance with Annex C (Acquisition of Ownership Interests), provided that:

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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(i)	if more than one Non-Transferring Shareholder delivers an Acquisition Notice, then each such Non-Transferring Shareholder shall purchase a pro rata portion of such Offered Interest (calculated by reference to each such Non-Transferring Shareholder’s Ownership Interest as a proportion of all such Non-Transferring Shareholders’ Ownership Interests);
(ii)	the PublicCo Shareholder shall only be entitled to exercise the right to acquire a pro rata portion of the Offered Interest if, concurrent with its delivery of an Acquisition Exercise Notice in accordance with Annex C (Acquisition of Ownership Interests), it has provided to the Transferor an unconditional, on-demand letter of credit in a form, and from an international financial institution, in each case, reasonably acceptable to the Transferor, for an amount equal to the PublicCo Shareholder’s pro rata portion [***]; and
(iii)	unless the entire Offered Interest is Transferred in accordance with this Section 19.3 and Annex C (Acquisition of Ownership Interests), the Non-Transferring Shareholders shall have no rights to acquire the Offered Interest or any portion of it, provided further, that if the PublicCo Shareholder delivers an Acquisition Exercise Notice but does not pay its pro rata portion of [***] in accordance with Annex C (Acquisition of Ownership Interests), for any reason, then the other Non-Transferring Shareholder shall have the option (but not the obligation) to purchase the entire Offered Interest.

(d)       If:

(i)	no Non-Transferring Shareholder delivers an Acquisition Notice within thirty (30) days of delivery of a Transfer Notice;
(ii)	all Acquisition Notices have been rescinded before the delivery of an Acquisition Exercise Notice;
(iii)	no Non-Transferring Shareholder delivers an Acquisition Exercise Notice within the Acquisition Period;
(iv)	all Acquisition Exercise Notices have been rescinded before the Acquisition Closing Date; or
(v)	the Acquisition does not occur by the Acquisition Closing Date for any reason other than a breach by the Transferor of its obligations under this Section 19 or Annex C (Acquisition of Ownership Interests),

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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then, subject to Sections 19.4 (Third Party Consents) and 19.5(a) (Recognition of Transfers), the Transferor shall be entitled during the Transfer Period to:

(A)	in the case of a proposed Partial Transfer, permit the Transfer of the Permitted Part to a Permitted Transferee by way of an Upstream Transfer; and
(B)	in the case of a proposed Complete Transfer:
(1)	effect a Direct Transfer of all (but not a part) of its Ownership Interest; or
(2)	permit an Upstream Transfer of all (but not a part) of its Shareholder Equity,

in either case, to a Permitted Transferee.

(e)       The Transferor shall indemnify, defend, and hold harmless the Company from and against any Taxes that may be imposed on the Company as a result of any Transfer.

19.4	Third Party Consents

Notwithstanding any other provision of this Section 19, no Transfer shall occur unless and until all consents as may be required from any third parties and approvals as may be required from any governmental authority have been obtained and are in full force and effect. The Shareholders agree to cooperate in good faith and do everything reasonably within their power to assist with the preparation and filing of all reports in connection with obtaining such consents and approvals, provided that the Transferor shall pay all costs and expenses (including attorneys’ fees) in connection therewith.

19.5	Recognition of Transfers

(a)       Notwithstanding anything to the contrary in this Shareholders’ Agreement, no Transfer or purported Transfer will be valid unless:

(i)	such Transfer is in accordance with the provisions of this Section 19 or Section 18.2 (Consequences of Events of Default);
(ii)	in the case of a Partial Transfer or a Complete Transfer effected as a Direct Transfer, the Transferor has transferred to the transferee the same proportion of any Subordinated Shareholder Loans advanced by the Transferor to the Company as the transferred Ownership Interest bears to the aggregate Ownership Interest of the Transferor in accordance with Annex C (Acquisition of Ownership Interests);
(iii)	in the case of a Complete Transfer effected as a Direct Transfer to a Permitted Transferee:

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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(A)	the Permitted Transferee has executed and delivered to the remaining Shareholders an Accession Agreement in the form attached to this Shareholders’ Agreement as Annex B (Form of Accession Agreement), confirming the admission of the Permitted Transferee as a Shareholder and its agreement to be bound by the terms of this Shareholders’ Agreement and any obligations of confidentiality; and
(B)	[***]; and
(iv)	in the case of a Complete Transfer to one or more Shareholders, the transferee Shareholder(s) shall assume in full, on a pro rata basis as between themselves, and at no cost to the Transferor or its Affiliates, all liabilities of the Transferor and its Affiliates in or related to its capacity as Shareholder, including all guarantees given or delivered by the Transferor in such capacity, and:
(A)	all Non-Transferring Shareholders shall release (and cause their Affiliates and the Company to release) the Transferor and its Affiliates from all such liabilities in or related to the Transferor’s capacity as a Shareholder; and
(B)	any guarantees delivered by the Transferor or its Affiliates shall immediately be deemed to have been terminated,

provided that nothing in this Section 19.5(a) shall affect any liabilities of the Transferor or its Affiliates in connection with any Principal Agreement to which it, or its Affiliate, is party, nor any guarantees in respect thereof.

(b)       In the case of a Complete Transfer, upon the satisfaction of the conditions set out in Section 19.5(a), appropriate amendments being made to the Constitutive Documents, and compliance with all the requirements of Applicable Law, and in addition to the other provisions of this Shareholders’ Agreement that apply at such time:

(i)	the Permitted Transferee (or Qualifying Affiliate in accordance with Section 19.2 (Permitted Transfers to PublicCo and Qualifying Affiliates)) shall be admitted to the Company as a Shareholder (or, in the case of a Complete Transfer by a Founding Shareholder, a Founding Shareholder) and shall be listed in the books and records of the Company as such; and
(ii)	without limiting Section 18.2(c) (Consequences of Events of Default) in the case of a Complete Transfer by a Defaulting Shareholder, the Transferor shall cease to be a Shareholder and shall cease to be a party to this Shareholders’ Agreement and, without prejudice to any rights or obligations that shall have accrued or become due prior to such date and the rights or remedies that any party may have in respect of any breach of this Shareholders’ Agreement prior to such date, the Transferor shall cease to have any rights or obligations under this Shareholders’ Agreement.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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(c)       Each Shareholder shall:

(i)	vote its Ownership Interest, and shall procure that its Managers exercise their voting rights, to approve a Transfer where such Transfer is in compliance with this Section 19;
(ii)	do all other things reasonably within its power to enable the timely completion of such Transfer; and
(iii)	[***].
19.6	Impermissible Change in Control

(a)       Upon the occurrence of an Impermissible Change in Control, [***] shall deliver a Notice to [***] seeking the consent of [***] to the Impermissible Change in Control [***]. If [***] consents to the Impermissible Change in Control, then the remainder of this Section 19.6 shall not apply.

(b)       If [***] does not consent to an Impermissible Change in Control within thirty (30) days after the date of Notice under Section 19.6(a), then [***] shall be deemed to have delivered a Transfer Notice for a Complete Transfer in accordance with Section 19.3(b) (Transfers to Third Parties) as of the last day of such thirty (30)-day period and the Shareholders shall thereafter proceed in accordance with the remaining provisions of Section 19.3 (Transfers to Third Parties), provided that there shall be no requirement that a third party transferee is a Permitted Transferee.

(c)       If [***] is deemed to have delivered a Transfer Notice for a Complete Transfer under Section 19.6(b) and thereafter:

(i)	[***] does not deliver an Acquisition Notice under Section 19.3(b) (Transfers to Third Parties) within thirty (30) days of deemed delivery of the Transfer Notice;
(ii)	[***] rescinds its Acquisition Notice before the delivery of an Acquisition Exercise Notice;
(iii)	[***] does not deliver an Acquisition Exercise Notice within the Acquisition Period;
(iv)	[***] rescinds its Acquisition Exercise Notice before the Acquisition Closing Date; or
(v)	the Acquisition does not occur by the Acquisition Closing Date for any reason other than a breach by [***] of its obligations under this Section 19 or Annex C (Acquisition of Ownership Interests),

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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then this Section 19.6 shall no longer apply to the Impermissible Change in Control.

[***]

20.       DISSOLUTION AND WINDING-UP

20.1	Dissolution

The Shareholders agree to dissolve and commence winding up the Company upon the first to occur of any of the following events (each, a “Dissolution Event”):

(a)	the sale by the Company of the Project or substantially all of the assets necessary for the operation of the Project;
(b)	an order for relief is entered against the Company under the insolvency laws of The Kingdom;
(c)	the end of the Term; or
(d)	the agreement of the Shareholders pursuant to Section 9.3 (Powers of the General Assembly) to wind up the Company.
20.2	Winding Up

Upon the occurrence of a Dissolution Event, the Shareholders agree that:

(a)	the Company shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying or making reasonable provision for the satisfaction of the claims of its creditors and Shareholders; and
(b)	no Shareholder shall (except as permitted under any Project Agreement) take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Company’s Business and affairs, provided that all covenants and obligations contained in this Shareholders’ Agreement shall continue to be fully binding upon the Shareholders (unless otherwise specifically provided for in any of the other Project Agreements and subject to Applicable Law) until such time as the assets or property or the proceeds from the sale thereof have been distributed pursuant to Applicable Law.

20.3	Liquidator

To enable the proper sale and distribution of the property and assets and the proceeds from any sale thereof upon the occurrence of a Dissolution Event, the General Assembly shall appoint a Person as liquidator of the Company (such Person, the “Liquidator”) subject to the following conditions, and upon any other terms and further conditions as the General Assembly shall deem appropriate, including the powers and remuneration of such Liquidator. Subject to Applicable Law and the Project Financing Agreements, the Liquidator shall:

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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(a)	prepare a statement setting forth the assets and liabilities of the Company as of the date of dissolution, a copy of which statement shall be furnished to all of the Shareholders;
(b)	liquidate the property of the Company or distribute such property in kind as promptly as possible, but in an orderly, business-like, and commercially reasonable manner. The Liquidator may, in the exercise of its business judgment and if commercially reasonable, determine:
(i)	to sell all or any portion of the property of the Company to a Shareholder or to any other Person, provided that, if the sale is to a Shareholder, the purchase price shall not be less than the fair market value of such property; or
(ii)	not to sell all or any portion of the property of the Company, in which case such property and assets shall be distributed in kind pursuant to Section 20.3(c);
(c)	apply and distribute the proceeds of sale and all other assets owned by the Company to the maximum extent permitted by Applicable Law and in the following order of priority:
(i)	to the pro rata payment of trade payables to the Shareholders and their Affiliates;
(ii)	to the payment of the other debts and liabilities of the Company and the expenses of liquidation or distribution (including the Project Debt, but excluding Subordinated Shareholder Loans);
(iii)	to the setting up of any reserves that the Liquidator shall determine reasonably necessary for contingent, unliquidated, or unforeseen liabilities or obligations of the Company (which may, in the discretion of the Liquidator, be held by the Liquidator or paid over to a bank or trust company selected by it, in either case to be held by the Liquidator or such bank or trust company as escrow holder or liquidating trustee for the purposes of disbursing such reserves to satisfy the liabilities and obligations described above and which shall be held for such period as the Liquidator shall deem advisable, and upon the expiration of such period, any remaining balance shall be distributed as provided in Paragraph (iv), or, if all Subordinated Shareholder Loans have been repaid, Paragraph (v) of this Section 20.3(c));
(iv)	to the pro rata repayment of Subordinated Shareholder Loans; and
(v)	the balance, if any, to the Shareholders, in accordance with their proportionate Ownership Interests.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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For purposes of this Section 20.3 only, the Shareholders agree that the fair market value of the property of the Company shall be determined by a Valuation Expert appointed as an Expert to carry out the valuation, in accordance with Annex A (Dispute and Expert Resolution Procedures), and shall be consistent with the Accounting Policy.

21.       CONFIDENTIAL INFORMATION

The terms and conditions of the Omnibus Confidentiality Agreement shall apply to this Shareholders’ Agreement.

22.       INDEMNIFICATION AND LIABILITY

22.1	Indemnification and Liability of Managers and Officers

(a)       The Shareholders agree that no Manager or Senior Officer of the Company shall be liable to the Company or the Shareholders for mistakes of judgment or for any act or omission suffered or taken by them, or for Losses arising from any such mistakes, action, or inaction, except to the extent that the mistake, action, or inaction was caused by the Willful Misconduct, fraud, forgery, or bad faith of that Manager or Senior Officer.

(b)       To the maximum extent permitted by Applicable Law, and except as provided in Section 22.1(a), no Manager or Senior Officer shall be liable for, and the Shareholders shall cause the Company to indemnify, defend, and hold harmless each Manager and Senior Officer from and against, all Losses arising from that Manager’s or Senior Officer’s performance of his or her duties in conformance with Applicable Law and the Constitutive Documents.

(c)       The Board may consult with legal counsel, accountants, investment bankers, or other experts selected by the Board, and any action or omission suffered or taken by the Board in good faith in reliance and accordance with the written opinion or advice of any such legal counsel, accountant, investment banker, or other expert (provided such Person was selected with reasonable care) shall constitute full protection and justification with respect to the action or omission so suffered or taken.

22.2	Indemnification and Liability of Shareholders

(a)       In the event that any Shareholder or any of its Affiliates shall become liable under a judgment, decree, or order of a court, or in any other manner, for a debt, obligation, or liability of the Company, the Shareholders shall cause the Company to indemnify, defend, and hold harmless such Shareholder or its Affiliate from and against any such liability of such Shareholder or its Affiliate (together with reasonable attorneys’ fees and expenses in defending against any claimant seeking to impose any such liability) to the extent that it is related to or arose out of any action taken or any transaction effected by the Board under this Shareholders’ Agreement or any action that the Board failed to take or any transaction that the Board failed to effect and which the Board was obligated to take or effect under this Shareholders’ Agreement.

(b)       If any claim in respect of personal injury, including fatal injury, or loss of or damage to property arises out of, results from, or relates to the Project and is asserted against a Shareholder or its Affiliate by any Person, then the Shareholders shall cause the Company to assume, and otherwise indemnify, defend, and hold harmless such Shareholder and its Affiliates from and against, all Losses arising from any such claim, regardless of cause or the negligence or strict liability of any Person, except to the extent such Losses result from the Willful Misconduct of the Shareholder seeking indemnity hereunder, provided that:

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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(i)	a Shareholder shall not be entitled to bring any claim under this Section 22.2(b) in respect of itself or its Affiliate if, and to the extent that:
(A)	such claim is a Product Claim (as defined in each PMLA), regardless of whether the Shareholder or its Affiliate is entitled to be indemnified under Section 10.1 (Indemnity for Product Claims) of either PMLA; or
(B)	the Shareholder or its Affiliate is entitled to be indemnified under Section 12.4 (Indemnity and Release) of any Dow Technology License Agreement or under Section 5.6 (Standard of Care, Warranty and Indemnities) of any Dow Technical Services Agreement.
(ii)	a Shareholder seeking indemnity under this Section 22.2(b):
(A)	shall notify the Company as soon as reasonably practicable after becoming aware of any such claim that has been or is reasonably likely to be brought against it or its Affiliate and shall use its commercially reasonable efforts to mitigate and resolve such claim, provided that any failure to do so shall not in any way reduce the Company’s obligations in relation to such claim except to the extent of any additional Losses incurred by such Shareholder or its Affiliate as a consequence of non-compliance; and
(B)	shall not settle any such claim without the prior written consent of the Company (such consent not to be unreasonably withheld or delayed); and
(iii)	the Company’s liability to a Shareholder seeking indemnity under this Section 22.2(b) shall become fixed upon the settlement of the relevant claim in accordance with Section 22.2(b)(ii)(B) or a final, non-appealable decision by an arbitral tribunal of competent jurisdiction, or court of last resort.
22.3	Limitations on Liability

(a)       Neither any Manager nor any Shareholder shall be personally liable for the return of all or any portion of a Shareholder’s Capital Contributions or for the payment of any amounts allocated to it. Any such return or payment shall be made solely from, and to the extent of, the Company’s assets pursuant to the terms of this Shareholders’ Agreement.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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(b)       The Company shall not be liable to any Shareholder, and no Shareholder nor its Affiliates, shall be liable to any other Shareholder or its Affiliates or the Company, for any Losses arising in connection with this Shareholders’ Agreement, to the extent that such Losses comprise loss of profit, indirect, or consequential losses howsoever caused and whether or not foreseeable at the Effective Date, provided that this Section 22.3(b) shall not limit the liability of any Shareholder under an indemnity hereunder for loss of profit, indirect, or consequential losses suffered by any Person other than a Shareholder, its Affiliates, or the directors, officers, employees, or agents of any of them.

(c)       The Shareholders agree that:

(i)	no Founding Shareholder (nor any of its Affiliates) shall be liable to any other Shareholder (or any of its Affiliates) or to the Company (or any of its Affiliates) for; and
(ii)	they shall cause the Company to indemnify, defend, and hold harmless each Founding Shareholder and its Affiliates (and its and their employees, agents, consultants, contractors, and subcontractors) from and against, any Losses in connection with the contribution or provision to the Company by a Founding Shareholder, and use by or on behalf of the Company or a Founding Shareholder in connection with the Project, of any goods and services (whether tangible or intangible) and information (including information such as safety-related information, loss-prevention information, layers of protection analysis, reactive chemical data, and any other business or technical information constituting the subject matter of goods and services (whether tangible or intangible)) that have been converted into Capital Contributions or Subordinated Shareholder Loans from time to time in accordance with this Shareholders’ Agreement except for any Losses resulting from the Willful Misconduct of a Founding Shareholder (or any of its Affiliates). The Shareholders agree that they shall take no action with respect to the Company, nor permit the Company to take any action, inconsistent with this Section 22.3(c), provided that nothing in this Section 22.3(c) shall affect any rights of a Shareholder (or any of its Affiliates) or the Company arising under any of the other Principal Agreements.

23.       INSURANCE

(a)       The Shareholders agree that the Company shall obtain and maintain such insurance on the Complex as shall be:

(i)	commercially available at reasonable commercial rates;

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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(ii)	prudent in the judgment of the Board; and
(iii)	agreed with the senior lenders providing the Project Debt,

utilizing reputable insurers of internationally recognized standing and complying with the requirements as set forth in the Project Financing Agreements, international industry standards, and Applicable Law.

(b)       The Shareholders may, through their respective Affiliates, provide the insurances required by Section 23(a) to the Company, provided that:

(i)	the amount of insurance provided by the Affiliates of a Shareholder shall, in the aggregate, be in proportion to such Shareholder’s Ownership Interest in the Company;
(ii)	such insurances provided to the Company shall be based on arm’s-length, competitive, and commercial considerations; and
(iii)	a percentage of any insurance provided by the Affiliates of any Shareholder (such percentage to be agreed by the Shareholders) shall be provided by a third-party insurer, who shall decide the terms of insurance coverage to be provided by such Affiliates to the Company.

24.       DISPUTE RESOLUTION PROCEDURES

All Disputes arising out of or in connection with this Shareholders’ Agreement shall be settled in accordance with the Dispute Resolution Procedures set forth in Annex A (Dispute and Expert Resolution Procedures).

25.       ASSIGNMENT

Except as expressly provided in this Shareholders’ Agreement, no rights or obligations under this Shareholders’ Agreement or in relation to any Shareholder’s Ownership Interest may be assigned, transferred, or otherwise disposed of (including held or declared into trust) by a Shareholder without first seeking and obtaining the prior written consent of the other Shareholders.

26.       MISCELLANEOUS

26.1	Resident Representative

Each Founding Shareholder shall ensure that at least one (1) senior employee of that Founding Shareholder with authority to make representations on behalf of, and take any actions delegated to him by, such Founding Shareholder, is resident in The Kingdom during the Term.

26.2	Binding Effect

Except as otherwise provided in this Shareholders’ Agreement, every covenant, term, and provision of this Shareholders’ Agreement shall, in accordance with its terms, be binding upon and inure to the benefit of the Shareholders and their respective heirs, legatees, legal representatives, successors, transferees, and permitted assigns.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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26.3	Notices

(a)       Any notice or communication to be given pursuant to this Shareholders’ Agreement by a Shareholder to the other Shareholders, shall be sufficiently given if in writing and delivered by postal service, international prepaid courier, facsimile, or hand with written receipt to the following Persons at the addresses set forth below or to such other Person or addresses as such Shareholder may designate (a “Notice”):

If to the Saudi Aramco Founding Shareholder:

Excellent Performance Chemicals Company

[***]

Attn: Chief Executive Officer

with a copy to:

Saudi Arabian Oil Company

[***]

Attn: General Counsel

[***]

If to the Dow Founding Shareholder:

Dow Saudi Arabia Holding B.V.

[***]

Attn: Legal Department

[***]

with a copy to:

Dow Europe Holding B.V.

[***]

Attn: EMEA Finance Director

[***]

and

The Dow Chemical Company

[***]

Attn: General Counsel

[***]

If to any subsequent Shareholder:

As specified in its Accession Agreement.

(b)       Any such Notice sent in accordance with Section 26.3(a) shall, if receipt is not acknowledged, be deemed to have been delivered at the expiration of seventy-two (72) hours from the time at which the same is sent, provided that a Notice shall not be deemed to have been delivered if sent by post, until the time of actual receipt by the addressee, and, in the case of a facsimile, until production of a transmission report from the machine from which the facsimile was sent (which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient).

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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(c)       Unless otherwise specified:

(i)	any Notice to be made to the Board Chairman (and / or the Deputy Board Chairman), the Board Secretary (and / or the Assistant Board Secretary), and any Senior Officers of the Company shall be deemed validly delivered if addressed to such Person and delivered to the Head Office unless another address is specified by any such Person for such purpose, in which case, it shall be deemed to be validly delivered if addressed to such Person and delivered to such address; and
(ii)	any Notice to be made to a Manager of the Company shall be deemed validly delivered if addressed to such Manager and delivered to the Shareholder who is represented by such Manager,

provided that the rules with respect to delivery as stipulated in Section 26.3(a) and Section 26.3(b) shall continue to apply.

26.4	Entire Agreement

The Shareholders confirm that this Shareholders’ Agreement represents the entire understanding, and constitutes the whole agreement, in relation to its subject matter and supersedes any previous agreements, statements, undertakings, covenants, representations, or warranties, whether written or made verbally between the Shareholders with respect thereto (including the MOU) and, without prejudice to the generality of the foregoing, excludes any warranty, condition, or other undertaking implied at law or by custom.

26.5	Amendments

No variation of this Shareholders’ Agreement shall be valid unless it is in writing and signed by or on behalf of each of the Shareholders. The expression “variation” includes any variation, amendment, supplement, deletion, or replacement, however effected.

26.6	Waivers

The rights and remedies of the Shareholders under or in connection with this Shareholders’ Agreement shall not be affected by the giving of any indulgence by the other Shareholders or by anything whatsoever except a specific waiver or release in writing and any such waiver or release shall not prejudice or affect any other rights or remedies of the Parties.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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26.7	Counterparts

This Shareholders’ Agreement may be executed in any number of counterparts and by the Founding Shareholders on separate counterparts, each of which when executed and delivered shall be an original but all the counterparts together constitute one instrument.

26.8	English Language

The governing language of this Shareholders’ Agreement and all related documents, instruments, and other materials relating hereto (including Notices) shall be English and, notwithstanding their translation into the Arabic language or any other language, the English language version shall prevail.

26.9	Severability

If any part (including any Section or Annex, or part thereof) of this Shareholders’ Agreement shall be void or unenforceable by reason of Applicable Law, it shall be deleted and the remaining parts of this Shareholders’ Agreement shall continue in full force and effect and, if necessary, each Shareholder shall use its commercially reasonable efforts to agree upon any amendments to this Shareholders’ Agreement necessary to give effect to the spirit of this Shareholders’ Agreement.

26.10	Governing Law

This Shareholders’ Agreement shall be construed in accordance with the plain meaning of its terms and shall be interpreted in all respects in accordance with and governed by the laws of The Kingdom.

26.11	Further Actions

The Shareholders hereby agree to cooperate and use their commercially reasonable efforts to take, or cause to be taken, all appropriate actions necessary, proper, or advisable, and to obtain all permits, consents, approvals, authorizations, qualifications, and orders as are necessary under Applicable Law, to consummate and make effective the transactions contemplated by this Shareholders’ Agreement.

26.12	Costs

Except as expressly provided otherwise in this Shareholders’ Agreement, each Shareholder shall pay its own costs in connection with the preparation, negotiation, execution, and performance of this Shareholders’ Agreement.

26.13	Reliance

Each Shareholder confirms on behalf of itself and its Affiliates that, in entering into this Shareholders’ Agreement, it has not relied on any representation, warranty, assurance, covenant, indemnity, undertaking, or commitment that is not expressly set out or referred to in this Shareholders’ Agreement. Nothing in this Shareholders’ Agreement shall exclude or limit any liability or remedy arising as the result of fraud.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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26.14	Prohibited Payments

(a)       No Shareholder, its Affiliates, or its or their directors, employees, agents, consultants, contractors, subcontractors, or any third party acting on behalf of a Shareholder, its Affiliates, or its or their directors, employees, agents, or authorized representatives, shall make any payment or give or take anything of value to or from any:

(i)	government official (including any officer or employee of any department, agency, or instrumentality);
(ii)	political party (including any candidate for political office); or
(iii)	any other Person,

to influence his or her or its decision, or to gain any other advantage for itself or the Company or any of its Affiliates, including obtaining, retaining, or directing business.

(b)       A Shareholder becoming aware of a breach of this Section 26.14 by it, one of its Affiliates, or its or their directors, employees, agents, consultants, contractors, subcontractors, or any third party acting on behalf of a Shareholder, its Affiliates, or its or their employees, agents, or authorized representatives, shall immediately provide a Notice to the other Shareholders of the breach of this Section 26.14 and shall indemnify, defend, and hold harmless the other Shareholders from and against all Losses arising out of such breach.

(c)       Neither Shareholder shall retain the services of a third party to act on behalf of the Company, either directly or indirectly, without first obtaining the prior written approval of the other Shareholder.

26.15	Immunity

To the extent that any Shareholder may in any jurisdiction claim for itself for its assets immunity from suit, execution, attachment (whether in aid of execution, before judgment or otherwise), or other legal process and to the extent that in any such jurisdiction there may be attributed to itself or its assets such immunity (whether or not claimed), such Shareholder hereby irrevocably agrees not to claim and hereby irrevocably waives such immunity to the full extent permitted by the laws of such jurisdiction. The execution, delivery, and performance of this Shareholders’ Agreement constitute private and commercial acts.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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IN WITNESS WHEREOF, each of the Founding Shareholders has caused this Shareholders’ Agreement to be executed, in duplicate originals, by its duly authorized representatives as of the date first written above.

EXCELLENT PERFORMANCE CHEMICALS COMPANY

By:__________________________________

Name: Basil N. Al-Ajmi

Title: Chief Executive Officer

AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

DOW SAUDI ARABIA HOLDING B.V.

By:__________________________________

Name: P.J.L.M. Taalman

Title: Director

By:__________________________________

Name: M.B. Sloot

Title: Director

AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

ANNEX A

DISPUTE AND EXPERT RESOLUTION PROCEDURES

I.	Dispute Resolution Procedures

1.1	Negotiations

(a)	Without prejudice to the Shareholders’ rights to apply to any competent judicial authority for interim or conservatory measures, all disputes, controversies or claims arising under, out of or in connection with this Shareholders’ Agreement, other than those to be referred to an Expert in accordance with Part II (Expert Determination Procedures) of this Annex A below (each a “Dispute”) shall be submitted to negotiation between the parties to the Dispute. If any Dispute has not been resolved by such negotiation within thirty (30) days from the date on which any Shareholder receives written notification from another Shareholder that a Dispute exists under this Paragraph, then any Shareholder may refer such Dispute to the chief executive officer of each Parent Company, in the case of the Founding Shareholders, and the chief executive officer of each other Shareholder that is a party to the Dispute (the “Dispute Committee”), for resolution.

(b)	Any such referral shall be in writing and shall be accompanied by the referring Shareholder’s statement of the Dispute and its position with respect thereto and copied to the other Shareholder(s). Each other Shareholder shall have the right to submit to the Dispute Committee its own written statement of the Dispute and its position with respect thereto (copied to the other Shareholder(s)) and shall do the same within ten (10) days of such referral. If such Dispute has not been resolved by the Dispute Committee by unanimous written agreement within thirty (30) days from the date of referral to the Dispute Committee, then such Dispute shall be settled exclusively and finally by binding arbitration under the ICC Rules, as modified in accordance with Paragraph 1.2.

1.2	Arbitration

(a)	No Shareholder may refer a Dispute to arbitration in accordance with this Annex A unless a period of not less than thirty (30) days has expired since the date of referral of the Dispute to the Dispute Committee. After the expiration of such thirty (30) day period, any Shareholder may refer the Dispute to arbitration, in which case nothing in this Annex A shall prejudice the rights of a Shareholder to:

(i)	commence arbitration proceedings against any Shareholder whether or not that Shareholder was a party to the Dispute and / or involved in the negotiations and / or the reference to the Dispute Committee; and
(ii)	raise in the arbitration claims, defenses, counterclaims or cross-claims based on matters that have not been the subject of negotiation and / or were not referred to the Dispute Committee and / or did not form part of the Dispute.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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ANNEX A

The Request for Arbitration (as defined in the ICC Rules) shall be sent by the claimant(s) to all other Shareholders, whether or not such other Shareholders are named as respondents in the Request for Arbitration. A Shareholder that is not named as a respondent in the Request for Arbitration may become a party to arbitral proceedings by submitting a written notice to this effect to the ICC Court and to the other Shareholders within ten (10) days from the receipt by such Shareholder of the Request for Arbitration. A Shareholder that is named as a respondent in the Request for Arbitration may join any other Shareholder to the arbitral proceedings by submitting a written notice to this effect to the ICC Court and to the other Shareholders within ten (10) days from the receipt by such Shareholder of the Request for Arbitration.

(b)	There shall be three (3) arbitrators appointed in accordance with the ICC Rules, provided that the parties to the arbitration shall have thirty (30) days after the confirmation of the second arbitrator to agree on the third arbitrator, who shall act as president. Where there are more than two (2) parties to the arbitration, the arbitrators shall be appointed in accordance with Article 12 of the ICC Rules, provided that the parties to the arbitration shall have thirty (30) days after the confirmation of the second arbitrator to agree on the third arbitrator, who shall act as president. The three (3) arbitrators shall constitute the “Tribunal”. The Shareholders agree that no provision in the ICC Rules will apply insofar as it renders any individual ineligible for appointment as arbitrator on the grounds of nationality.

(c)	The seat of the arbitration shall be London, England, and the language of the arbitration shall be English. The Tribunal shall have the right and authority to grant injunctive, declaratory and other equitable relief. Judgment upon any award rendered in the arbitration may be entered in any court having jurisdiction, or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be. The award shall not be subject to appeal according to Section 69 of the English Arbitration Act of 1996. Section 45 of the English Arbitration Act of 1996 shall also not apply.

(d)	Where a Shareholder (a “Common Party”) is of the opinion that a Dispute raises issues or facts that are substantially the same as or connected with issues or facts raised in a dispute involving that Shareholder under one or more Related Agreements (the “Related Dispute(s)”), the following provisions shall apply:
(i)	if no arbitral tribunal has been appointed in connection with the Dispute, the Common Party may by Notice to the other Shareholders require the Dispute to be referred to and determined by the arbitral tribunal appointed or to be appointed in respect of any such Related Dispute(s); and
(ii)	if no arbitral tribunal has been appointed in connection with a Related Dispute, the Common Party may by Notice to the other Shareholders require the Related Dispute to be referred to and determined by the arbitral tribunal appointed or to be appointed in respect of the Dispute.
(e)	The applicable arbitral tribunal, after having invited all parties to the Dispute and all parties to the Related Dispute(s) to make submissions on the issue of consolidation, may (but shall not be obliged to) direct that the Dispute and the Related Dispute(s) be dealt with in the same arbitration and the proceedings consolidated or otherwise be coordinated on such terms (including as to costs) as it considers just or may direct any of them to be heard one after another and may order any of them to be stayed until determination of any of them. For the purposes of this Paragraph, the Shareholders adhere to and consent to be bound by the arbitration agreement contained in the Related Agreement(s).

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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ANNEX A

(f)	If the applicable arbitral tribunal is unable or unwilling to determine both the Dispute and the Related Dispute, the Dispute shall proceed to be finally settled under the ICC Rules. The fact that an individual is a member of the arbitral tribunal appointed to determine the Related Dispute shall not in that case constitute a reason preventing that individual from being appointed to the arbitral tribunal for the Dispute.
(g)	The arbitrators in any consolidated or coordinated arbitration shall have the power at any time prior to signature or approval of the terms of reference under the ICC Rules, on the application of any Shareholder or on their own motion, and on such terms as they consider just, to order that the arbitration as between any two (2) or more Persons proceed separately, but before the same arbitrators, from the arbitration as between any other two (2) or more Persons, and to make any directions consequent thereon as they consider expedient for the future conduct of all such proceedings.
(h)	The Shareholders irrevocably waive any claim to any damages in the nature of punitive or exemplary damages, and the Tribunal is specifically divested of any power to award such damages.

(i)	Without prejudice to any other mode of service allowed under any relevant law, each of the Shareholders agrees that any process in relation to any proceedings before the English courts in connection with any arbitration commenced under this Shareholders’ Agreement shall be duly served upon it if delivered personally or sent by registered post in the case of:

(i)	the Saudi Aramco Founding Shareholder or any of its Affiliates:

Saudi Petroleum Overseas, Ltd.

Attn: Managing Director

[***]
(ii)	the Dow Founding Shareholder or any of its Affiliates:

Dow Chemical Company Ltd

Attn: Legal Department

[***]

(iii)	any other Shareholder and / or any of its Affiliates: a legal entity with a registered address in England and Wales to be nominated by that Shareholder within thirty (30) days of it becoming a Shareholder, or such other person and address in England and Wales as a Shareholder shall by Notice inform the other Shareholders from time to time. Each Shareholder represents and warrants that its agent has accepted the appointment and has agreed to act as agent for the service of process, and the Shareholders agree to take all action that may be necessary to continue such appointment in full force and effect.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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ANNEX A

(j)	Save and to the extent that disclosure may be required by law or otherwise required by a court or arbitral tribunal or to enforce or challenge an award, the Shareholders undertake to keep confidential the existence, content or results of any arbitration hereunder, and undertake not to disseminate to any third party nor use for any purpose other than the arbitration immediately at hand any documents or information disclosed to them in any such arbitration, without the prior written consent of all the Shareholders concerned, provided that nothing in this Paragraph shall prohibit a party from disclosing information to actual or potential witnesses or experts where necessary for their selection or the preparation of any claim or defense in the arbitration.

II.       Expert Determination Procedures

(a)	If, pursuant to any of the provisions of this Shareholders’ Agreement, a matter is expressly required to be referred to an expert for determination (“Expert”) or the Shareholders agree unanimously that any matter should be referred to an Expert for determination, the provisions set forth in this Part II shall apply. Unless stated otherwise in this Shareholders’ Agreement, a Valuation Expert shall not be an Expert for the purposes of this Annex A.

(b)	For any matter to be referred to an Expert pursuant to the provisions of this Shareholders’ Agreement, the Shareholders hereby agree that the proceedings shall be conducted and the determinations rendered expeditiously by such Expert. The Expert shall act as an expert and not as an arbitrator. The International Centre for Expertise of the ICC (the “Centre”) shall administer the expert determination pursuant to the ICC Rules for Expertise.

(c)	The Shareholder desiring the determination of an Expert shall send a request for administration to the ICC in accordance with Article 9 of the ICC Rules for Expertise and to all other Shareholders, whether or not named in the request for administration. A Shareholder that is not named in the request for administration shall within two (2) days of the receipt of such request for administration give notice in writing to the ICC and to all other Shareholders of its intent to participate in such determination.

(d)	The Shareholders participating in the determination (the “Participating Shareholders”) shall unanimously select the Expert within a maximum period of five (5) days following the receipt of the request for administration or, if a Shareholder gives notice of its intent to participate in the determination under Paragraph (c) of Part II above, within five (5) days following the receipt of such notice. Failing such unanimous decision by such Participating Shareholders within such period, then, upon the request of any one of such Participating Shareholders, the Centre shall appoint the Expert.

(e)	The Expert, once appointed, shall have no ex parte communications with any of the Shareholders concerning the expert determination. The Shareholders agree to cooperate fully in the expeditious conduct of such expert determination and to provide the Expert with access to all facilities, books, records, documents, information, and personnel that the Expert considers are necessary to make a fully informed determination in an expeditious manner.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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ANNEX A

(f)	The Expert shall set out his or her mission in a written document in accordance with Article 12(1) of the Rules for Expertise within ten (10) days of his or her appointment. The Expert shall issue a final report within forty-five (45) days of setting out his or her mission in accordance with Article 12(1) of the ICC Rules for Expertise, or such other period as the Participating Shareholders shall agree, taking into account the circumstances requiring an expeditious resolution of the matter in dispute.

(g)	The Expert’s determination shall be final and binding on the Shareholders save in the case of fraud or manifest error. A Shareholder intending to challenge the Expert’s determination on the basis of fraud or manifest error shall initiate arbitration within thirty (30) days of its receipt of the determination failing which the determination shall be final and binding. In the event that the Expert’s determination is not challenged within the deadline set out above and a Shareholder does not comply with such determination, any other Shareholder may refer this failure to arbitration in accordance with Paragraph 1.2 of this Annex A. For the purposes of this Paragraph, the pre-arbitral requirements of Part I of this Annex A shall not apply.

(h)	All proceedings before the Expert shall be conducted in the English language and all documents submitted in connection with such proceeding shall be in the English language.

(i)	The Participating Shareholders shall each bear their own costs and expenses related to, or arising in connection with, the proceedings before the Expert and shall bear the costs of the Expert in equal shares.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

97

ANNEX B

FORM OF ACCESSION AGREEMENT

[Date]

Sadara Chemical Company

[Address]

[Names of Current Shareholders]

[Addresses]

[Name of New Shareholder], a [form of company] organized under the laws and regulations of [jurisdiction] (hereinafter “we”) intend to become a Shareholder of Sadara Chemical Company, a limited liability company organized under the laws and regulations of The Kingdom of Saudi Arabia (the “Company”), and hereby agree with the other Shareholders to comply with, and be bound by, all of the provisions of the Shareholders’ Agreement, dated as of [●], by and between EXCELLENT PERFORMANCE CHEMICALS COMPANY and DOW SAUDI ARABIA HOLDING B.V. (a copy of which has been delivered to us and which we have initialed and attached to this Accession Agreement for identification) in all respects as if we were a party to that Shareholders’ Agreement and were originally named in it as a Shareholder.

In addition we hereby warrant to each of the other parties hereto on the date hereof as follows:

(a)	we are duly organized and validly existing under the laws of the jurisdiction in which we are organized;
(b)	we have all requisite power and authority to enter into the Shareholders’ Agreement and to perform the obligations contemplated thereby;
(c)	the execution and delivery of this Accession Agreement and the Shareholders’ Agreement and the performance hereof and thereof have been duly authorized by all necessary action on our part;
(d)	each of this Accession Agreement and the Shareholders’ Agreement constitutes a legal, valid, and binding obligation of us, enforceable against us in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and other similar laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law);
(e)	we have the capacity under the laws of our [country][jurisdiction] of [incorporation][organization] to agree to the choice of law and dispute resolution provisions set forth in the Shareholders’ Agreement, and such choice of law and dispute resolution provisions are enforceable against us under the laws of our [country][jurisdiction] of [incorporation][organization];
(f)	neither the execution and delivery of this Accession Agreement or the Shareholders’ Agreement nor the performance hereof or thereof will violate, conflict with, or result in a breach of any law or provision applicable to our organizational documents or any agreement, document, or instrument to which we are subject or by which we or our assets are bound or require the consent or approval (if not already obtained) of any shareholder, partner, equity holder, holder of indebtedness of us, or any other applicable Person, or contravene or result in a breach of or default under or the creation of any lien, charge, or encumbrance upon any property under any constitutive document, indenture, mortgage, loan agreement, lease, or other agreement, document, or instrument to which we are a party; and

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

98

ANNEX B

(g)	any required authorizations of and exemptions, actions, or approvals by, and any required notices to or filings with, any governmental authority that are required to have been obtained or made by such us, in connection with the execution and delivery of this Accession Agreement or the Shareholders’ Agreement or the performance by us of our obligations hereunder or thereunder have been obtained or made and are in full force and effect, and all conditions of any such authorizations, exemptions, actions, or approvals have been complied with.

We agree to give written Notice to the other Shareholders if any of the warranties made by us in this Accession Agreement should prove to have been incorrect, incomplete, or misleading on the date of this Accession Agreement or should become incorrect, incomplete, or misleading during the term of the Shareholders’ Agreement.

In witness whereof we have executed this Accession Agreement on the date stated above.

___________________________

[NAME OF NEW SHAREHOLDER]

By:

Title:

Countersigned:

_____________________________________________________

[Existing Party to the Shareholders’ Agreement]

By:

Title:

_____________________________________________________

[Existing Party to the Shareholders’ Agreement]

By:

Title:

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

99

ANNEX C

ACQUISITION OF OWNERSHIP INTERESTS

1.	Upon delivery of an Acquisition Notice pursuant to Section 19.3 (Transfers to Third Parties) or a Call Notice or a Put Notice pursuant to Section 18.2(b) (Consequences of Events of Default), three (3) Valuation Experts shall be appointed to determine [***] (each a “Valuation Expert”) in accordance with the following provisions:

(a)	In the case of delivery of:

(i)	an Acquisition Notice, the Transferor and each Non-Transferring Shareholder who has delivered an Acquisition Notice in accordance with Section 19.3(c) (Transfers to Third Parties);

(ii)	a Call Notice or a Put Notice, the Defaulting Shareholder and:

(A)	the Non-Defaulting Founding Shareholder, where the Dow Founding Shareholder or the Saudi Aramco Founding Shareholder is the Defaulting Shareholder; or

(B)	each Founding Shareholder, where PublicCo is the Defaulting Shareholder,

shall have the right to appoint one (1) Valuation Expert within thirty (30) days of delivery of the Acquisition Notice, Call Notice, or Put Notice, as the case may be.

(b)	Where two (2) Valuation Experts are appointed, they shall jointly appoint a third (3rd) Valuation Expert. If the two (2) Valuation Experts have not agreed on and appointed the third (3rd) Valuation Expert within seven (7) days of their own appointment, they shall cause the Centre to appoint the third (3rd) Valuation Expert within seven (7) further days.

(c)	If a Shareholder entitled to appoint a Valuation Expert does not appoint a Valuation Expert within the thirty (30)-day period in Paragraph (a) above, such Shareholder shall not be entitled to appoint a Valuation Expert in respect of the relevant Acquisition Notice, Call Notice, or Put Notice and this Annex C shall continue to apply only in respect of those Valuation Experts who were appointed in accordance with Paragraphs (a) and (b) above.

(d)	The Valuation Experts, once appointed, shall have no ex parte communications with any of the Shareholders in connection with the determination of [***] under this Annex C. The Shareholders agree to cooperate fully in the expeditious conduct of [***] and to provide the Valuation Experts with equal access to all facilities, books, records, documents, information, and personnel that the Valuation Experts consider are necessary to make a fully informed determination in an expeditious manner.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

100

ANNEX C

2.	Each Valuation Expert shall determine [***] (the “Valued Interest”) within forty-five (45) days of its appointment. The determination of [***] shall be based on the assumptions that, where the Valued Interest is:

(a)	an “Offered Interest”, the sale of the Valued Interest will be between a willing third party buyer and a seller each acting of their own volition and contracting on an arms’ length basis on the basis of the warranties set forth in Paragraph 6 below; or

(b)	the Company:

(i)	no Event of Default has occurred and is continuing;

(ii)	the Company is carrying on business as a going concern;

(iii)	the counterparties to each Principal Agreement are performing their obligations thereunder in accordance with its terms and will continue to do so, provided that:

(A)	in the case of a Put Notice, such basis shall take into account the terminations of and modifications to the Project Agreements (if any) referred to in Sections 18.2(b)(ii)(B)(1), (2), and (5) (Consequences of Events of Default) set forth in the Put Notice delivered by the Dow Founding Shareholder pursuant to Section 18.2(b)(ii)(B) (Consequences of Events of Default); and

(B)	in the case of a Put Notice or Call Notice with respect to the Dow Founding Shareholder’s Ownership Interest, such basis shall take into account [***].

3.	The determination of [***] by each Valuation Expert shall be set forth in writing (the “Valuation Notice”) and delivered to each of the Shareholders who had the right to appoint a Valuation Expert. The [***] shall be final and binding upon the Shareholders, provided that where only one (1) Valuation Notice has been delivered, [***] set forth in that Valuation Notice shall be final and binding upon the Shareholders.

4.	Where an Ownership Interest is to be Transferred pursuant to Section 19.3 (Transfers to Third Parties) following delivery of an Acquisition Notice or pursuant to Section 18.2(b) (Consequences of Events of Default) following delivery of a Call Notice, then no later than:

(a)	in the case of Partial Transfer, thirty (30) days;

(b)	in any other case, ninety (90) days; and

(c)	in any case, if later, the day following the next regularly scheduled meeting of the board of directors of the Parent Company of the Non-Transferring Shareholder or Non-Defaulting Founding Shareholder, as the case may be,

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

101

ANNEX C

of delivery of the last Valuation Notice (such period, the “Acquisition Period”), any Non-Transferring Shareholder that has delivered an Acquisition Notice or Non-Defaulting Shareholder that has delivered a Call Notice shall have the right to deliver a Notice to the Transferor or Defaulting Shareholder, as the case may be, with a copy to the Company (in the case of a Notice by a Non-Transferring Shareholder that has delivered an Acquisition Notice, an “Acquisition Exercise Notice” and, in the case of a Notice by a Non-Defaulting Shareholder that has delivered a Call Notice, a “Call Exercise Notice”) expressing the intention of the Non-Transferring Shareholder or Non-Defaulting Shareholder, as the case may be, to purchase, or to cause its designee to purchase, the Ownership Interest which is the subject of the Notice pursuant to a share purchase agreement in accordance with Paragraph 6 below (subject, where multiple Shareholders have delivered Acquisition Exercise Notices or Call Exercise Notices, to the apportionment of the Ownership Interest on a pro rata basis between them in accordance with Section 19.3 (Transfers to Third Parties) or Section 18.2 (Consequences of Events of Default), as the case may be).

5.	Where an Ownership Interest is to be Transferred in accordance with Section 18.2(b) (Consequences of Events of Default) following delivery of a Put Notice, then no later than ninety (90) days (or, if later, the day following the next regularly scheduled meeting of the board of directors of Dow) after the delivery of the last Valuation Notice, the Dow Founding Shareholder shall have the right to deliver a Notice to the Saudi Aramco Founding Shareholder and the PublicCo Shareholder, with a copy to the Company (the “Put Exercise Notice”) requiring the Saudi Aramco Founding Shareholder to, and on delivery of a Put Exercise Notice the Saudi Aramco Founding Shareholder shall be required to, purchase (or to cause its designee to purchase) the Ownership Interest pursuant to a share purchase agreement in accordance with Paragraph 6 below (subject, if the PublicCo Shareholder purchases (or causes its designee to purchase) the Ownership Interest, to the apportionment of the Ownership Interest on a pro rata basis between them in accordance with Section 18.2 (Consequences of Events of Default)).

6.	The share purchase agreement (the “SPA”) referred to in Paragraphs 4 and 5 above shall be a short-form share purchase agreement containing representations and warranties limited to:

(a)	free and clear legal and beneficial ownership of the Ownership Interest;

(b)	legal capacity and due authorization to transfer the Ownership Interest;

(c)	no conflict or violation of law, organizational documents, or material contract arising from the transfer of the Ownership Interest;

(d)	no right of first offer, right of first refusal, call option, pre-emptive right or similar right as a result of the transfer of the Ownership Interest;

(e)	organization of the Transferor; and

(f)	the due execution and delivery of such SPA.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

102

ANNEX C

An initial draft of the SPA shall be attached to the Acquisition Exercise Notice of the Non-Transferring Shareholder, the Call Exercise Notice of the Non-Defaulting Shareholder, or the Put Exercise Notice of the Dow Founding Shareholder, as the case may be.

7.	On the Acquisition Closing Date:

(a)	the Non-Transferring Shareholders acquiring the Ownership Interest shall, in accordance with the SPA, pay to the Transferor an amount equal to:

(i)	in the case of a Transfer pursuant to Section 19.3 (Transfers to Third Parties), [***]; or
(ii)	in the case of a Transfer pursuant to Section 18.2(b) (Consequences of Events of Default), the Dow Default Price, PublicCo Default Price, or Saudi Aramco Default Price, as the case may be;
(b)	the Transferor shall deliver to the Non-Transferring Shareholders acquiring the Ownership Interest all certificates and other documentation evidencing the Ownership Interest that are reasonably necessary to effect a Transfer (the “Acquisition”), provided that in no circumstances shall a Shareholder be required:

(i)	to effect a Transfer of the Ownership Interest until the Transferor has received full payment in respect of the entire Ownership Interest from the Non-Transferring Shareholders acquiring the Ownership Interest; or

(ii)	to effect a Transfer of part and not all of the Ownership Interest that is the subject of the Acquisition;

(c)	the Shareholders effecting the Transfer agree to do all further acts and execute all further documents as may reasonably be requested by the other Shareholders effecting the Transfer in order to give effect to the Transfer of the legal and beneficial ownership of the Ownership Interest;

(d)	to the extent that a portion of [***] is transferred as part of an Acquisition [***], the scope of the Parent Guarantee [***] in respect of [***] obligations under this Shareholders’ Agreement shall be reduced in proportion to the reduction of [***], and the Shareholders and the Company shall take all necessary steps to procure a corresponding amendment to the Parent Guarantee [***];

(e)	each Shareholder issuing an Acquisition Notice, Call Notice, or Put Notice shall pay a percentage of the following pro rata to its Ownership Interest as a proportion of the Ownership Interests of all Shareholders who delivered such Notices:

(i)	the aggregate amount of invoiced fees, costs, and expenses of each of the Valuation Experts incurred to determine [***];

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

103

ANNEX C

(ii)	the aggregate amount of costs and expenses of the Company (including all invoiced fees, expenses, and disbursements of legal counsel) incurred by the Company in connection with the Acquisition; and

(iii)	the aggregate amount of invoiced fees, expenses, and disbursements of legal counsel to, in the case of a Transfer pursuant to Section 19.3 (Transfers to Third Parties), the Non-Transferring Shareholder or, in the case of a Transfer pursuant to Section 18.2(b) (Consequences of Events of Default), the Non-Defaulting Shareholders incurred in connection with the Acquisition (excluding any such amounts incurred in connection with disputes in respect of the Acquisition unless otherwise provided in Annex A (Dispute and Expert Resolution Procedures)).

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

104

ANNEX D

Key project agreements

1.	The following feedstock supply agreements entered into by and between the Company and Saudi Aramco (the “Feedstock Supply Agreements”):
2.	[***] The Dow PMLA.
3.	The Saudi Aramco PMLA.
4.	The following technology license agreements entered into by and between the Company and Dow (and / or its Qualifying Affiliates) (the “Dow Technology License Agreements”):

[***]

5.	The following catalyst supply agreements entered into by and between the Company and Dow Europe (the “Dow Catalyst Supply Agreements”):

[***]

6.	The following agreements entered into by and between the Company and Dow (and / or its Qualifying Affiliates) with respect to the provision of technical services (the “Dow Technical Services Agreements”, and, together, with the Dow Technology License Agreements and the Dow Catalyst Supply Agreements, the “Dow Technology Agreements”):
(a)	the following Dow In-Kingdom Pre-Acceptance Technical Services Agreements:

[***]

(b)	the following Dow In-Kingdom Post-Acceptance Technical Services Agreements:

[***]

(c)	The following Dow Out-Of-Kingdom Post-Acceptance Technical Services Agreements:

[***]

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

105

ANNEX E-1

FORM OF PARENT GUARANTEE

PARENT GUARANTEE

between

[***]

as the Guarantor

and

[***]

as the Beneficiary

dated as of [●]

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

106

ANNEX E-1

Page

1.	INTERPRETATION	133
2.	GUARANTEE	136
3.	PRESERVATION OF RIGHTS	137
4.	REPRESENTATIONS AND WARRANTIES	140
5.	NO SET-OFF	141
6.	TAXES	141
7.	COSTS AND EXPENSES	142
8.	REMEDIES AND WAIVERS	143
9.	PARTIAL INVALIDITY	143
10.	CURRENCY INDEMNITY	143
11.	RIGHTS CUMULATIVE	144
12.	TERMINATION	144
13.	ASSIGNMENTS	144
14.	NOTICES	144
15.	ENGLISH LANGUAGE	145
16.	GOVERNING LAW	146
17.	DISPUTE RESOLUTION	146
18.	IMMUNITY	148
19.	COUNTERPARTS AND EFFECTIVENESS	148

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

107

ANNEX E-1

PARENT GUARANTEE

This PARENT GUARANTEE (this “Guarantee”) is made by way of deed on [insert date] between:

[***] (the “Guarantor”); and

[***] (the “Beneficiary”, and together with the Guarantor, the “Parties” and each, a “Party”).

RECITALS

WHEREAS, [***] entered into a Shareholders’ Agreement dated [●] in connection with the governance, and management of Sadara Chemical Company] [***] dated [●]] (the “Agreement”);

WHEREAS, the Guarantor is entering into this Guarantee in respect of the payment and performance obligations of [***] (the “Obligor”) under the Agreement;

WHEREAS, the board of directors of the Guarantor is satisfied that the Guarantor is entering into this Guarantee for the purposes of its business and that its doing so benefits the Guarantor; and

WHEREAS, the Guarantor and the Beneficiary intend this Guarantee to take effect as a deed, even though the Beneficiary may only execute it under hand.

NOW, THEREFORE, it is hereby agreed as follows:

1.       INTERPRETATION

1.1	Definitions

In this Guarantee, the following terms have the meanings given to them in this Clause 1.1 (Definitions).

“Agreement” shall have the meaning given to such term in the Recitals.

“Beneficiary” shall have the meaning given to such term in the Preamble.

“Business Day” shall mean, in respect of any payment to be made or other action to be undertaken in connection with this Guarantee or the Agreement, any day in the place from which such payment is to be made or such action is to be undertaken, other than a day falling on a weekend (for example, Saturday and Sunday in the United States, or Thursday and Friday in The Kingdom) in that place, or a day on which banking institutions are not generally open for business in that place.

“Common Party” shall have the meaning given to such term in Clause 17.1(d) (Arbitration).

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

108

ANNEX E-1

“Dispute” shall have the meaning given to such term in Clause 17.1(a) (Arbitration).

“Governmental Entity” shall mean the government of any jurisdiction and any ministry, agency, court, judicial committee, regulatory, or other authority of the government of any jurisdiction.

“Guarantee” shall have the meaning given to such term in the Preamble.

“Guaranteed Obligations” shall mean all present and future duties, obligations, liabilities, and debts of the Obligor and all sums due from and all claims against the Obligor (whether financial or not) under and pursuant to the Agreement.

“Guarantor” shall have the meaning given to such term in the Preamble.

“ICC” shall mean the International Chamber of Commerce.

“ICC Court” shall have the meaning given to such term in Clause 17.1(a) (Arbitration).

“ICC Rules” shall have the meaning given to such term in Clause 17.1(a) (Arbitration).

“Insolvency Event” shall mean, in respect of the Obligor:

(a)	the commencement by the Obligor of a voluntary case, administration, or other proceedings seeking liquidation, reorganization, dissolution or winding-up, or other relief with respect to itself or its debts under bankruptcy, insolvency, reorganization, liquidation, moratorium, winding-up, composition or readjustment of debts, or other similar law of any jurisdiction now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or any substantial part of its property, or consenting to or failing to controvert in an appropriate manner any such relief, or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or making a general assignment for the benefit of its creditors, or failing generally to pay its debts as they become due, or taking any corporate action in any jurisdiction to authorize any of the foregoing;
(b)	the commencement of an involuntary case, administration, or other proceedings seeking liquidation, reorganization, dissolution or winding-up, or other relief with respect to the Obligor or its debts under any bankruptcy, insolvency, reorganization, liquidation, moratorium, winding-up, composition or readjustment of debts, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding remaining undismissed and unstayed for a period of sixty (60) days;

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

109

ANNEX E-1

(c)	an order for relief entered against the Obligor under the bankruptcy laws of any jurisdiction as now or hereafter in effect; or
(d)	any event, circumstance, or proceedings analogous to any of the foregoing in any relevant jurisdiction.

“Notice” shall have the meaning given to such term in Clause 14 (Notices).

“Obligor” shall have the meaning given to such term in the Recitals.

“Party” and “Parties” shall have the meaning given to such terms in the Preamble.

“Person” shall mean any individual, corporation, joint stock company, limited liability company, partnership, joint venture, association, trust, unincorporated organization, Governmental Entity, or other entity.

“Related Dispute(s)” shall have the meaning given to such term in Clause 17.1(d) (Arbitration).

“Tax” shall mean:

(a)	all income, capital gain, gross receipts, windfall profits, severance, property, production, ad valorem, sales, use, transfer, conveyance, stamp, recording, license, excise, net worth, franchise, capital, employment, withholding, social security contributions, and other taxes, duties and similar imposts, however denominated, together with any interest, additions or penalties in respect thereof, imposed by any taxing authority; and
(b)	any liability for the payment of any amount of a type described in paragraph (a) above arising as a result of being, or having been, a member of any consolidated, combined, unitary, or other group or being or having been included or required to be included in any tax return related thereto.

“Tax Credit” shall mean a refund of, credit against, relief, deduction or remission for, or repayment of any Tax.

“Tax Deduction” shall mean a deduction or withholding for, or on account of, Tax from a payment under this Guarantee.

“Tax Payment” shall mean an increased payment by the Guarantor to the Beneficiary in any way relating to a Tax Deduction.

“Termination Date” shall have the meaning given to such term in Clause 12 (Termination).

“The Kingdom” shall mean The Kingdom of Saudi Arabia.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

110

ANNEX E-1

“Tribunal” shall have the meaning given to such term in Clause 17.1(b) (Arbitration).

1.2	Construction

The provisions of Clause [●] (Usage) of the Agreement apply to this Guarantee as though they were set out in full in this Guarantee, except that references to the Agreement are to be construed as references to this Guarantee.

1.3	Third Party Rights

A Person which is not a Party shall have no rights pursuant to the Contracts (Rights of Third Parties) Act 1999 to enforce the provisions of this Guarantee.

2.         GUARANTEE

2.1	Guarantee and Indemnity

In consideration of the Beneficiary entering into the Agreement with the Obligor, the Guarantor by way of primary obligation and not by way of surety hereby:

(a)       irrevocably and unconditionally guarantees to the Beneficiary the punctual performance and observance by the Obligor of each and all of the Guaranteed Obligations which have become due and performable and which may become due and performable according to the terms of the Agreement (including all expenses and legal fees incurred by the Beneficiary in connection with the Beneficiary seeking to enforce the Agreement);

(b)       without prejudice to paragraph (a) of this Clause 2.1, undertakes to the Beneficiary that:

(i)	if the Obligor fails to pay to the Beneficiary any sum payable by the Obligor to the Beneficiary as and when due (or within any applicable grace period pursuant to the Agreement), the Guarantor shall pay that sum to the Beneficiary within five (5) Business Days following receipt of a written demand by the Beneficiary; and
(ii)	if the Obligor fails to perform in whole or in part any of its other obligations under the Agreement as and when due (or within any applicable grace period specified in the Agreement), the Guarantor shall remedy, or procure the remedy, of such failure to perform in accordance with the terms and conditions of the Agreement within five (5) Business Days of being required to do so in writing by the Beneficiary; and

(c)       agrees to indemnify, defend, and hold harmless the Beneficiary from and against any documented losses, damages, claims, costs, charges, and expenses arising out of any failure by the Obligor to perform each and all of the Guaranteed Obligations of the Obligor when and if such Guaranteed Obligations become due and performable according to the terms of the Agreement.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

111

ANNEX E-1

2.2	Demands

The amount specified in a demand made by the Beneficiary pursuant to this Guarantee as the amount of any Guaranteed Obligation or the amount due from the Guarantor under this Guarantee shall, in the absence of fraud or manifest error, be prima facie evidence that such amount is due and payable.

2.3	Limitations

Other than in relation to any expenses referred to in paragraph (a) of Clause 2.1 (Guarantee and Indemnity) and in relation to any losses, claims, costs, charges, and expenses referred to in paragraph (c) of Clause 2.1 (Guarantee and Indemnity), the Guarantor’s obligations and liability pursuant to this Guarantee shall be no greater than if the Guarantor were the Obligor under the Agreement. The Guarantor will be entitled in any proceedings brought by the Beneficiary under this Guarantee to take advantage of any defences, set-offs, or estoppels (or any equivalent arrangement) which would be available to the Obligor in any proceedings brought by the Beneficiary under the Agreement other than in circumstances where a Guaranteed Obligation of the Obligor under or pursuant to the Agreement which has accrued for performance is or becomes void, voidable, unenforceable, invalid, or otherwise ineffective as against the Obligor for any reason whatsoever (whether or not known to the Obligor, the Guarantor, or the Beneficiary).

3.         PRESERVATION OF RIGHTS

3.1	Continuing and Independent Obligations

The obligations of the Guarantor under this Guarantee:

(a)       are primary and not by way of surety;

(b)       shall be in addition to and shall be independent of any security which the Beneficiary may at any time hold in respect of the Obligor’s obligations under the Agreement; and

(c)       are continuing and accordingly shall remain in full force and effect until all Guaranteed Obligations (whether actual or contingent) to be performed by the Obligor under the Agreement and all obligations of the Guarantor required to be performed and observed under this Guarantee, in each case, have been satisfied in full, regardless of any intermediate payment or discharge in whole or in part, provided that if the Guarantor makes a payment in part in respect of an obligation under this Guarantee, the total payment required from the Guarantor to satisfy such obligation shall be reduced by the amount of such part payment.

3.2	Reinstatement

Where any release, discharge, or other arrangement in respect of any Guaranteed Obligation or any security the Beneficiary may hold for such Guaranteed Obligation is given or made in reliance on any payment or other disposition which is avoided or reduced (whether in whole or in part) in an insolvency, liquidation or otherwise, and whether or not the Beneficiary has conceded or compromised any claim that any such payment or other disposition will or should be avoided or repaid (in whole or in part):

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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ANNEX E-1

(a)       this Guarantee shall continue in accordance with its terms as if such release, discharge, or other arrangement had not been given or made in respect of the avoided or reduced payment or other disposition; and

(b)       the Beneficiary shall be entitled to recover or enforce the value or amount of that security or payment from the Guarantor, as if the release, discharge, or other arrangement had not occurred, in each case, for such time as the relevant payment to the Beneficiary remains outstanding and to the extent that the Obligor or the Guarantor in fact repays or restores the amount of any such avoided payment already received and/or held by or on behalf of the Beneficiary.

3.3	Immediate Recourse

The Beneficiary shall not be obliged before enforcing any of its rights or remedies conferred upon it by this Guarantee or by law:

(a)       to grant any time or indulgence to the Obligor;

(b)       to take any action in any court or arbitral proceedings or to obtain any judgment or award against the Obligor;

(c)       to enforce other security (if any) held by it in respect of the obligations of the Obligor under the Agreement; or

(d)       to pursue or exhaust any other right or remedy against the Obligor or any other Person.

3.4	Waiver of Defences

Subject to Clause 2.3 (Limitations) and Clause 12 (Termination), neither the obligations of the Guarantor contained in this Guarantee nor the rights, powers, and remedies conferred upon the Beneficiary by this Guarantee or by law shall be discharged, impaired, or otherwise affected by:

(a)       an Insolvency Event in respect of the Obligor;

(b)       any of the Guaranteed Obligations or any security held by the Beneficiary in respect thereof being or becoming illegal, invalid, unenforceable, or ineffective in any respect;

(c)       any time or other indulgence being granted or agreed:

(i)	with the Beneficiary or any other Person in respect of the Guaranteed Obligations or any of them; or

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(ii)	in respect of any security held by the Beneficiary in respect thereof;

(d)       any amendment, novation, supplement, extension (whether of maturity or otherwise) or restatement (in each case, however fundamental and of whatsoever nature) or replacement of the Agreement or any other agreement, guarantee, or security;

(e)       any neglect by the Beneficiary in enforcing any right of action or remedy afforded under the Agreement;

(f)       any total or partial failure to realise the value of, or any release, discharge, exchange, or substitution of, any security or other guarantee held by the Beneficiary in respect of the Guaranteed Obligations or any of them;

(g)       any breach of the Agreement by the Obligor or the Beneficiary (or any other party thereto) or other default of any such Person;

(h)       subject to paragraph (c) of Clause 3.1 (Continuing and Independent Obligations), the termination of the Agreement;

(i)       any act or omission of the Obligor pursuant to any other arrangement with the Guarantor, any change in the relationship between the Guarantor and the Obligor or dispute or disagreement between them under or in relation to the Agreement or otherwise; or

(j)       any other act, event, or omission which might operate to discharge, impair, or otherwise affect any of the obligations of the Guarantor under this Guarantee or any of the rights, powers, and remedies conferred upon the Beneficiary by this Guarantee or by law.

3.5	No Competition

Prior to the date on which all of the Guaranteed Obligations are irrevocably discharged in full, any right which the Guarantor may have by way of contribution, indemnity, subrogation, or otherwise (including in relation to any security relating thereto) in relation to the Guaranteed Obligations in competition with the Beneficiary, shall be exercised by the Guarantor only if and to the extent that the Beneficiary so requires and in such manner and upon such terms as the Beneficiary may specify and the Guarantor shall, until the date on which all of the Guaranteed Obligations are irrevocably discharged in full, hold any monies, rights, or security held or received by it as a result of the exercise of any such rights on behalf of the Beneficiary for application in accordance with any liability of the Guarantor under this Guarantee as if such monies, rights, or security were held or received by the Beneficiary under this Guarantee.

4.       REPRESENTATIONS AND WARRANTIES

4.1	Representations and Warranties

The Guarantor makes the representations and warranties set out in Clauses 4.2 (Status and Due Authorisation) to Clause 4.6 (Bankruptcy) as of the date of this Guarantee. The Guarantor acknowledges that the Beneficiary has agreed to accept this Guarantee in reliance on the representations and warranties set out in this Clause 4.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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4.2	Status and Due Authorisation

It is duly organized and validly existing under the laws of the jurisdiction in which it is organized. It has all requisite power and authority to enter into this Guarantee and to perform the obligations contemplated hereby, and the execution and delivery of this Guarantee and the performance hereof have been duly authorized by all necessary action on the part of the Guarantor.

4.3	Binding Effect

Except as otherwise provided in this Guarantee, every covenant, term, and provision of this Guarantee shall, in accordance with its terms, be binding upon and inure to the benefit of the Parties and their respective legal representatives, successors, transferees, and permitted assigns.

4.4	Governmental Consents

Any required authorizations of and exemptions, actions, or approvals by, and any required notices to or filings with, any governmental authority that are required to have been obtained or made by the Guarantor in connection with the execution and delivery of this Guarantee or the performance by it of its obligations hereunder will have been obtained or made and will be in full force and effect, and all conditions of any such authorizations, exemptions, actions, or approvals will have been complied with.

4.5	No Conflict

Neither the execution and delivery of this Guarantee nor the performance hereof will violate, conflict with, or result in a breach of any law or provision of the Guarantor’s organizational documents or any agreement, document, or instrument to which it is subject or by which it or its assets are bound or require the consent or approval (if not already obtained) of any shareholder, partner, equity holder, holder of indebtedness, or other Person, or contravene or result in a breach of or default under or the creation of any lien, charge, or encumbrance upon any property under any constitutive document, indenture, mortgage, loan agreement, lease, or other agreement, document, or instrument to which the Guarantor is a party.

4.6	Bankruptcy

No corporate action or legal proceeding for bankruptcy, winding up, dissolution, liquidation, or administration (or any similar or analogous process) has been taken or threatened against or in relation to it.

5.       NO SET-OFF

5.1	Place

Except as provided in Clause 2.3 (Limitations) and Clause 6 (Taxes), all payments made by the Guarantor under this Guarantee shall be calculated and made without (and free and clear of any deduction for) set-off or counterclaim.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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6.       TAXES

6.1	Tax Gross-up

(a)       The Guarantor shall make all payments to be made by it under this Guarantee without any Tax Deduction, unless a Tax Deduction is required by law.

(b)       If the Guarantor or the Beneficiary becomes aware that the Guarantor must make a Tax Deduction (or that there is a change in the rate or the basis of a Tax Deduction) it shall as soon as reasonably practicable notify the other Party.

(c)       If a Tax Deduction is to be made by the Guarantor under the laws of [The Kingdom] / [The Netherlands] or under the laws of any other jurisdiction through which the Guarantor elects to make payments under the Guarantee, the amount of the payment due from the Guarantor under this Guarantee shall, provided that the Beneficiary has complied with its obligations under Clause 6.2 (Tax Forms and Documentation), be increased to an amount which (after making any Tax Deduction) leaves an amount equal to the payment which would have been due if no Tax Deduction had been required.

(d)       If the Guarantor is required to make a Tax Deduction, it shall make that Tax Deduction and any payment of such deducted Tax it is required to make to a taxing authority within the time allowed and in the amount required by law.

(e)       Within thirty (30) days of a request from the Beneficiary in writing, if the Guarantor makes a Tax Deduction, the Guarantor shall deliver to the Beneficiary (to the extent reasonably available), evidence reasonably satisfactory to the Beneficiary that the Tax Deduction has been made or (as applicable) any appropriate payment has been paid to the relevant taxing authority.

6.2	Tax Forms and Documentation

(a)       If the Guarantor seeks to avoid having to make, in whole or in part, a Tax Deduction under this Guarantee which the Guarantor would otherwise be required to make, the Beneficiary shall, if so requested by the Guarantor in writing:

(i)	complete and deliver to the Guarantor or any relevant agency or other authority such certification, documentation, or forms (if any) specified by the Guarantor, or furnish to the Guarantor any information, in each case, as reasonably requested by the Guarantor, that may be necessary to establish any available exemption from, or reduction in the amount of, any Tax Deduction; and
(ii)	at the Guarantor’s expense, take such other action (if any) as is reasonable and is specified by the Guarantor to be necessary for the purpose of the relevant double tax treaty or other law applicable to the relevant sum paid or at any time payable by the Guarantor to the Beneficiary.

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(b)       The Beneficiary shall be required to comply with any request referred to in paragraph (a) above unless the Beneficiary cannot lawfully complete and deliver any specified forms and/or cannot lawfully provide such information or take such other action as the Guarantor may specify.

(c)       The Beneficiary shall comply with a request received under paragraph (a) above as soon as reasonably practicable after receipt of such a request unless excused from doing so under paragraph (b) above.

6.3	Tax Credit

If the Guarantor makes a Tax Payment under this Guarantee to the Beneficiary and the Beneficiary (acting reasonably) determines that:

(a)       a Tax Credit is attributable either to an increased payment of which that Tax Payment forms part or to that Tax Payment; and

(b)       it has obtained or utilised that Tax Credit,

the Beneficiary shall pay an amount to the Guarantor which the Beneficiary determines (acting reasonably) will leave it (after that payment) in the same after-Tax position as it would have been in if the Tax Payment had not been made by the Guarantor.

7.       COSTS AND EXPENSES

(a)       Each Party shall pay its own costs in connection with the preparation, negotiation, and execution of this Guarantee.

(b)       The Guarantor shall indemnify, defend, and hold harmless the Beneficiary on written demand from and against any and all reasonable and documented costs, claims, losses, expenses (including legal fees), and liabilities, which the Beneficiary may incur in connection with the enforcement of, or the preservation of, any rights under this Guarantee.

8.       REMEDIES AND WAIVERS

No failure by the Beneficiary to exercise, nor any delay by the Beneficiary in exercising, any right or remedy under this Guarantee shall operate as a waiver thereof nor shall any single or partial exercise of any such right or remedy prevent any further or other exercise thereof or the exercise of any other such right or remedy.

9.       PARTIAL INVALIDITY

If at any time any provision of this Guarantee is or becomes illegal, invalid, or unenforceable in any respect or this Guarantee is or becomes ineffective in any respect under the law of any jurisdiction, such illegality, invalidity, unenforceability, or ineffectiveness shall not affect:

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(a)       the legality, validity, or enforceability of the remaining provisions of this Guarantee or the effectiveness in any other respect of this Guarantee under such law; or

(b)       the legality, validity, or enforceability of such provision or the effectiveness of this Guarantee under the law of any other jurisdiction.

10.       CURRENCY INDEMNITY

10.1	Currency Conversion

In order to apply any sum held or received by the Beneficiary in a currency other than that which is payable under this Guarantee in or towards payment of the Guaranteed Obligations, the Beneficiary may purchase an amount in the currency of the obligation under this Guarantee and the rate of exchange to be used shall be that at which, at such time as it considers appropriate (acting reasonably), the Beneficiary is able to effect such purchase.

10.2	Currency Indemnity

If any sum due from the Guarantor under this Guarantee or any order or judgment given or made in relation to this Guarantee has to be converted from the currency (the “first currency”) in which the same is payable under this Guarantee or under such order or judgment into another currency (the “second currency”) for the purpose of:

(a)       making or filing a claim or proof against the Guarantor;

(b)       obtaining an order or judgment in any court or other tribunal; or

(c)       enforcing any order or judgment given or made in relation to this Guarantee,

then the Guarantor shall indemnify the Beneficiary from and against any loss suffered or incurred as a result of any discrepancy between:

(i)	the rate of exchange used for such purpose to convert the sum in question from the first currency into the second currency; and
(ii)	the rate or rates of exchange at which the Beneficiary may in the ordinary course of business purchase the first currency with the second currency upon receipt of a sum paid to it in satisfaction, in whole or in part, of any such order, judgment, claim or proof.

11.       RIGHTS CUMULATIVE

The rights and remedies provided by this Guarantee are cumulative and not exclusive of any rights or remedies provided by law.

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12.       TERMINATION

The obligations of the Guarantor under this Guarantee shall automatically terminate upon the date of the earliest to occur of the expiry or early termination of the term of the Agreement or the Obligor ceasing to be a party thereto in accordance with its terms, and, in any case, only upon the satisfaction in full of all of the Obligor’s obligations under the Agreement that have accrued and are unperformed at such time (such date, the “Termination Date”). Following the occurrence of the Termination Date and receipt of a written request by the Guarantor, the Beneficiary shall promptly provide to the Guarantor a written release of the Guarantor from its obligations under this Guarantee.

13.       ASSIGNMENTS

13.1	The Guarantor’s Rights and Obligations

Except as expressly provided in this Guarantee, no rights or obligations under this Guarantee may be assigned, transferred, or otherwise disposed of (including held or declared into trust) by the Guarantor without first seeking and obtaining the prior written consent of the Beneficiary.

13.2	The Beneficiary’s Rights

The Beneficiary may assign the rights under and benefit of this Guarantee or any part thereof, to any permitted assignee under the Agreement, including any assignment by way of security of its rights under and benefit of this Guarantee in favour of any financing party with respect to the Agreement. The Guarantor agrees, upon the written request of the Beneficiary, to execute such documents as may be reasonably and customarily required to consent to and give effect to such assignment under applicable law.

14.       NOTICES

Any notice or communication to be given pursuant to this Guarantee by a Party to the other Party, shall be sufficiently given if in writing and delivered by postal service, international prepaid courier, facsimile, or hand with written receipt to the following Persons at the addresses set forth below or to such other Person or addresses as such Party may designate (a “Notice”):

If to the Guarantor:

[●]

Attn: [●]

Fax: + [●]

with a copy to:

[●]

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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Attn: [●]

Fax: + [●]

If to the Beneficiary:

[●]

Attn: [●]

Fax: + [●]

with a copy to:

[●]

Attn: [●]

Fax: + [●]

Any such Notice sent in accordance with this Clause 14 shall, if receipt is not acknowledged, be deemed to have been delivered at the expiration of seventy-two (72) hours from the time at which the same is sent, provided that a Notice shall not be deemed to have been delivered if sent by post, until the time of actual receipt by the addressee, and, in the case of a facsimile, until production of a transmission report from the machine from which the facsimile was sent (which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient).

15.       ENGLISH LANGUAGE

The governing language of this Guarantee and all related documents, instruments, and other materials relating hereto (including Notices) shall be English.

16.       GOVERNING LAW

This Guarantee shall be construed in accordance with the plain meaning of its terms and shall be interpreted in all respects in accordance with and governed by the laws of [England and Wales] [The Kingdom]1.

17.       DISPUTE RESOLUTION

17.1	Arbitration

(a)       All disputes, controversies or claims arising under, out of or in connection with this Guarantee (each a “Dispute”), if not finally settled by agreement between the Parties, may be referred to by any Party to arbitration under the Rules of Arbitration of the International Chamber of Commerce (the “ICC Rules”) in accordance with this Clause 17.1. Nothing in this Clause 17.1 shall prejudice the rights of a Party to:

______________________

1 NOTE TO DRAFT: Governing law to conform to that of the Agreement being guaranteed.

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(i)	commence arbitration proceedings against any Party whether or not that Party was a party to the Dispute; and
(ii)	raise in the arbitration claims, defences, counterclaims or cross-claims based on matter that did not form part of the Dispute.

The Request for Arbitration (as defined in the ICC Rules) shall be sent by the claimant(s) to all other Parties, whether or not such other Parties are named as respondents in the Request for Arbitration. A Party that is not named as a respondent in the Request for Arbitration may become a party to arbitral proceedings by submitting a written notice to this effect to the International Court of Arbitration of the International Chamber of Commerce (the “ICC Court”) and to the other Parties within ten (10) days from the receipt by such Party of the Request for Arbitration. A Party that is named as a respondent in the Request for Arbitration may join any other Party to the arbitral proceedings by submitting a written notice to this effect to the ICC Court and to the other Parties within ten (10) days from the receipt by such Party of the Request for Arbitration.

(b)       There shall be three (3) arbitrators appointed in accordance with the ICC Rules, provided that the parties to the arbitration shall have thirty (30) days after the confirmation of the second arbitrator to agree on the third arbitrator, who shall act as president. Where there are more than two parties to the arbitration, the arbitrators shall be appointed in accordance with Article 12 of the ICC Rules, provided that the parties to the arbitration shall have thirty (30) days after the confirmation of the second arbitrator to agree on the third arbitrator, who shall act as president. The three (3) arbitrators shall constitute the “Tribunal”. The Parties agree that no provision in the ICC Rules will apply insofar as it renders any individual ineligible for appointment as arbitrator on the grounds of nationality.

(c)       The seat of the arbitration shall be London, England, and the language of the arbitration shall be English. The Tribunal shall have the right and authority to grant injunctive, declaratory and other equitable relief. Judgment upon any award rendered in the arbitration may be entered in any court having jurisdiction, or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be. The award shall not be subject to appeal according to Section 69 of the English Arbitration Act of 1996. Section 45 of the English Arbitration Act of 1996 shall also not apply.

(d)       Where a Party (a “Common Party”) is of the opinion that a Dispute raises issues or facts that are substantially the same as or connected with issues or facts raised in a dispute involving that Party under the Agreement (the “Related Dispute(s)”), the following provisions shall apply:

(i)	if no arbitral tribunal has been appointed in connection with the Dispute, the Common Party may by Notice to the other Parties to the arbitration require the Dispute to be referred to and determined by the arbitral tribunal appointed or to be appointed in respect of any such Related Dispute(s); and

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(ii)	if no arbitral tribunal has been appointed in connection with a Related Dispute, the Common Party may by Notice to the other Parties to the arbitration require the Related Dispute to be referred to and determined by the arbitral tribunal appointed or to be appointed in respect of the Dispute.

(e)       The applicable arbitral tribunal, after having invited all parties to the Dispute and all parties to the Related Dispute(s) to make submissions on the issue of consolidation, may (but shall not be obliged to) direct that the Dispute and the Related Dispute(s) be dealt with in the same arbitration and the proceedings consolidated or otherwise be coordinated on such terms (including as to costs) as it considers just or may direct any of them to be heard one after another and may order any of them to be stayed until determination of any of them. For the purposes of this paragraph, the Parties adhere to and consent to be bound by the arbitration agreement contained in the Agreement.

(f)       If the applicable arbitral tribunal is unable or unwilling to determine both the Dispute and the Related Dispute, the Dispute shall proceed to be finally settled under the ICC Rules. The fact that an individual is a member of the arbitral tribunal appointed to determine the Related Dispute shall not in that case constitute a reason preventing that individual from being appointed to the arbitral tribunal for the Dispute.

(g)       The arbitrators in any consolidated or coordinated arbitration shall have the power at any time prior to signature or approval of the terms of reference under the ICC Rules, on the application of any Party or on their own motion, and on such terms as they consider just, to order that the arbitration as between any two (2) or more Persons proceed separately, but before the same arbitrators, from the arbitration as between any other two (2) or more Persons, and to make any directions consequent thereon as they consider expedient for the future conduct of all such proceedings.

(h)       The Parties irrevocably waive any claim to any damages in the nature of punitive or exemplary damages, and the Tribunal is specifically divested of any power to award such damages.

(i)       Without prejudice to any other mode of service allowed under any relevant law, each of the Parties agrees that any process in relation to any proceedings before the English courts in connection with any arbitration commenced under this Guarantee shall be duly served upon it if delivered personally or sent by registered post in the case of:

(i)	the Guarantor [insert English agent of Guarantor]; and
(ii)	the Beneficiary [insert English agent of Beneficiary],

or such other person and address in England and Wales as a Party shall by Notice inform the other Party from time to time. Each Party represents and warrants that its agent has accepted the appointment and has agreed to act as agent for the service of process, and each Party agrees to take all action that may be necessary to continue such appointment in full force and effect.

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(j)       Save and to the extent that disclosure may be required by law or otherwise required by a court or arbitral tribunal or to enforce or challenge an award, the Parties undertake to keep confidential the existence, content or results of any arbitration hereunder, and undertake not to disseminate to any third party nor use for any purpose other than the arbitration immediately at hand any documents or information disclosed to them in any such arbitration, without the prior written consent of all the Parties concerned, provided that nothing in this paragraph shall prohibit a party from disclosing information to actual or potential witnesses or experts where necessary for their selection or the preparation of any claim or defence in the arbitration.

18.       IMMUNITY

To the extent that any Party may in any jurisdiction claim for itself for its assets immunity from suit, execution, attachment (whether in aid of execution, before judgment or otherwise), or other legal process and to the extent that in any such jurisdiction there may be attributed to itself or its assets such immunity (whether or not claimed), such Party hereby irrevocably agrees not to claim and hereby irrevocably waives such immunity to the full extent permitted by the laws of such jurisdiction. The execution, delivery, and performance of this Guarantee constitute private and commercial acts.

19.       COUNTERPARTS AND EFFECTIVENESS

19.1	Counterparts

This Guarantee may be executed in any number of counterparts and by the Parties on separate counterparts, each of which when executed and delivered shall be an original but all the counterparts together constitute one instrument.

19.2	Effectiveness

This Guarantee shall take effect as a deed on the date on which it is stated to be made.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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IN WITNESS WHEREOF, this Guarantee has been duly executed as a deed by the Parties2.

SIGNATORIES
TO THIS CORPORATE GUARANTEE

THE GUARANTOR

[EXECUTED on behalf of

[***]

as a DEED by:

Name: [●]

Title: [●]

In the presence of:

Signature of witness:	Signature of witness:

Name of witness: [●]	Name of witness: [●]

Address of witness: [●]	Address of witness: [●]

Occupation of witness: [●]	Occupation of witness: [●]

[***]

Address:	[●]

Fax Number:	[●]

Attention:	[●]][3]

[EXECUTED on behalf of

[***]

as a DEED by:

Name:	[●]
Title:	[●]

_______________________

[2]	NOTE TO DRAFT: Execution formalities to be agreed following confirmation of governing law of this Guarantee.
[3]	[***].

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Address:	[●]

Fax Number:	[●]

Attention:	[●]][4]

_______________________

[4]	[***] .

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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THE BENEFICIARY

EXECUTED on behalf of

[***]

as a DEED by:

Name: [●]

Title: [●]

In the presence of:

Signature of witness:	Signature of witness:

Name of witness: [●]	Name of witness: [●]

Address of witness: [●]	Address of witness: [●]

Occupation of witness: [●]	Occupation of witness: [●]

[***]

Address:	[●]

Fax Number:	[●]

Attention:	[●]

and

Address:	[●]

Fax Number:	[●]

Attention:	[●]

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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FORM OF SECONDARY GUARANTEE

SECONDARY GUARANTEE

between

[***]

as the Guarantor

and

[***]

as the Beneficiary

dated as of [●]

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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Page

1.	INTERPRETATION	154
2.	GUARANTEE	157
3.	PRESERVATION OF RIGHTS	158
4.	REPRESENTATIONS AND WARRANTIES	161
5.	NO SET-OFF	162
6.	TAXES	162
7.	COSTS AND EXPENSES	164
8.	REMEDIES AND WAIVERS	164
9.	PARTIAL INVALIDITY	164
10.	CURRENCY INDEMNITY	164
11.	RIGHTS CUMULATIVE	165
12.	TERMINATION	165
13.	ASSIGNMENTS	165
14.	NOTICES	166
15.	ENGLISH LANGUAGE	167
16.	GOVERNING LAW	167
17.	DISPUTE RESOLUTION	167
18.	IMMUNITY	169
19.	COUNTERPARTS AND EFFECTIVENESS	169

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.
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SECONDARY GUARANTEE

This SECONDARY GUARANTEE (this “Guarantee”) is made by way of deed on [insert date] between:

[***] (the “Guarantor”); and

[***] (the “Beneficiary”, and together with the Guarantor, the “Parties” and each, a “Party”).

RECITALS

WHEREAS, [***] (the “Primary Obligor”) [***] (the “Principal Agreement”);

WHEREAS, [***] (the “Parent Guarantor”) and the Beneficiary entered into a guarantee, dated on or about the date hereof, with respect to the payment and performance obligations of the Primary Obligor under the Principal Agreement (the “Parent Guarantee”, and, together with the Principal Agreement, the “Relevant Agreements” and each, a “Relevant Agreement”);

WHEREAS, the Guarantor is entering into this Guarantee in respect of the payment and performance obligations of the Parent Guarantor (the Parent Guarantor together with the Primary Obligor, the “Obligors” and each, an “Obligor”) under the Parent Guarantee; and

WHEREAS, the Guarantor and the Beneficiary intend this Guarantee to take effect as a deed, even though the Beneficiary may only execute it under hand.

NOW, THEREFORE, it is hereby agreed as follows:

1.       INTERPRETATION

1.1	Definitions

In this Guarantee, the following terms have the meanings given to them in this Clause 1.1 (Definitions).

“Beneficiary” shall have the meaning given to such term in the Preamble.

“Business Day” shall mean, in respect of any payment to be made or other action to be undertaken in connection with this Guarantee or the Principal Agreement, any day in the place from which such payment is to be made or such action is to be undertaken, other than a day falling on a weekend (for example, Saturday and Sunday in the United States, or Thursday and Friday in The Kingdom) in that place, or a day on which banking institutions are not generally open for business in that place.

“Common Party” shall have the meaning given to such term in Clause 17.1(d) (Arbitration).

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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“Dispute” shall have the meaning given to such term in Clause 17.1(a) (Arbitration).

“Governmental Entity” shall mean the government of any jurisdiction and any ministry, agency, court, judicial committee, regulatory, or other authority of the government of any jurisdiction.

“Guarantee” shall have the meaning given to such term in the Preamble.

“Guaranteed Obligations” shall mean all present and future duties, obligations, liabilities, and debts of the Parent Guarantor and all sums due from and all claims against the Parent Guarantor (whether financial or not) under and pursuant to the Parent Guarantee.

“Guarantor” shall have the meaning given to such term in the Preamble.

“ICC” shall mean the International Chamber of Commerce.

“ICC Court” shall have the meaning given to such term in Clause 17.1(a) (Arbitration).

“ICC Rules” shall have the meaning given to such term in Clause 17.1(a) (Arbitration).

“Insolvency Event” shall mean, in respect of the Parent Guarantor:

(a)	the commencement by the Parent Guarantor of a voluntary case, administration, or other proceedings seeking liquidation, reorganization, dissolution or winding-up, or other relief with respect to itself or its debts under bankruptcy, insolvency, reorganization, liquidation, moratorium, winding-up, composition or readjustment of debts, or other similar law of any jurisdiction now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or any substantial part of its property, or consenting to or failing to controvert in an appropriate manner any such relief, or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or making a general assignment for the benefit of its creditors, or failing generally to pay its debts as they become due, or taking any corporate action in any jurisdiction to authorize any of the foregoing;
(b)	the commencement of an involuntary case, administration, or other proceedings seeking liquidation, reorganization, dissolution or winding-up, or other relief with respect to the Parent Guarantor or its debts under any bankruptcy, insolvency, reorganization, liquidation, moratorium, winding-up, composition or readjustment of debts, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding remaining undismissed and unstayed for a period of sixty (60) days;

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(c)	an order for relief entered against the Parent Guarantor under the bankruptcy laws of any jurisdiction as now or hereafter in effect; or
(d)	any event, circumstance, or proceedings analogous to any of the foregoing in any relevant jurisdiction.

“Notice” shall have the meaning given to such term in Clause 14 (Notices).

“Obligor” and “Obligors” shall have the meaning given to such terms in the Recitals.

“Parent Guarantee” shall have the meaning given to such term in the Recitals.

“Parent Guarantor” shall have the meaning given to such term in the Recitals.

“Party” and “Parties” shall have the meaning given to such terms in the Preamble.

“Person” shall mean any individual, corporation, joint stock company, limited liability company, partnership, joint venture, association, trust, unincorporated organization, Governmental Entity, or other entity.

“Primary Obligor” shall have the meaning given to such term in the Recitals.

“Principal Agreement” shall have the meaning given to such term in the Recitals.

“Related Dispute(s)” shall have the meaning given to such term in Clause 17.1(d) (Arbitration).

“Relevant Agreement” and “Relevant Agreements” shall have the meaning given to such terms in the Recitals.

“Tax” shall mean:

(a)	all income, capital gain, gross receipts, windfall profits, severance, property, production, ad valorem, sales, use, transfer, conveyance, stamp, recording, license, excise, net worth, franchise, capital, employment, withholding, social security contributions, and other taxes, duties and similar imposts, however denominated, together with any interest, additions or penalties in respect thereof, imposed by any taxing authority; and
(b)	any liability for the payment of any amount of a type described in paragraph (a) above arising as a result of being, or having been, a member of any consolidated, combined, unitary, or other group or being or having been included or required to be included in any tax return related thereto.

“Tax Credit” shall mean a refund of, credit against, relief, deduction or remission for, or repayment of any Tax.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

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“Tax Deduction” shall mean a deduction or withholding for, or on account of, Tax from a payment under this Guarantee.

“Tax Payment” shall mean an increased payment by the Guarantor to the Beneficiary in any way relating to a Tax Deduction.

“Termination Date” shall have the meaning given to such term in Clause 12 (Termination).

“The Kingdom” shall mean The Kingdom of Saudi Arabia.

“Tribunal” shall have the meaning given to such term in Clause 17.1(b) (Arbitration).

1.2	Construction

The provisions of Clause [●] (Usage) of the Principal Agreement apply to this Guarantee as though they were set out in full in this Guarantee, except that references to the Agreement are to be construed as references to this Guarantee.

1.3	Third Party Rights

A Person which is not a Party shall have no rights pursuant to the Contracts (Rights of Third Parties) Act 1999 to enforce the provisions of this Guarantee.

2.       GUARANTEE

2.1	Guarantee and Indemnity

In consideration of the Beneficiary entering into the Principal Agreement with the Primary Obligor, the Guarantor by way of primary obligation and not by way of surety hereby:

(a)       irrevocably and unconditionally guarantees to the Beneficiary the punctual performance and observance by the Parent Guarantor of each and all of the Guaranteed Obligations which have become due and performable and which may become due and performable according to the terms of the Parent Guarantee (including all expenses and legal fees incurred by the Beneficiary in connection with the Beneficiary seeking to enforce the Parent Guarantee);

(b)       without prejudice to paragraph (a) of this Clause 2.1, undertakes to the Beneficiary that:

(i)	if the Parent Guarantor fails to pay to the Beneficiary any sum payable by the Parent Guarantor to the Beneficiary as and when due (or within any applicable grace period pursuant to the Parent Guarantee), the Guarantor shall pay that sum to the Beneficiary within three (3) Business Days following receipt of a written demand by the Beneficiary; and

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(ii)	if the Parent Guarantor fails to perform in whole or in part any of its other obligations under the Parent Guarantee as and when due (or within any applicable grace period specified in the Parent Guarantee), the Guarantor shall remedy, or procure the remedy, of such failure to perform in accordance with the terms and conditions of the Parent Guarantee within three (3) Business Days of being required to do so in writing by the Beneficiary; and

(c)       agrees to indemnify, defend, and hold harmless the Beneficiary from and against any documented losses, damages, claims, costs, charges, and expenses arising out of any failure by the Parent Guarantor to perform each and all of the Guaranteed Obligations of the Parent Guarantor when and if such Guaranteed Obligations become due and performable according to the terms of the Parent Guarantee.

2.2	Demands

The amount specified in a demand made by the Beneficiary pursuant to this Guarantee as the amount of any Guaranteed Obligation or the amount due from the Guarantor under this Guarantee shall, in the absence of fraud or manifest error, be prima facie evidence that such amount is due and payable.

2.3	Limitations

Other than in relation to any expenses referred to in paragraph (a) of Clause 2.1 (Guarantee and Indemnity) and in relation to any losses, claims, costs, charges, and expenses referred to in paragraph (c) of Clause 2.1 (Guarantee and Indemnity), the Guarantor’s obligations and liability pursuant to this Guarantee shall be no greater than if the Guarantor were the Parent Guarantor under the Parent Guarantee. The Guarantor will be entitled in any proceedings brought by the Beneficiary under this Guarantee to take advantage of any defences, set-offs, or estoppels (or any equivalent arrangement) which would be available to the Parent Guarantor in any proceedings brought by the Beneficiary under the Parent Guarantee other than in circumstances where a Guaranteed Obligation of the Parent Guarantor under or pursuant to the Parent Guarantee which has accrued for performance is or becomes void, voidable, unenforceable, invalid, or otherwise ineffective as against the Parent Guarantor for any reason whatsoever (whether or not known to the Parent Guarantor, the Guarantor, or the Beneficiary).

3.       PRESERVATION OF RIGHTS

3.1	Continuing and Independent Obligations

The obligations of the Guarantor under this Guarantee:

(a)       are primary and not by way of surety;

(b)       shall be in addition to and shall be independent of any security which the Beneficiary may at any time hold in respect of any Obligor’s obligations under the Relevant Agreements to which it is a party; and

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(c)       are continuing and accordingly shall remain in full force and effect until all Guaranteed Obligations (whether actual or contingent) to be performed by the Parent Guarantor under the Parent Guarantee and all obligations of the Guarantor required to be performed and observed under this Guarantee, in each case, have been satisfied in full, regardless of any intermediate payment or discharge in whole or in part, provided that if the Guarantor makes a payment in part in respect of an obligation under this Guarantee, the total payment required from the Guarantor to satisfy such obligation shall be reduced by the amount of such part payment.

3.2	Reinstatement

Where any release, discharge, or other arrangement in respect of any Guaranteed Obligation or any security the Beneficiary may hold for such Guaranteed Obligation is given or made in reliance on any payment or other disposition which is avoided or reduced (whether in whole or in part) in an insolvency, liquidation, or otherwise, and whether or not the Beneficiary has conceded or compromised any claim that any such payment or other disposition will or should be avoided or repaid (in whole or in part):

(a)       this Guarantee shall continue in accordance with its terms as if such release, discharge, or other arrangement had not been given or made in respect of the avoided or reduced payment or other disposition; and

(b)       the Beneficiary shall be entitled to recover or enforce the value or amount of that security or payment from the Guarantor, as if the release, discharge, or other arrangement had not occurred, in each case, for such time as the relevant payment to the Beneficiary remains outstanding and to the extent that the Parent Guarantor or the Guarantor in fact repays or restores the amount of any such avoided payment already received and/or held by or on behalf of the Beneficiary.

3.3	Immediate Recourse

The Beneficiary shall not be obliged before enforcing any of its rights or remedies conferred upon it by this Guarantee or by law:

(a)       to grant any time or indulgence to the Parent Guarantor;

(b)       to take any action in any court or arbitral proceedings or to obtain any judgment or award against the Parent Guarantor;

(c)       to enforce other security (if any) held by it in respect of the obligations of the Parent Guarantor under the Parent Guarantee; or

(d)       to pursue or exhaust any other right or remedy against any Obligor or any other Person.

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3.4	Waiver of Defences

Subject to Clause 2.3 (Limitations) and Clause 12 (Termination), neither the obligations of the Guarantor contained in this Guarantee nor the rights, powers, and remedies conferred upon the Beneficiary by this Guarantee or by law shall be discharged, impaired, or otherwise affected by:

(a)       an Insolvency Event in respect of the Parent Guarantor;

(b)       any of the Guaranteed Obligations or any security held by the Beneficiary in respect thereof being or becoming illegal, invalid, unenforceable, or ineffective in any respect;

(c)       any time or other indulgence being granted or agreed:

(i)	with the Beneficiary or any other Person in respect of the Guaranteed Obligations or any of them; or
(ii)	in respect of any security held by the Beneficiary in respect thereof;

(d)       any amendment, novation, supplement, extension (whether of maturity or otherwise), or restatement (in each case, however fundamental and of whatsoever nature) or replacement of the Parent Guarantee or any other agreement, guarantee or security;

(e)       any neglect by the Beneficiary in enforcing any right of action or remedy afforded under the Parent Guarantee;

(f)       any total or partial failure to realise the value of, or any release, discharge, exchange, or substitution of, any security or other guarantee held by the Beneficiary in respect of the Guaranteed Obligations or any of them;

(g)       any breach of the Parent Guarantee by the Parent Guarantor or the Beneficiary (or any other party thereto) or other default of any such Person;

(h)       subject to paragraph (c) of Clause 3.1 (Continuing and Independent Obligations), the termination of the Parent Guarantee;

(i)       any act or omission of the Parent Guarantor pursuant to any other arrangement with the Guarantor, any change in the relationship between the Guarantor and the Parent Guarantor or dispute or disagreement between them under or in relation to the Parent Guarantee or otherwise; or

(j)       any other act, event, or omission which might operate to discharge, impair, or otherwise affect any of the obligations of the Guarantor under this Guarantee or any of the rights, powers, and remedies conferred upon the Beneficiary by this Guarantee or by law.

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3.5	No Competition

Prior to the date on which all of the Guaranteed Obligations are irrevocably discharged in full, any right which the Guarantor may have by way of contribution, indemnity, subrogation, or otherwise (including in relation to any security relating thereto) in relation to the Guaranteed Obligations in competition with the Beneficiary, shall be exercised by the Guarantor only if and to the extent that the Beneficiary so requires and in such manner and upon such terms as the Beneficiary may specify and the Guarantor shall, until the date on which all of the Guaranteed Obligations are irrevocably discharged in full, hold any monies, rights, or security held or received by it as a result of the exercise of any such rights on behalf of the Beneficiary for application in accordance with any liability of the Guarantor under this Guarantee as if such monies, rights, or security were held or received by the Beneficiary under this Guarantee.

4.       REPRESENTATIONS AND WARRANTIES

4.1	Representations and Warranties

The Guarantor makes the representations and warranties set out in Clauses 4.2 (Status and Due Authorisation) to Clause 4.6 (Bankruptcy) as of the date of this Guarantee. The Guarantor acknowledges that the Beneficiary has agreed to accept this Guarantee in reliance on the representations and warranties set out in this Clause 4.

4.2	Status and Due Authorisation

It is duly organized and validly existing under the laws of the jurisdiction in which it is organized. It has all requisite power and authority to enter into this Guarantee and to perform the obligations contemplated hereby, and the execution and delivery of this Guarantee and the performance hereof have been duly authorized by all necessary action on the part of the Guarantor.

4.3	Binding Effect

Except as otherwise provided in this Guarantee, every covenant, term, and provision of this Guarantee shall, in accordance with its terms, be binding upon and inure to the benefit of the Parties and their respective legal representatives, successors, transferees, and permitted assigns.

4.4	Governmental Consents

Any required authorizations of and exemptions, actions, or approvals by, and any required notices to or filings with, any governmental authority that are required to have been obtained or made by the Guarantor in connection with the execution and delivery of this Guarantee or the performance by it of its obligations hereunder will have been obtained or made and will be in full force and effect, and all conditions of any such authorizations, exemptions, actions, or approvals will have been complied with.

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4.5	No Conflict

Neither the execution and delivery of this Guarantee nor the performance hereof will violate, conflict with, or result in a breach of any law or provision of the Guarantor’s organizational documents or any agreement, document, or instrument to which it is subject or by which it or its assets are bound or require the consent or approval (if not already obtained) of any shareholder, partner, equity holder, holder of indebtedness, or other Person, or contravene or result in a breach of or default under or the creation of any lien, charge, or encumbrance upon any property under any constitutive document, indenture, mortgage, loan agreement, lease, or other agreement, document, or instrument to which the Guarantor is a party.

4.6	Bankruptcy

No corporate action or legal proceeding for bankruptcy, winding up, dissolution, liquidation, or administration (or any similar or analogous process) has been taken or threatened against or in relation to it.

5.       NO SET-OFF

5.1	Place

Except as provided in Clause 2.3 (Limitations) and Clause 6 (Taxes), all payments made by the Guarantor under this Guarantee shall be calculated and made without (and free and clear of any deduction for) set-off or counterclaim.

6.       TAXES

6.1	Tax Gross-up

(a)       The Guarantor shall make all payments to be made by it under this Guarantee without any Tax Deduction, unless a Tax Deduction is required by law.

(b)       If the Guarantor or the Beneficiary becomes aware that the Guarantor must make a Tax Deduction (or that there is a change in the rate or the basis of a Tax Deduction) it shall as soon as reasonably practicable notify the other Party.

(c)       If a Tax Deduction is to be made by the Guarantor under the laws of the United States of America or under the laws of any other jurisdiction through which the Guarantor elects to make payments under the Guarantee, the amount of the payment due from the Guarantor under this Guarantee shall, provided that the Beneficiary has complied with its obligations under Clause 6.2 (Tax Forms and Documentation), be increased to an amount which (after making any Tax Deduction) leaves an amount equal to the payment which would have been due if no Tax Deduction had been required.

(d)       If the Guarantor is required to make a Tax Deduction, it shall make that Tax Deduction and any payment of such deducted Tax it is required to make to a taxing authority within the time allowed and in the amount required by law.

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(e)       Within thirty (30) days of a request from the Beneficiary in writing, if the Guarantor makes a Tax Deduction, the Guarantor shall deliver to the Beneficiary (to the extent reasonably available), evidence reasonably satisfactory to the Beneficiary that the Tax Deduction has been made or (as applicable) any appropriate payment has been paid to the relevant taxing authority.

6.2	Tax Forms and Documentation

(a)       If the Guarantor seeks to avoid having to make, in whole or in part, a Tax Deduction under this Guarantee which the Guarantor would otherwise be required to make, the Beneficiary shall, if so requested by the Guarantor in writing:

(i)	complete and deliver to the Guarantor or any relevant agency or other authority such certification, documentation, or forms (if any) specified by the Guarantor, or furnish to the Guarantor any information, in each case, as reasonably requested by the Guarantor, that may be necessary to establish any available exemption from, or reduction in the amount of, any Tax Deduction; and
(ii)	at the Guarantor’s expense, take such other action (if any) as is reasonable and is specified by the Guarantor to be necessary for the purpose of the relevant double tax treaty or other law applicable to the relevant sum paid or at any time payable by the Guarantor to the Beneficiary.

(b)       The Beneficiary shall be required to comply with any request referred to in paragraph (a) above unless the Beneficiary cannot lawfully complete and deliver any specified forms and/or cannot lawfully provide such information or take such other action as the Guarantor may specify.

(c)       The Beneficiary shall comply with a request received under paragraph (a) above as soon as reasonably practicable after receipt of such a request unless excused from doing so under paragraph (b) above.

6.3	Tax Credit

If the Guarantor makes a Tax Payment under this Guarantee to the Beneficiary and the Beneficiary (acting reasonably) determines that:

(a)       a Tax Credit is attributable either to an increased payment of which that Tax Payment forms part or to that Tax Payment; and

(b)       it has obtained or utilised that Tax Credit,

the Beneficiary shall pay an amount to the Guarantor which the Beneficiary determines (acting reasonably) will leave it (after that payment) in the same after-Tax position as it would have been in if the Tax Payment had not been made by the Guarantor.

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7.       COSTS AND EXPENSES

(a)       Each Party shall pay its own costs in connection with the preparation, negotiation, and execution of this Guarantee.

(b)       The Guarantor shall indemnify, defend, and hold harmless the Beneficiary on written demand from and against any and all reasonable and documented costs, claims, losses, expenses (including legal fees), and liabilities, which the Beneficiary may incur in connection with the enforcement of, or the preservation of, any rights under this Guarantee.

8.       REMEDIES AND WAIVERS

No failure by the Beneficiary to exercise, nor any delay by the Beneficiary in exercising, any right or remedy under this Guarantee shall operate as a waiver thereof nor shall any single or partial exercise of any such right or remedy prevent any further or other exercise thereof or the exercise of any other such right or remedy.

9.       PARTIAL INVALIDITY

If at any time any provision of this Guarantee is or becomes illegal, invalid, or unenforceable in any respect or this Guarantee is or becomes ineffective in any respect under the law of any jurisdiction, such illegality, invalidity, unenforceability, or ineffectiveness shall not affect:

(a)       the legality, validity, or enforceability of the remaining provisions of this Guarantee or the effectiveness in any other respect of this Guarantee under such law; or

(b)       the legality, validity, or enforceability of such provision or the effectiveness of this Guarantee under the law of any other jurisdiction.

10.       CURRENCY INDEMNITY

10.1	Currency Conversion

In order to apply any sum held or received by the Beneficiary in a currency other than that which is payable under this Guarantee in or towards payment of the Guaranteed Obligations, the Beneficiary may purchase an amount in the currency of the obligation under this Guarantee and the rate of exchange to be used shall be that at which, at such time as it considers appropriate (acting reasonably), the Beneficiary is able to effect such purchase.

10.2	Currency Indemnity

If any sum due from the Guarantor under this Guarantee or any order or judgment given or made in relation to this Guarantee has to be converted from the currency (the “first currency”) in which the same is payable under this Guarantee or under such order or judgment into another currency (the “second currency”) for the purpose of:

(a)       making or filing a claim or proof against the Guarantor;

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(b)       obtaining an order or judgment in any court or other tribunal; or

(c)       enforcing any order or judgment given or made in relation to this Guarantee,

then the Guarantor shall indemnify the Beneficiary from and against any loss suffered or incurred as a result of any discrepancy between:

(i)	the rate of exchange used for such purpose to convert the sum in question from the first currency into the second currency; and
(ii)	the rate or rates of exchange at which the Beneficiary may in the ordinary course of business purchase the first currency with the second currency upon receipt of a sum paid to it in satisfaction, in whole or in part, of any such order, judgment, claim or proof.

11.       RIGHTS CUMULATIVE

The rights and remedies provided by this Guarantee are cumulative and not exclusive of any rights or remedies provided by law.

12.       TERMINATION

The obligations of the Guarantor under this Guarantee shall automatically terminate upon the date of the termination of the Parent Guarantee in accordance with its terms (such date, the “Termination Date”). Following the occurrence of the Termination Date and receipt of a written request by the Guarantor, the Beneficiary shall promptly provide to the Guarantor a written release of the Guarantor from its obligations under this Guarantee.

13.       ASSIGNMENTS

13.1	The Guarantor’s Rights and Obligations

Except as expressly provided in this Guarantee, no rights or obligations under this Guarantee may be assigned, transferred, or otherwise disposed of (including held or declared into trust) by the Guarantor without first seeking and obtaining the prior written consent of the Beneficiary.

13.2	The Beneficiary’s Rights

The Beneficiary may assign the rights under and benefit of this Guarantee or any part thereof, to any permitted assignee under the Principal Agreement, including any assignment by way of security of its rights under and benefit of this Guarantee in favour of any financing party with respect to the Principal Agreement. The Guarantor agrees, upon the written request of the Beneficiary, to execute such documents as may be reasonably and customarily required to consent to and give effect to such assignment under applicable law.

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14.       NOTICES

Any notice or communication to be given pursuant to this Guarantee by a Party to the other Party, shall be sufficiently given if in writing and delivered by postal service, international prepaid courier, facsimile, or hand with written receipt to the following Persons at the addresses set forth below or to such other Person or addresses as such Party may designate (a “Notice”):

If to the Guarantor:

[●]

Attn: [●]

Fax: + [●]

with a copy to:

[●]

Attn: [●]

Fax: + [●]

If to the Beneficiary:

[●]

Attn: [●]

Fax: + [●]

with a copy to:

[●]

Attn: [●]

Fax: + [●]

Any such Notice sent in accordance with this Clause 14 shall, if receipt is not acknowledged, be deemed to have been delivered at the expiration of seventy-two (72) hours from the time at which the same is sent, provided that a Notice shall not be deemed to have been delivered if sent by post, until the time of actual receipt by the addressee, and, in the case of a facsimile, until production of a transmission report from the machine from which the facsimile was sent (which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient).

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15.       ENGLISH LANGUAGE

The governing language of this Guarantee and all related documents, instruments, and other materials relating hereto (including Notices) shall be English.

16.       GOVERNING LAW

This Guarantee shall be construed in accordance with the plain meaning of its terms and shall be interpreted in all respects in accordance with and governed by the laws of [England and Wales] [The Kingdom]1.

17.       DISPUTE RESOLUTION

17.1	Arbitration

(a)       All disputes, controversies or claims arising under, out of or in connection with this Guarantee (each a “Dispute”), if not finally settled by agreement between the Parties, may be referred to by any Party to arbitration under the Rules of Arbitration of the International Chamber of Commerce (the “ICC Rules”) in accordance with this Clause 17.1. Nothing in this Clause 17.1 shall prejudice the rights of a Party to:

(i)	commence arbitration proceedings against any Party whether or not that Party was a party to the Dispute; and
(ii)	raise in the arbitration claims, defences, counterclaims or cross-claims based on matter that did not form part of the Dispute.

The Request for Arbitration (as defined in the ICC Rules) shall be sent by the claimant(s) to all other Parties, whether or not such other Parties are named as respondents in the Request for Arbitration. A Party that is not named as a respondent in the Request for Arbitration may become a party to arbitral proceedings by submitting a written notice to this effect to the International Court of Arbitration of the International Chamber of Commerce (the “ICC Court”) and to the other Parties within ten (10) days from the receipt by such Party of the Request for Arbitration. A Party that is named as a respondent in the Request for Arbitration may join any other Party to the arbitral proceedings by submitting a written notice to this effect to the ICC Court and to the other Parties within ten (10) days from the receipt by such Party of the Request for Arbitration.

(b)       There shall be three (3) arbitrators appointed in accordance with the ICC Rules, provided that the parties to the arbitration shall have thirty (30) days after the confirmation of the second arbitrator to agree on the third arbitrator, who shall act as president. Where there are more than two parties to the arbitration, the arbitrators shall be appointed in accordance with Article 12 of the ICC Rules, provided that the parties to the arbitration shall have thirty (30) days after the confirmation of the second arbitrator to agree on the third arbitrator, who shall act as president. The three (3) arbitrators shall constitute the “Tribunal”. The Parties agree that no provision in the ICC Rules will apply insofar as it renders any individual ineligible for appointment as arbitrator on the grounds of nationality.

________________________

[1]	NOTE TO DRAFT: Governing law to conform to that of the Agreement being guaranteed.

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(c)       The seat of the arbitration shall be London, England, and the language of the arbitration shall be English. The Tribunal shall have the right and authority to grant injunctive, declaratory and other equitable relief. Judgment upon any award rendered in the arbitration may be entered in any court having jurisdiction, or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be. The award shall not be subject to appeal according to Section 69 of the English Arbitration Act of 1996. Section 45 of the English Arbitration Act of 1996 shall also not apply.

(d)       Where a Party (a “Common Party”) is of the opinion that a Dispute raises issues or facts that are substantially the same as or connected with issues or facts raised in a dispute involving that Party under the Principal Agreement (the “Related Dispute(s)”), the following provisions shall apply:

(i)	if no arbitral tribunal has been appointed in connection with the Dispute, the Common Party may by Notice to the other Parties to the arbitration require the Dispute to be referred to and determined by the arbitral tribunal appointed or to be appointed in respect of any such Related Dispute(s); and
(ii)	if no arbitral tribunal has been appointed in connection with a Related Dispute, the Common Party may by Notice to the other Parties to the arbitration require the Related Dispute to be referred to and determined by the arbitral tribunal appointed or to be appointed in respect of the Dispute.

(e)       The applicable arbitral tribunal, after having invited all parties to the Dispute and all parties to the Related Dispute(s) to make submissions on the issue of consolidation, may (but shall not be obliged to) direct that the Dispute and the Related Dispute(s) be dealt with in the same arbitration and the proceedings consolidated or otherwise be coordinated on such terms (including as to costs) as it considers just or may direct any of them to be heard one after another and may order any of them to be stayed until determination of any of them. For the purposes of this paragraph, the Parties adhere to and consent to be bound by the arbitration agreement contained in the Principal Agreement.

(f)       If the applicable arbitral tribunal is unable or unwilling to determine both the Dispute and the Related Dispute, the Dispute shall proceed to be finally settled under the ICC Rules. The fact that an individual is a member of the arbitral tribunal appointed to determine the Related Dispute shall not in that case constitute a reason preventing that individual from being appointed to the arbitral tribunal for the Dispute.

(g)       The arbitrators in any consolidated or coordinated arbitration shall have the power at any time prior to signature or approval of the terms of reference under the ICC Rules, on the application of any Party or on their own motion, and on such terms as they consider just, to order that the arbitration as between any two (2) or more Persons proceed separately, but before the same arbitrators, from the arbitration as between any other two (2) or more Persons, and to make any directions consequent thereon as they consider expedient for the future conduct of all such proceedings.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

143

ANNEX E-2

(h)       The Parties irrevocably waive any claim to any damages in the nature of punitive or exemplary damages, and the Tribunal is specifically divested of any power to award such damages.

(i)       Without prejudice to any other mode of service allowed under any relevant law, each of the Parties agrees that any process in relation to any proceedings before the English courts in connection with any arbitration commenced under this Guarantee shall be duly served upon it if delivered personally or sent by registered post in the case of:

(i)	the Guarantor [insert English agent of Beneficiary]; and
(ii)	the Beneficiary [insert English agent of Beneficiary],

or such other person and address in England and Wales as a Party shall by Notice inform the other Party from time to time. Each Party represents and warrants that its agent has accepted the appointment and has agreed to act as agent for the service of process, and each Party agrees to take all action that may be necessary to continue such appointment in full force and effect.

(j)       Save and to the extent that disclosure may be required by law or otherwise required by a court or arbitral tribunal or to enforce or challenge an award, the Parties undertake to keep confidential the existence, content or results of any arbitration hereunder, and undertake not to disseminate to any third party nor use for any purpose other than the arbitration immediately at hand any documents or information disclosed to them in any such arbitration, without the prior written consent of all the Parties concerned, provided that nothing in this paragraph shall prohibit a party from disclosing information to actual or potential witnesses or experts where necessary for their selection or the preparation of any claim or defence in the arbitration.

18.       IMMUNITY

To the extent that any Party may in any jurisdiction claim for itself for its assets immunity from suit, execution, attachment (whether in aid of execution, before judgment or otherwise), or other legal process and to the extent that in any such jurisdiction there may be attributed to itself or its assets such immunity (whether or not claimed), such Party hereby irrevocably agrees not to claim and hereby irrevocably waives such immunity to the full extent permitted by the laws of such jurisdiction. The execution, delivery, and performance of this Guarantee constitute private and commercial acts.

19.       COUNTERPARTS AND EFFECTIVENESS

19.1	Counterparts

This Guarantee may be executed in any number of counterparts and by the Parties on separate counterparts, each of which when executed and delivered shall be an original but all the counterparts together constitute one instrument.

19.2	Effectiveness

This Guarantee shall take effect as a deed on the date on which it is stated to be made.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.
144

ANNEX E-2

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

145

ANNEX E-2

IN WITNESS WHEREOF, this Guarantee has been duly executed as a deed by the Parties2.

SIGNATORIES
TO THIS CORPORATE GUARANTEE

THE GUARANTOR

EXECUTED on behalf of

[***]

as a DEED by:

Name: [●]

Title: [●]

In the presence of:

Signature of witness:	Signature of witness:

Name of witness: [●]	Name of witness: [●]

Address of witness: [●]	Address of witness: [●]

Occupation of witness: [●]	Occupation of witness: [●]

[***]

Address:	[●]

Fax Number:	[●]

Attention:	[●]

_______________________

[2]	NOTE TO DRAFT: Execution formalities to be agreed following confirmation of governing law of this Guarantee.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

146

ANNEX E-2

THE BENEFICIARY

EXECUTED on behalf of

[***]

as a DEED by:

Name: [●]

Title: [●]

In the presence of:

Signature of witness:	Signature of witness:

Name of witness: [●]	Name of witness: [●]

Address of witness: [●]	Address of witness: [●]

Occupation of witness: [●]	Occupation of witness: [●]

[***]

Address:	[●]

Fax Number:	[●]

Attention:	[●]

and

Address:	[●]

Fax Number:	[●]

Attention:	[●]

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

147

ANNEX F

THE MARKETING COUNCIL

[***]

4.	Function and Scope
(a)	The Marketing Council may develop and adopt:
(i)	procedures (the “MC Procedures”) in relation to the performance of its function and scope; and/or
(ii)	procedures (the “ES&OP and S&OP Procedures”) in relation to the ES&OP’s and the S&OP’s performance of their respective function and scope,

in each case, which may be amended by the Marketing Council from time to time, provided that:

(A)	nothing in the MC Procedures, or the ES&OP and S&OP Procedures, shall:
(1)	be inconsistent with the terms of any Project Agreement;
(2)	operate to override, invalidate or otherwise affect the application of any Project Agreement; or
(3)	constitute a variation to any Project Agreement; and
(B)	in the event of any conflict or inconsistency between the MC Procedures, or the ES&OP and S&OP Procedures, and the provisions of any Project Agreement, the provisions of such Project Agreement shall prevail.
(b)	The Marketing Council shall be responsible for:
(i)	overseeing and, where required, resolving disagreements in relation to all activities undertaken by the ES&OP;
(ii)	approving all relevant decisions, reports or other actions of the ES&OP in accordance with this Annex F;
(iii)	delegating, overseeing and approving the exercise by the Company of such rights and obligations as are identified in the PMLAs as being rights, obligations, decisions, instructions or matters to be exercised, made, determined, given, agreed or notified by the Company; and
(iv)	performing any other functions that may be delegated to it by the Board from time to time.

[***]

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

148

ANNEX G

THE ES&OP

[***]

4.       Function and Scope

(a)	The ES&OP shall be responsible for:
(i)	subject to the Marketing Council’s oversight, the activities of the Company relating to production planning and the implementation of the PMLAs;
(ii)	interacting with each Marketer on a bilateral basis;
(iii)	exercising, subject to the Marketing Council’s oversight and approval, such rights and obligations as are identified in the PMLAs, as applicable, as being rights, obligations, decisions, instructions or matters to be exercised, made, determined, given, agreed or notified by the Company; and
(iv)	performing any other functions that may be delegated to it by the Marketing Council from time to time.
(b)	The ES&OP shall have the authority to delegate the performance of any of its functions to the S&OP, provided that the authority granted to the S&OP pursuant to such delegation shall not contradict the terms of any Project Agreement.

[***]

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

149

ANNEX H

[***]

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that The Dow Chemical Company treats as private or confidential.

150